                                                               November 20, 1998

Kemper
Important News

                                for Kemper Quantitative Equity Fund Shareholders

YOUR FUND WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON THURSDAY, DECEMBER 17, 1998, IN BOSTON, MASSACHUSETTS. THE PURPOSE IS TO VOTE ON CERTAIN IMPORTANT PROPOSALS AFFECTING YOUR FUND.

THE FIRST FEW PAGES OF THIS BOOKLET SUMMARIZE THE PROPOSALS AND EXPLAIN THE PROXY PROCESS -- INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSALS.

================================================================================

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 17, 1998?

A The Board of Trustees for the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund" or the "Fund") has called a Special Meeting of Shareholders for December 17, 1998 at which you will be asked to vote on the approval of a new investment management agreement and a reorganization (the "Reorganization") of your Fund into the Kemper Blue Chip Fund (the "Blue Chip Fund"). At a Shareholder meeting to be held at the same time, Blue Chip Fund shareholders will be asked to vote on a new investment management agreement and revisions to certain fundamental investment policies.

Q ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A The Quantitative Equity Fund seeks growth of capital and reduction of risk through professional management of a diversified portfolio of equity securities. The Blue Chip Fund seeks long-term growth of capital and of income.

Q WHAT ADVANTAGES WILL THE REORGANIZATION PRODUCE FOR FUND SHAREHOLDERS?

A We expect the proposed Reorganization to lower gross operating expenses as a percentage of net assets due to the Blue Chip Fund's larger net assets and greater economies of scale.

Q WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A The Special Meeting of Shareholders is scheduled for December 17, 1998. Shareholders of record as of September 22, 1998 will be eligible to vote their shares at the Special Meeting. If approved, the Reorganization is

                              [KEMPER FUNDS LOGO]
expected to close on February 5, 1999 or such other date as the parties may mutually agree.

Q WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A Yes. Upon approval and completion of the Reorganization, shareholders of the Quantitative Equity Fund will exchange their shares for shares of the Blue Chip Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. You will receive Blue Chip Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Quantitative Equity Fund shares on that date.

Q IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF MY NEW FUND?

A Certificates for Blue Chip Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Quantitative Equity Fund shares in certificate form, you will need to return these certificates to the Fund's shareholder service agent in order to receive new certificates for your Blue Chip Fund shares.

If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the Fund's shareholder service agent by certified mail as soon as possible.

Q WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A No. The expenses associated with the Reorganization will be borne by Scudder Kemper Investments, Inc. ("Scudder Kemper"), the investment adviser for the Funds.

Q HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A The investment management fee schedules for the Funds are the same. Fund management expects that the overall expenses, as a percentage of net assets, will decrease reflecting the larger net assets and greater economies of scale of the Blue Chip Fund.

Q WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Blue Chip Fund shares you receive will be the same as the tax basis and holding period of your Quantitative Equity Fund shares.

Q CAN I EXCHANGE OR REDEEM MY QUANTITATIVE EQUITY FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A You may exchange your Quantitative Equity Fund shares for shares of any other Kemper Fund, or redeem your shares, at any time. IF YOU CHOOSE TO DO SO, YOUR REQUEST WILL BE TREATED AS A NORMAL EXCHANGE OR REDEMPTION OF SHARES (SUBJECT TO ANY APPLICABLE DEFERRED SALES CHARGE) AND WILL BE A TAXABLE TRANSACTION FOR FEDERAL INCOME TAX PURPOSES.

Q WHAT ELSE WILL I BE VOTING ON?

A You will also be asked to vote on the approval of a new investment management agreement.

Q WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT MANAGEMENT AGREEMENT?

A Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's Adviser, Scudder Kemper, has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or the Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to the Fund.

As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's Adviser (even in the most technical, definitional sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with the Fund.

Q HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A We do not expect the transaction to affect you as a Fund shareholder. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between the Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of the Fund will take such action as they deem to be in the best interests of the Fund and its shareholders.

Q HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A The Board of Trustees for the Quantitative Equity Fund has unanimously agreed that the new investment management agreement and the Reorganization are in your best interests and recommends that you vote in favor of them.

Q HOW DO I VOTE MY SHARES?

A You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Kemper at (800) 248-2116.

Q WILL SCUDDER KEMPER CONTACT ME?

A You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION AND FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

                              ABOUT THE PROXY CARD

                   Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
                   Please vote all issues
shown on each proxy card that you receive.

 Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of board members), mark--For Both, Withhold Both or Except. If you mark an X in the Except box, you should print the name or number relating to the individual for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

 We appreciate your continuing support and look forward to serving your future investment needs.
 THANK YOU FOR MAILING YOUR
 PROXY CARD PROMPTLY!

PROXY CARD SAMPLE

KEMPER QUANTITATIVE
EQUITY FUND

                                                               November 20, 1998

Dear Shareholder:

Enclosed is a proxy asking you to vote on the approval of a new investment management agreement and the reorganization of your Fund into the Kemper Blue Chip Fund, a mutual fund that pursues a similar investment objective. If the proposed reorganization is approved, you would become a shareholder of the Blue Chip Fund.

The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/ Proxy Statement.

The proposals have been approved by the Trustees for your Fund, who recommend you vote "FOR" the proposals. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for December 17, 1998. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Kemper.

------------------------------------------------------------------------------

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
------------------------------------------------------------------------------

Sincerely,
Daniel Pierce
Chairman of the Board

KEMPER QUANTITATIVE EQUITY FUND
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 17, 1998

                                                               November 20, 1998

Notice is hereby given that a Special Meeting of Shareholders of the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund", a "Fund" or a "Trust"), an open-end management investment company organized as a Massachusetts business trust, will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 on December 17, 1998 at 11:00 a.m., Eastern Time (the "Special Meeting"), for the following purposes:

1. To approve the new investment management agreement created by the consummation of the Zurich-B.A.T Transaction.

2. To approve an Agreement and Plan of Reorganization pursuant to which the Quantitative Equity Fund would (i) transfer all of its assets to the Kemper Blue Chip ("Blue Chip Fund"), an open-end management investment company organized as a Massachusetts business trust, in exchange for Class A, B, C and I shares of beneficial interest of the Blue Chip Fund and the Blue Chip Fund's assumption of the liabilities of the Quantitative Equity Fund, (ii) distribute such shares of the Blue Chip Fund to the holders of shares of the Quantitative Equity Fund and (iii) be liquidated, dissolved and terminated in accordance with the Trust's Declaration of Trust.

3. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on September 22, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

------------------------------------------------------------------------------

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

Philip J. Collora
VICE PRESIDENT AND SECRETARY

PROSPECTUS/PROXY STATEMENT

KEMPER BLUE CHIP FUND

RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
KEMPER QUANTITATIVE EQUITY FUND

This Prospectus/Proxy Statement is being furnished to shareholders of the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund", a "Fund" or a "Trust"), an open-end management investment company organized as a Massachusetts business trust, and relates to the special meeting of shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place in Boston, Massachusetts on Thursday, December 17, 1998 at 11:00 a.m., Eastern Time and any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on September 22, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. A primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Quantitative Equity Fund into the Kemper Blue Chip Fund (the "Blue Chip Fund", a "Fund" or a "Trust"), an open-end management investment company organized as a Massachusetts business trust (the "Reorganization" ). The Reorganization would result in shareholders of the Quantitative Equity Fund in effect exchanging their Class A, B, C and I shares of the Quantitative Equity Fund for corresponding Class A, B, C and I shares of the Blue Chip Fund. The purpose of the Reorganization is to permit the shareholders of the Quantitative Equity Fund to lower gross operating expenses as a percentage of net assets due to the combined fund's larger net assets and greater economies of scale.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/ PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

At the Special Meeting, shareholders of the Quantitative Equity Fund will also vote on the approval of a new investment management agreement created by consummation of the B.A.T Transaction.

At a joint shareholder meeting to be held at the same time, Blue Chip Fund shareholders will be asked to vote on a new investment management agreement and revisions to certain fundamental investment policies. The investment objective of the Blue Chip Fund is to seek long-term growth of capital and income. There can be no assurance that the Blue Chip Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 222 South Riverside Plaza, Chicago, Illinois 60606, (312) 537-7000 or (800) 621-1048. The enclosed proxy and this Prospectus/Proxy Statement are first being sent to shareholders of the Quantitative Equity Fund on or about November 20, 1998.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Quantitative Equity Fund should know before voting on the Reorganization (in effect, investing in Class A, B, C and I shares of the Blue Chip Fund) and constitutes an offering of Class A, B, C and I shares of beneficial interest of the Blue Chip Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 20, 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Blue Chip Fund Prospectus") and Statement of Additional Information containing additional information about the Blue Chip Fund, each dated January 27, 1998 as supplemented from time to time, have been filed with the SEC and are incorporated herein by reference. A copy of the Blue Chip Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the " Quantitative Equity Fund Prospectus") and Statement of Additional Information containing additional information about the Quantitative Equity Fund, each dated January 27, 1998 as supplemented from time to time, have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 621-1048 OR BY WRITING THE FUND AT 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Funds, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

       THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS NOVEMBER 20, 1998.

PROSPECTUS/PROXY STATEMENT
KEMPER BLUE CHIP FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
KEMPER QUANTITATIVE EQUITY FUND

TABLE OF CONTENTS

                                                             PAGE
                                                             ----
PROPOSAL 1. APPROVAL OF A NEW INVESTMENT MANAGEMENT
            AGREEMENT....................................      1
PROPOSAL 2. APPROVAL OF THE REORGANIZATION...............     15
A.    Summary............................................     15
      The Reorganization.................................     15
      Reasons for the Proposed Reorganization............     16
      Comparison of the Blue Chip Fund with the
      Quantitative Equity Fund...........................     17
B.    Risk Factors.......................................     33
      Similarity of Risks................................     33
      Differences in Risks...............................     34
C.    The Proposed Reorganization........................     34
      Terms of the Agreement.............................     35
      Description of Securities to be Issued.............     36
      Continuation of Shareholder Accounts and Plans;
      Share Certificates.................................     37
      Certain Federal Income Tax Consequences............     37
      Expenses...........................................     39
      Legal Matters......................................     39
      Financial Statements...............................     40
D.    Recommendation of the Board........................     40
OTHER INFORMATION........................................     41
A.    Shareholders of the Blue Chip Fund and the
      Quantitative Equity Fund...........................     41
B.    Shareholder Proposals..............................     43
C.    Voting Information and Requirements................     43

                                                             PAGE
                                                             ----
Exhibits
      Form of New Investment Management Agreement........  Exhibit A
      Investment Objectives and Advisory Fees for Funds
      Not Included in this Proxy Statement and Advised by
      Scudder Kemper Investments, Inc....................  Exhibit B
      Proposed Revisions to Certain Fundamental Policies
      of the Blue Chip Fund..............................  Exhibit C
      Financial Highlights...............................  Exhibit D
Enclosures
      Blue Chip Fund and Quantitative Equity Fund
      Prospectus

PROPOSAL 1. APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT.

INTRODUCTION.

Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") acts as the adviser to the Fund pursuant to an investment management agreement entered into by the Fund and the Adviser. The investment management agreement in effect between the Fund and the Adviser prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as the "Former Investment Management Agreement." The investment management agreement currently in effect between the Fund and the Adviser was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as the "New Investment Management Agreement" and, together with Former Investment Management Agreement, the "Investment Management Agreements."

On June 26, 1997, one of the Adviser's predecessors, Scudder, Stevens & Clark, Inc. ("Scudder"), entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary and Adviser of the Fund, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of the Fund's investment management agreement with Kemper. However, the Former Investment Management Agreement between the Fund and Scudder Kemper was approved by the Board of the Fund and by the Fund's shareholders.

THE ZURICH-B.A.T TRANSACTION.

On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in the Adviser) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which now holds B.A.T's financial services businesses.

Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"). As a result, upon the completion of the Transaction, the former Zurich shareholders initially became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders now own (through Allied Zurich p.l.c.) 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

CORPORATE GOVERNANCE.

At the closing of the Zurich-B.A.T Transaction, the parties entered into a governing agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services (the "Governing Agreement").

The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Hueppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman Mr. Hueppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of the Adviser, who is responsible for

Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom are current Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Board of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

Zurich has informed the Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including the Adviser.

Governance arrangements that were put in place at the time of acquisition of Zurich's 70% interest in the Adviser (which are discussed below under "Adviser") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting the Adviser without the approval of the directors of the Adviser elected by the non-Zurich shareholders of the Adviser.

Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of the Fund's Former Investment Management Agreement with the Adviser. As required by the 1940 Act, the Former Investment Management Agreement provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between the Fund and the Adviser was approved by the Board members of the Fund and is now being proposed for approval by shareholders of the Fund. The Adviser has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission"), permitting it to implement, without prior shareholder approval, the New Investment Management Agreement for a period of up to 150 days after the consummation of the Transaction, which occurred on September 7, 1998. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. In accordance with the exemptive order, the advisory fees paid by the Fund to the Adviser under a New Investment Management Agreement have been held in an interest-bearing escrow account, and the Fund will continue to deposit such fees in escrow until shareholder approval of a New Investment Management Agreement. If an agreement is not approved, the fees shall be returned to the Fund. THE NEW INVESTMENT MANAGEMENT AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Former Investment Management Agreement are described under "Description of the Investment Management Agreements" below.

BOARD RECOMMENDATION.

On July 16, 1998, the Board of the Fund met and the Board members, including the Board members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreement and to recommend approval to the shareholders of the Fund.

For information about Board deliberations and the reasons for their recommendation, please see "Board Evaluation" near the end of this PROPOSAL 1.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENT.

Under the Investment Management Agreements, the Adviser provides the Fund with continuing investment management services. The Adviser also determines which securities should be purchased, held, or sold, and what portion of the Funds' assets should be held uninvested, subject to each Declaration of Trust, By-Laws, investment objectives, policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

The Investment Management Agreements provide that the Adviser will provide continuing management of the assets of the Fund in accordance with the Fund's investment objectives, policies and restrictions, furnish at its expense office space and facilities to the Fund and render administrative services on behalf of the Fund necessary for the Fund's operations and not provided by persons not parties to the agreement including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as was required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of their business, subject to the direction and control of the Board.

The Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the fees and expenses of Non-Interested Board members; the costs of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of shareholders' and other meetings, and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Funds's custodian or other agents; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Adviser; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

The Adviser is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Adviser and making available, without expense to the Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Adviser. Under the Investment Management Agreements, the Adviser also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Fund who are directors, officers or employees of the Adviser.

For the services and facilities furnished, the Fund pays a monthly investment management fee based upon the value of the Fund's average daily net assets. See "PROPOSAL 2. APPROVAL OF THE REORGANIZATION -- Comparison of the Blue Chip Fund with the Quantitative Equity Fund -- ADVISORY AND OTHER FEES." During the fiscal year ended

November 30, 1997, the Quantitative Equity Fund paid $46,000 to the Adviser.

The Investment Management Agreement further provides that the Adviser shall be liable for any error of judgement or mistake of law suffered by the Fund or of any loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

The Investment Management Agreement may be terminated without penalty upon sixty
(60) days written notice by either party. The Fund may agree to terminate its Investment Management Agreement either by a vote of a majority of the outstanding voting securities of the Fund, or by a vote of its Board. An Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Adviser or any of its officers or Trustees has taken any action resulting in a breach of the Adviser's covenants under the Investment Management Agreement. As stated above, an Investment Management Agreement automatically terminates in the event of its assignment.

The Adviser has acted as Adviser for the Fund since December 31, 1997. The Former Investment Management Agreement is dated December 31, 1997, and was last approved for continuance by the Board on January 20, 1998. The shareholders of the Fund approved the Former Investment Management Agreement on December 3, 1997. The Former Investment Management Agreement continues until March 1, 1999. The Former Investment Management Agreement was last submitted to shareholders for approval in connection with the Zurich/Scudder alliance.

NEW INVESTMENT MANAGEMENT AGREEMENT.

The New Investment Management Agreement for the Fund is dated as of the consummation of the Transaction, which occurred on September 7, 1998. The New Investment Management Agreement will be in effect for an initial term ending on March 1, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by its Board and, in either event, the vote of a majority of the Non-interested Board members, cast in person at a meeting called for such purpose. At a meeting held on September 18, 1998 the Board of the Fund, including a majority of the Non-Interested Trustees, approved the continuance of the New Investment Management Agreement through

September 30, 1999. In the event that shareholders of the Fund do not approve the New Investment Management Agreement, it will terminate. In such event, the Board of the Fund will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENT.

The New Investment Management Agreement is substantially identical to the Former Investment Management Agreement, except for the dates of execution and termination.

THE ADVISER.

Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched is first fund in 1948. Since December 31, 1997, the Adviser has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, the Adviser has more than $241.1 billion in assets under management. The principal source of the Adviser's income is professional fees received from providing continuing investment advise. The Adviser provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

As stated above, the Adviser is a Delaware corporation. The names, addresses and principal occupations of the Directors of the Adviser are as follows:

NAME AND ADDRESS                             PRINCIPAL OCCUPATION
----------------                             --------------------
Stephen R. Beckwith...............    Treasurer and Chief Financial
  345 Park Avenue,                    Officer of the Adviser
  New York, New York
Lynn S. Birdsong..................    Managing Director of the Adviser
  345 Park Avenue,
  New York, New York
William Bolinder..................    Member of Zurich Financial
  1400 American Lane,                 Services Group Management Board
  Schaumburg, Illinois
Lawrence Cheng....................    Senior Partner of Capital Z
  345 Park Avenue,                    Partners
  New York, New York
Gunther Gose......................    Chief Financial Officer of Zurich
  Mythenquai 2,                       Financial Services
  Zurich, Switzerland
Kathryn L. Quirk..................    General Counsel of the Adviser
  345 Park Avenue,
  New York, New York
Cornelia M. Small.................    Managing Director of the Adviser
  345 Park Avenue,
  New York, New York
Edmond D. Villani.................    President and Chief Executive
  345 Park Avenue,                    Officer of the Adviser
  New York, New York
Rolf Hueppi.......................    Chairman of the Board and Chief
  Mythenquai 2,                       Executive Officer of Zurich
  Zurich, Switzerland

The outstanding voting securities of the Adviser are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Adviser's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Adviser, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan"); and 9.66% by the Plan. There are no outstanding non-voting securities of the Adviser.

In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December 1997, Daniel Pierce, a Director of the Fund, sold 85.4% of his holdings in Scudder to Zurich for cash.

Pursuant to the Security Holders Agreement which was entered into in connection with Scudder-Zurich transaction, the Board of Directors of the Adviser consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

The Security Holders Agreement requires the approval of a majority of the Scudder-designated Directors for certain decisions, including changing the name of the Adviser, effecting an initial public offering before April 15, 2005, causing the Adviser to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in the Adviser's capital structure, dissolving or liquidating the Adviser, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Adviser's stock held by persons who were employees of the Adviser at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of the Adviser, rights of Zurich to repurchase the Adviser's stock upon termination of employment of the Adviser's personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

Directors, officers and employees of the Adviser from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund for which IFTC serves as transfer and dividend-paying agent and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, computes net asset value for the Fund. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services from the Fund. Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, provides information and administrative services for shareholders of the Fund pursuant to administrative services agreements. KDI is also the principal underwriter and distributor of the Fund's shares and acts as agent of the Fund in the sale of its shares. For the Class B shares and Class C shares of the Fund, KDI receives a Rule 12b-1 distribution fee at the annual rate of 0.75% of average daily net assets of each such class.

KSvC and KDI will continue to provide transfer agency and underwriting, administrative and distribution services, respectively, to the Fund, as described above, under the current arrangement if the New Investment Management Agreement is approved.

Exhibit B sets forth (for the funds' last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by the Adviser.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS.

To the maximum extent feasible, the Adviser places orders for portfolio transactions through Scudder Investors Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of the Adviser. In selecting brokers and dealers with which to place portfolio transactions for the Fund, the Adviser may consider sales of shares of the Fund and of other funds managed by the Adviser or its affiliates. When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to the Adviser. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by the Adviser.

BOARD EVALUATION.

The Board met on July 16, 1998 to consider the Transaction and its effects on the Fund. The Board met with senior management personnel of the Adviser. The Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. As a result of their review and consideration of the Transaction and the proposed new investment management agreement, the Board of the Fund voted unanimously to approve a New Investment Management Agreement and to recommend it to the shareholders of the Fund for approval.

In connection with its review, the Adviser represented to the Board that: the Transaction will have no effect on the operational management of the Fund; the Transaction will not result in any change in the management or operations of the Adviser; there will not be any increase in the advisory fee or any change in any other provision, other than the term, of the investment management agreement as a result of the Transaction; the Transaction will not adversely affect the Adviser's financial condition; and the Transaction should expand the Adviser's global asset management capabilities and enhance the Adviser's research capabilities, particularly with respect to the United Kingdom and Europe.

In connection with its deliberations, the Board obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate a New Investment Management and other agreements.

     - Zurich looks upon the Adviser as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to the Adviser and its affairs all attention and resources that are necessary to provide for its respective fund top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in the Fund's investment objectives or policies.

     - The Transaction will not result in any change in either management or operations of the Adviser or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of the Fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to such Fund which has the potential to have a material adverse affect upon such Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Fund of the type and quality currently provided by the Adviser and its subsidiaries, or superior thereto.

     - Zurich plans to maintain or enhance the Adviser's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for the Adviser to maintain overall compensation policies and practices at market levels or better.

     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

     - Zurich will promptly advise the Board of decisions materially affecting the Adviser organization as they relate to the Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the Board's prior consideration.

Zurich assured the Board that it intends to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of the Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meeting of the Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Fund and the Non-Interested Board members.

The Board also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Fund (See "Corporate Governance" above).

In evaluating the New Investment Management Agreement, the Board took into account that the fees and expenses payable by the Fund under the New Investment Management Agreement are the same as under the Former Investment Management Agreement, that the services provided to the Fund are the same and that the other terms, except for the dates of execution and termination, are substantially similar. The Board also took into consideration that the portfolio managers and research personnel would continue their functions with the Adviser after the Transaction. The Board noted that, in previously approving the Former Investment Management Agreement, the Board had considered a number of factors, including: the nature and quality of services provided by the Adviser; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; the Adviser profitability from managing the Fund; fall-out benefits to the Adviser from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Adviser; and the potential benefits to the Adviser and to the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Transaction with the senior management of the Adviser and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to the Adviser as are necessary to provide the Fund with top quality services.

As a result of its review and consideration of the Transaction and the New Investment Management Agreement, at is meeting on July 21, 1998, the Board of the Fund voted unanimously to approve the New Investment Management Agreement and to recommend it to the shareholders of the Fund for their approval.

PROPOSAL 2. APPROVAL OF THE REORGANIZATION

A. SUMMARY

THE FOLLOWING IS A SUMMARY OF, AND IS QUALIFIED BY REFERENCE TO, THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND THE INFORMATION ATTACHED HERETO OR INCORPORATED HEREIN BY REFERENCE (INCLUDING THE AGREEMENT AND PLAN OF REORGANIZATION). AS DISCUSSED MORE FULLY BELOW AND ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE BOARD OF TRUSTEES FOR THE QUANTITATIVE EQUITY FUND (THE "BOARD") BELIEVES THE PROPOSED REORGANIZATION (AS DEFINED BELOW) IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE QUANTITATIVE EQUITY FUND AND WOULD NOT RESULT IN DILUTION OF SHAREHOLDERS' INTERESTS. AS A RESULT OF THE REORGANIZATION, SHAREHOLDERS OF THE QUANTITATIVE EQUITY FUND WOULD ACQUIRE AN INTEREST IN THE BLUE CHIP FUND.

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Blue Chip Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This Prospectus/Proxy Statement constitutes an offering of Class A, B, C and I shares of the Blue Chip Fund only.

THE REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the Quantitative Equity Fund in connection with the proposed combination of the Fund with and into the Blue Chip Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated September 18, 1998 between the Quantitative Equity Fund and the Blue Chip Fund (the "Agreement"). The Agreement provides that the Quantitative Equity Fund would (i) transfer all of its assets to the Blue Chip Fund in exchange solely for Class A, B, C and I shares of the Blue Chip Fund and the Blue Chip Fund's assumption of the liabilities of the Quantitative Equity Fund, (ii) distribute to each shareholder of the Quantitative Equity Fund shares of the respective class of shares of the Blue Chip Fund equal in value to their existing shares of the Quantitative Equity Fund as a distribution in liquidation of the Fund and (iii) be liquidated, dissolved and terminated in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) (the "Reorganization").

The Board of Trustees of the Quantitative Equity Fund has determined that the Reorganization is in the best interests of the Quantitative Equity Fund and that the interests of existing shareholders of the Quantitative Equity Fund will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement on September 18, 1998.

The Adviser will pay all of the Funds' costs associated with the Reorganization.

The Board is asking shareholders of the Quantitative Equity Fund to approve the Reorganization at the Special Meeting to be held on December 17, 1998. If shareholders of the Quantitative Equity Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on February 5, 1999, but it may be a different time as described herein.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. FOR THE QUANTITATIVE EQUITY FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the Quantitative Equity Fund because it would permit the shareholders of the Fund to lower operating expenses as a percentage of net assets due to the Blue Chip Fund's larger net assets and greater economies of scale.

In determining whether to recommend approval of the Reorganization to shareholders of the Quantitative Equity Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Quantitative Equity Fund and the Blue Chip Fund before the Reorganization and the estimated expense ratios of the Blue Chip Fund after the Reorganization; (ii) the investment performance of the Quantitative Equity Fund compared to the Blue Chip Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the Quantitative Equity Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds; (v) the compatibility of the Funds' investment objectives; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the future growth prospects of the Quantitative Equity Fund; and (viii) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the Quantitative Equity Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the Blue Chip Fund after the Reorganization would create a Fund with total assets of approximately $558 million, with greater potential for lower expenses, although there can, of course, be no assurances in this regard.

Based upon this and other factors, the Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Quantitative Equity Fund.

COMPARISON OF THE BLUE CHIP FUND WITH THE QUANTITATIVE EQUITY FUND

INVESTMENT OBJECTIVES. The investment objective of the Blue Chip Fund is to seek growth of capital and of income. The investment objective of the Quantitative Equity Fund is to seek growth of capital and reduction of risk through professional management of a diversified portfolio of equity securities.

INVESTMENT POLICIES. Under normal market conditions, the Blue Chip Fund will, as a fundamental policy, invest at least 65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

In pursuing its objective, the Blue Chip Fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies. "Blue Chip" companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. "Blue Chip" companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those share results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of "Blue Chip" investments should make the market for such stocks attractive to investors both within and outside the United States. The Blue Chip Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

Examples of "Blue Chip" companies currently eligible for investment by the Blue Chip Fund include, but are not limited to, companies such as Pfizer Inc., Merck & Co., Inc., Hewlett-Packard Company, AT&T Company, General Reinsurance, J.P. Morgan & Co., Union Pacific Corporation and PepsiCo. Inc. While the Blue Chip Fund's portfolio will not be limited to the examples noted and need not contain any specific security, companies of this general quality comprise a relatively small, select group. In general, the Blue Chip Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Blue Chip Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries.

As indicated above, the Blue Chip Fund's investment portfolio will normally consist primarily of common stocks. The Blue Chip Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Blue Chip Fund may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. The Blue Chip Fund may engage in short sales against-the-box, although it is the Blue Chip Fund's current intention that no more than 5% of its net assets will be at risk. When, as a result of market conditions affecting "Blue Chip" companies, a defensive position is deemed advisable to help preserve capital, the Blue Chip Fund may temporarily invest without limit in high-grade debt securities, securities of the U.S. Government and its agencies, and high quality money market instruments, including repurchase agreements, or retain cash.

The Blue Chip Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Blue Chip Fund. The investment manager attempts to reduce risk through diversification of the Blue Chip Fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The investment manager believes that there are opportunities for growth of capital and growth of dividends from investments in "Blue Chip" companies over time. The Blue Chip Fund's shares are intended for long-term investment.

At a joint Special Meeting of Shareholders of the Blue Chip Fund to be held on December 17, 1998, shareholders of the Blue Chip Fund will be asked to (i) eliminate the shareholder approval requirement to amend investment objectives and unidentified policies, (ii) revise certain fundamental policies to provide the Fund's Board with maximum flexibility and (iii) eliminate the shareholder approval requirement to change other identified policies. The proposed revisions to the investment policies will simplify and modernize such policies and potentially save the Fund the expense of subsequent meetings. The Quantitative Equity Fund has investment policies similar to the current investment policies of the Blue Chip Fund. For more information on the Quantitative Equity Fund's investment policies see the Quantitative Equity Fund's Prospectus and Statement of Additional Information. As a consequence of the Reorganization, if the Blue Chip Fund shareholders approve the revision to the investment policies, shareholders of the Quantitative Equity Fund will become shareholders of the Blue Chip Fund with the revised investment policies. For more information on the proposed revisions to certain fundamental investment policies of the Blue Chip Fund, see Exhibit C attached hereto.

Under normal conditions, the Quantitative Equity Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities. Normally, the Quantitative Equity Fund's primary investments will be common stocks of large, well capitalized companies. The Quantitative Equity Fund currently does not intend to invest more than 5% of its net assets in debt securities (including convertible debt securities) during the current year (except for defensive investments described below). In seeking to achieve the Quantitative Equity Fund's objectives, the investment manager will emphasize the use of fundamental research and advanced quantitative technology. There is no assurance that the management strategy for the Quantitative Equity Fund will be successful or that the Quantitative Equity Fund will achieve its objectives.

The investment manager uses a disciplined approach to stock selection and fundamental research to help it identify quality "growth" companies, whose stocks are selling at reasonable prices based upon their earnings potential and whose earnings are growing faster than the market average. Those stocks that are believed by the investment manager to have superior price appreciation potential are considered as eligible for investment by the Quantitative Equity Fund. Thus, a list of eligible investments is developed by the investment manager through a regimented review process that applies the results of research generated by the investment manager's analytical staff to well defined quantitative factors (e.g., return on equity, earnings per share growth) and qualitative factors (e.g., industry growth, market share). As described below, the Quantitative Equity Fund's portfolio is structured by the investment manager from eligible investments by using advanced quantitative technology with a view to reducing the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks generally.

The investment manager believes that there are identifiable macro-economic factors that are major contributors to the volatility of the stock market. Examples of these factors include: economic growth, the direction of long-term interest rates and the credit spread, which is the spread between Treasury and corporate fixed income securities. In selecting among the growth stocks identified as being eligible for inclusion in the Quantitative Equity Fund's portfolio, the investment manager applies advanced quantitative techniques to help structure the portfolio so that normally it is neutrally weighted to these macro-economic factors. These techniques involve the use of computer modeling to help select a portfolio of securities believed to be attractive while simultaneously maintaining a neutral macroeconomic posture. Neutral weighting means that the exposure of the Quantitative Equity Fund's portfolio to the effect of these macro-economic factors is, in the view of the investment manager, generally the same as the exposure of the market for growth stocks as a whole. The purpose of this process is to reduce the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks and to increase the importance of fundamental research and stock selection the management process.

Depending upon economic and market conditions, the investment manager may at times under- or overweight the portfolio with respect to certain macro-economic factors. In those circumstances, the return potential as well as the risk profile of the Quantitative Equity Fund's portfolio may be increased relative to the market for growth stocks generally. However, a primary goal of portfolio structuring for the Quantitative Equity Fund is to reduce those risks and the investment manager would normally not be expected to so weight the portfolio.

The Quantitative Equity Fund may also purchase and write options, engage in financial futures transactions, purchase foreign securities and engage in related foreign currency transactions and lend its portfolio securities. When a defensive position is deemed advisable, all or a significant portion of the Quantitative Equity Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements.

The Quantitative Equity Fund does not generally make investments for short-term profits, but is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

PERFORMANCE INFORMATION. A comparison of the total returns for the Blue Chip Fund and the Quantitative Equity Fund for the periods ending

August 31, 1998 is set forth in the table below. Performance is computed without adjustment for any sales charges.

                                  TOTAL RETURNS               ANNUALIZED TOTAL RETURNS
                              ----------------------   --------------------------------------
                              INCEPTION   CUMULATIVE
FUND                  CLASS     DATE      YTD RETURN    1 YEAR    3 YEAR   5 YEAR   INCEPTION
----                  -----   ---------   ----------    ------    ------   ------   ---------
Blue Chip............   A     11/23/87      (7.37)%     (2.89)%   17.81%   12.72%    12.02%
                        B      5/31/94      (7.93)%     (3.79)%   16.80%    N/A      15.86%
                        C      5/31/94      (7.89)%     (3.68)%   16.87%    N/A      16.03%
                        I     11/22/95      (6.97)%     (2.40)%    N/A      N/A      16.81%
Quantitative
  Equity.............   A      2/15/96     (12.55)%    (14.09)%    N/A      N/A       8.21%
                        B      2/15/96     (13.08)%    (14.70)%    N/A      N/A       7.30%
                        C      2/15/96     (12.98)%    (14.66)%    N/A      N/A       7.41%
                        I       9/9/96     (12.42)%    (13.76)%    N/A      N/A       9.99%

The total returns are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods and would not be representative of the Blue Chip Fund operating with different investment policies.

INVESTMENT ADVISER. The Blue Chip Fund and the Quantitative Equity Fund are managed by the Adviser. The Adviser's principal office is located at 345 Park Avenue, New York, New York 10154. The Adviser is described fully above in Proposal 1.

ADVISORY AND OTHER FEES. The contractual advisory fees of the Blue Chip Fund are the same as those of the Quantitative Equity Fund. Pursuant to an investment management agreement the Blue Chip Fund pays the Adviser an annual management fee at the rates set forth below, which rates are the same rates currently being paid by the Quantitative Equity Fund:

             AVERAGE DAILY NET ASSET
                  VALUE ($000)                     MANAGEMENT FEE
             -----------------------               --------------
0-250,000........................................    .58 of 1%
250,000-999,999..................................    .55 of 1%
1,000,000-2,499,999..............................    .53 of 1%
2,500,000-4,999,999..............................    .51 of 1%
5,000,000-7,499,999..............................    .48 of 1%
7,500,000-9,999,999..............................    .46 of 1%
10,000,000-12,499,999............................    .44 of 1%
12,500,000 or more...............................    .42 of 1%

For the fiscal year ended October 31, 1997 the Blue Chip Fund paid the Adviser $2,018,000. For a complete description of the advisory services provided to the Blue Chip Fund, see the sections of the Blue Chip Fund Prospectus entitled "INVESTMENT MANAGER AND UNDERWRITER -- Investment Manager."

For the fiscal year ended November 30, 1997 the Quantitative Equity Fund paid the Adviser $46,000. For a complete description of the advisory services provided to the Quantitative Equity Fund, see the sections of the Quantitative Equity Fund Prospectus entitled "INVESTMENT MANAGER AND
UNDERWRITER -- Investment Manager."

UNDERWRITING AND DISTRIBUTION. The Blue Chip Fund has distribution and service plans which are substantially identical to those adopted by the Quantitative Equity Fund (the "Distribution and Service Plans"). Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Blue Chip Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of the Adviser, is the principal underwriter and distributor of the Blue Chip Fund's shares and acts as agent of the Blue Chip Fund in the sale of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI bears the cost of qualifying and maintaining the qualification of Blue Chip Fund shares for sale under the securities laws of the various states and the Blue Chip Fund bears the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

     CLASS A SHARES. KDI receives no compensation from the Blue Chip Fund as principal underwriter for Class A shares and will pay all expenses of distribution of the Blue Chip Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. KDI retains the sales charge upon the purchase of shares and will pay or allow concessions or discounts to firms for the sale of the Blue Chip Fund's shares.

     CLASS B SHARES. For its services under the distribution agreement, KDI receives a fee from the Blue Chip Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Blue Chip Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

     CLASS C SHARES. For its services under the distribution agreement, KDI receives a fee from the Blue Chip Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Blue Chip Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI advances to firms the first year distribution fee at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges.

     CLASS I SHARES. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee.

RULE 12B-1 PLAN. The Blue Chip Fund has Rule 12b-1 plans that provide for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes. The 12b-1 plans are approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner an investment company may, directly or indirectly, bear the expenses of distributing its shares.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of such Fund. With respect to Class A shares, KDI then pays each firm a service fee at an annual rate of up to .25% of net assets of those accounts that it maintains and services for each Fund. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of those accounts in the Fund that it maintains and services attributable to Class B shares and Class C shares, respectively. Firms to which service fees may be paid include affiliates of KDI.

     CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and normally paid quarterly.

     CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.

     CLASS I SHARES. There is no administrative service fee charged to Class I shares.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares, the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of both Funds maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of both Funds held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC") an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Funds and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. The Blue Chip Fund has adopted the same arrangements. For a description of shareholder service agent fees payable to the Shareholder Service Agent, see "INVESTMENT MANAGER AND
UNDERWRITER -- Custodian, Transfer Agent and Shareholder Service Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. The Adviser places all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, the Adviser may consider sales of shares of a Fund and other funds managed by the Adviser or its affiliates as a factor in selecting broker-dealers. See "PORTFOLIO TRANSACTIONS" in the Statement of Additional Information.

The tables below set forth (i) the fees and expenses paid by the Blue Chip Fund and the Quantitative Equity Fund for their last fiscal year, which was October 31, 1997 for the Blue Chip Fund and November 30, 1997 for the Quantitative Equity Fund and (ii) pro forma expenses reflecting the Reorganization for the Blue Chip Fund for Class A, B, C and I shares.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES

                                   BLUE CHIP    QUANTITATIVE
                                     FUND       EQUITY FUND     PRO FORMA(1)
                                   ---------    ------------    ------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).......................      5.75%          5.75%           5.75%
Contingent Deferred Sales
  Charge (CDSC) (as a
  percentage of the lower of
  the original purchase price
  or redemption proceeds)(2)...      None           None            None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
Management Fees................       .57%           .58%            .56%
Other Expenses.................       .62%           .87%            .70%
                                     ----           ----            ----
Total Fund Operating
  Expenses.....................      1.19%          1.45%           1.26%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.......................      $ 69           $ 71            $ 70
Three Years....................      $ 93           $101            $ 95
Five Years.....................      $119           $132            $123
Ten Years......................      $194           $221            $201

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

                            EXPENSE COMPARISON TABLE
                                 CLASS B SHARES

                                 BLUE CHIP    QUANTITATIVE
                                   FUND       EQUITY FUND     PRO FORMA(1)
                                 ---------    ------------    ------------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).......................      None          None            None
Contingent Deferred Sales
  Charge (CDSC) as a percentage
  of the lower of the original
  purchase price or redemption
  proceeds)(2).................    4.00-0%       4.00-0%         4.00-0%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
  net assets)
Management Fees................       .57%          .58%            .56%
Rule 12b-1 Fees................       .75%          .75%            .75%
Other Expenses.................       .74%          .94%            .77%
                                  -------       -------         -------
Total Fund Operating
  Expenses.....................      2.06%         2.27%           2.08%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.......................      $ 61          $ 63            $ 61
Three Years....................      $ 95          $101            $ 95
Five Years.....................      $131          $142            $132
Ten Years......................      $196          $221            $201

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Contingent deferred sales charges on Class B shares are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends. Assumes conversion to Class A shares six years after purchase.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

                                  BLUE CHIP    QUANTITATIVE
                                    FUND       EQUITY FUND     PRO FORMA(1)
                                  ---------    ------------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................   None           None            None
Contingent Deferred Sales Charge
  (CDSC) as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)(2)...................   1.00%          1.00%           1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................    .57%           .58%            .56%
Rule 12b-1 Fees..................    .75%           .75%            .75%
Other Expenses...................    .68%           .83%            .72%
                                    ----           ----            ----
Total Fund Operating Expenses....   2.00%          2.16%           2.03%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.........................   $ 30           $ 32            $ 31
Three Years......................   $ 63           $ 68            $ 64
Five Years.......................   $108           $116            $109
Ten Years........................   $233           $249            $236

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) The contingent deferred sales charge for Class C shares is 1% for the first year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

                            EXPENSE COMPARISON TABLE
                                 CLASS I SHARES

                                  BLUE CHIP    QUANTITATIVE
                                    FUND       EQUITY FUND     PRO FORMA(1)
                                  ---------    ------------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................   None           None            None
Contingent Deferred Sales Charge
  (CDSC) (as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)......................   None           None            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................    .57%           .58%            .56%
Other Expenses...................    .13%           .68%            .12%
                                    ----           ----            ----
Total Fund Operating Expenses....    .70%          1.26%            .68%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(2)
One Year.........................    $ 7           $ 13             $ 7
Three Years......................    $22           $ 40             $22
Five Years.......................    $39           $ 69             $38
Ten Years........................    $87           $152             $85

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Blue Chip Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. The Blue Chip Fund and the Quantitative Equity Fund offer four classes of shares. The Class A shares of the Blue Chip Fund and the Quantitative Equity Fund are each subject to an initial sales charge and annual service fees of .25%. The following Class A sales charges and commissions apply to the Blue Chip Fund and the Quantitative Equity Fund.

                     CLASS A SALES CHARGES AND COMMISSIONS

                                                               AUTHORIZED
                                                                 DEALER
                                          SALES CHARGE         COMMISSION
                                      ---------------------    ----------
                                      AS % OF                   AS % OF
                                       PUBLIC      AS % OF       PUBLIC
                                      OFFERING    NET ASSET     OFFERING
         PURCHASE AMOUNT               PRICE        VALUE        PRICE
         ---------------              --------    ---------     --------
Less than $50,000.................      5.75%       6.10%         5.20%
$50,000 but less than $100,000....      4.50%       4.71%         4.00%
$100,000 but less than $250,000...      3.50%       3.63%         3.00%
$250,000 but less than $500,000...      2.60%       2.67%         2.25%
$500,000 but less than $1
  million.........................      2.00%       2.04%         1.75%
$1 million and over...............      --(1)       --(1)         --(2)

---------------
(1) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.

(2) Dealer commission is payable by KDI as described in the Blue Chip Fund and the Quantitative Equity Fund Prospectus.

The initial sales charge applicable to Class A shares of the Blue Chip Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Blue Chip Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class B shares of the Blue Chip Fund and the Quantitative Equity Fund do not incur an initial sales charge when purchased, but are subject to a .25% annual service fee and a Rule 12b-1 distribution fee. Class B shares are also subject to a contingent deferred sales charge of 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.

Class C shares of the Blue Chip Fund and the Quantitative Equity Fund have no initial sales charges but are subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase.

No contingent deferred sales charge will be imposed on Class B and Class C shares of the Quantitative Equity Fund in connection with the Reorganization. The holding period and conversion period for Class B and Class C shares of the Blue Chip Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Quantitative Equity Fund or (ii) the holder purchased such shares from any other Kemper Fund and subsequently exchanged them for shares of the Quantitative Equity Fund.

Class I Shares are only available for purchase by: (a) tax exempt retirement plans of the Adviser and its affiliates and (b) the following investment advisory clients of the Adviser and its investment advisory affiliates that invest at least $1 million in the Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result, the overall investment return will be higher for Class I shares than for Class A, B and C shares.

For a complete description of the Class A, B, C and I shares, see the sections of the Blue Chip Fund and the Quantitative Equity Fund Prospectus and Statement of Additional Information entitled "PURCHASE OF SHARES" and "PURCHASE AND REDEMPTION OF SHARES," respectively.

Shares of the Blue Chip Fund and the Quantitative Equity Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by KDI. For a complete description regarding purchase of shares and exchange of shares of the Funds, see the sections of the Prospectus and Statement of Additional Information entitled "PURCHASE OF SHARES" and "PURCHASE AND REDEMPTION OF SHARES," respectively.

Shares of the Blue Chip Fund and the Quantitative Equity Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the Blue Chip Fund or the Quantitative Equity Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer) subject to limitations described in the prospectus.

The stock transfer books of the Quantitative Equity Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Quantitative Equity Fund. Redemption requests or transfer instructions received by the Quantitative Equity Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Blue Chip Fund credited to the accounts of the shareholders of the Quantitative Equity Fund. Redemption requests or transfer instructions received by the Quantitative Equity Fund after the close of business on the day prior to the date of Closing will be forwarded to the Blue Chip Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the Blue Chip Fund and Quantitative Equity Fund Prospectus entitled "REDEMPTION OR REPURCHASE OF SHARES."

CAPITALIZATION. The following table sets forth the capitalization of the Blue Chip and the Quantitative Equity Fund as of September 30, 1998, and the pro forma capitalization of the Blue Chip Fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                 CAPITALIZATION TABLE AS OF SEPTEMBER 30, 1998

                                           QUANTITATIVE
                         BLUE CHIP FUND    EQUITY FUND     PRO FORMA(1)
                         --------------    ------------    ------------
NET ASSETS
  Class A shares.....     $358,505,000      $5,401,000     $363,906,000
  Class B shares.....     $160,690,000      $4,313,000     $165,003,000
  Class C shares.....     $ 21,431,000      $1,327,000     $ 22,758,000
  Class I shares.....     $  5,168,000      $1,880,000     $  7,048,000
NET ASSET VALUE PER
  SHARE
  Class A shares.....           $15.57           $11.47          $15.57
  Class B shares.....           $15.51           $11.21          $15.51
  Class C shares.....           $15.61           $11.24          $15.61
  Class I shares.....           $15.61           $11.54          $15.61
SHARES OUTSTANDING
  Class A shares.....       23,024,000         471,000       23,371,000
  Class B shares.....       10,358,000         385,000       10,636,000
  Class C shares.....        1,373,000         118,000        1,458,000
  Class I shares.....          331,000         163,000          452,000
SHARES AUTHORIZED
  Class A shares.....        Unlimited       Unlimited        Unlimited
  Class B shares.....        Unlimited       Unlimited        Unlimited
  Class C shares.....        Unlimited       Unlimited        Unlimited
  Class I shares.....        Unlimited       Unlimited        Unlimited

---------------
(1) The pro forma figures reflect the effect of the Reorganization.

B. RISK FACTORS

SIMILARITY OF RISKS

Under normal market conditions, the Blue Chip Fund will, as a fundamental policy, invest at least 65%, and may invest up to 100%, of its total assets in the common stock of companies with a market capitalization of at least $1 billion at the time of investment. Under normal conditions, the Quantitative Equity Fund will invest at least 65%, and may invest up to 100%, of its total assets in equity securities. Both Funds' primary investments will be common stocks of large, well capitalized companies. Both Funds may, however, invest in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks including warrants and rights. Securities of large, well capitalized companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments.

Both Funds may also purchase options, engage in financial futures transactions, purchase foreign securities, engage in related foreign currency transactions and lend its portfolio securities. The Quantitative Equity Fund may also write options. For more information, see the sections of the Blue Chip Fund and the Quantitative Equity Fund Prospectus entitled "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS -- Special Risk Factors -- Foreign Securities" and "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS -- Additional Investment Information."

DIFFERENCES IN RISKS

In general, the Blue Chip Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Blue Chip Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries. The Blue Chip Fund will be managed using quantitative methods but its reliance on quantitative methods will be less than that of the Quantitative Equity Fund. The Quantitative Equity Fund's portfolio is structured by the investment manager from eligible investments by using advanced quantitative technology with a view to reducing the degree by which the volatility of the portfolio differs from the volatility of the market for growth stocks generally. In selecting among the growth stocks identified as being eligible for inclusion in the Quantitative Equity Fund's portfolio, the investment manager applies advanced quantitative techniques to help structure the portfolio so that normally it is neutrally weighted to macro-economic factors. The purpose of this process is to reduce the degree by which the volatility of the portfolio differs from the market for growth stocks and to increase the importance of fundamental research and stock selection in the management process.

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-1048 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the Blue Chip Fund, an open-end management investment company organized as a business trust, would acquire all of the assets and the liabilities of the Quantitative Equity Fund on the date of the Closing in consideration for Class A, B, C and I shares of the Blue Chip Fund.

Subject to the Quantitative Equity Fund's shareholders approving the Reorganization and the approval by the shareholders of the Blue Chip Fund of Quantitative Equity investment policies, the closing (the "Closing") will occur on February 5, 1999 or such other date as the Blue Chip Fund and the Quantitative Equity Fund may mutually agree.

On the date of the Closing, the Quantitative Equity Fund will transfer to the Blue Chip Fund all of its assets and liabilities. The Blue Chip Fund will in turn transfer to the Quantitative Equity Fund a number of its Class A, B, C and I shares equal in value to the value of the net assets of the Fund, transferred to the Blue Chip Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Blue Chip Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Blue Chip Fund and the Quantitative Equity Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains, if any) as of such date.

The Quantitative Equity Fund will distribute in complete liquidation the Class A, B, C and I shares of the Blue Chip Fund to the shareholders of the respective class of the Quantitative Equity Fund promptly after the Closing and then will be dissolved and terminated in accordance with its Declaration of Trust.

The Quantitative Equity Fund has made certain standard representations and warranties to the Blue Chip Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

     1. the approval of the Reorganization by shareholders of the Quantitative Equity Fund;

     2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

     3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

     4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

     5. the effectiveness under applicable law of the registration statement of the Blue Chip Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

     6. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to the Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Quantitative Equity Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Quantitative Equity Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Quantitative Equity Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Blue Chip Fund are represented by transferable Class A, B, C and I shares, no par value per share. The Declaration of Trust of the Blue Chip Fund permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Blue Chip Fund are entitled to one vote per share on matters as to which they are entitled to vote.

The Blue Chip Fund operates as an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the Blue Chip Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Blue Chip Fund may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Blue Chip Fund will establish an account for each Quantitative Equity Fund shareholder containing the appropriate number of shares of the Blue Chip Fund. The shareholder services and shareholder programs of the Blue Chip Fund and the Quantitative Equity Fund are substantially identical. Shareholders of the Quantitative Equity Fund who are accumulating shares of the Quantitative Equity Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Quantitative Equity Fund, will retain the same rights and privileges after the Reorganization in connection with the Blue Chip Fund Class A, B, C or I shares received in the Reorganization through substantially identical plans maintained by the Blue Chip Fund. Investors Fiduciary Trust Company ("IFTC"), as custodian, and State Street Bank and Trust Company, as sub-custodian, have custody of all securities and cash of both Funds maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of both Funds held outside the United States.

Upon approval of the Reorganization, shareholders of the Quantitative Equity Fund who currently own shares in certificate form are asked to surrender these shares to the Quantitative Equity Fund's shareholder service agent, KSvC. Quantitative Equity Fund shareholders must submit a written request to IFTC in order to receive certificates for their Blue Chip Fund shares. No certificates for Blue Chip Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Quantitative Equity Fund and shareholders of the Blue Chip Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or that acquired its Class A, B, C or I shares of the Quantitative Equity Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Quantitative Equity Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Quantitative Equity Fund and the Blue Chip Fund receive an opinion from Vedder, Price, Kaufman & Kammholz ("Vedder Price") substantially to the effect that for federal income tax purposes:

     1. The acquisition by the Blue Chip Fund of the assets of the Quantitative Equity Fund in exchange solely for Class A, B, C and I shares of the Blue Chip Fund and the assumption by the Blue Chip Fund of the liabilities of the Quantitative Equity Fund will qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

     2. No gain or loss will be recognized by the Quantitative Equity Fund or the Blue Chip Fund upon the transfer to the Blue Chip Fund of the assets of the Quantitative Equity Fund in exchange solely for the Class A, B, C and I shares of the Blue Chip Fund and the assumption by the Blue Chip Fund of the liabilities of the Quantitative Equity Fund.

     3. The Blue Chip Fund's basis in the Quantitative Equity Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Quantitative Equity Fund immediately prior to the transfer, and the Blue Chip Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Quantitative Equity Fund.

     4. No gain or loss will be recognized by the shareholders of the Quantitative Equity Fund upon the exchange of their shares of the Quantitative Equity Fund solely for the Class A, B, C and I shares of the Blue Chip Fund.

     5. The aggregate tax basis in the Class A, B, C and I shares of the Blue Chip Fund received by the shareholders of the Quantitative Equity Fund will be the same as the aggregate tax basis of the shares of the Quantitative Equity Fund surrendered in exchange therefor.

     6. The holding period of the Class A, B, C and I shares of the Blue Chip Fund received by the shareholders of the Quantitative Equity Fund will include the holding period of the shares of the Quantitative Equity Fund surrendered in exchange therefor provided such surrendered shares of the Quantitative Equity Fund are held as capital assets by such shareholder.

In rendering its opinions, Vedder Price will rely upon certain representations of the management of the Blue Chip Fund and the Quantitative Equity Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Quantitative Equity Fund occurring prior to the Closing and post-Closing redemptions of shares of the Quantitative Equity Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Blue Chip Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Quantitative Equity Fund and its shareholders.

EXPENSES

Expenses for the Reorganization will be paid by the Adviser.

As noted above, shareholders of the Quantitative Equity Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by KDI at any time prior to the closing of the Reorganization. See the section of the Blue Chip Fund and the Quantitative Equity Fund Prospectus entitled "SPECIAL FEATURES." Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B, C and I shares of the Blue

Chip Fund will be passed on by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The unaudited updated Financial Highlights for the Blue Chip Fund and the Quantitative Equity Fund are attached hereto as Exhibit D.

In addition, incorporated by reference in their respective entireties are (i) for the Blue Chip Fund, the unaudited financial statements for the six months ended April 30, 1998 and the audited financial statements for the fiscal year ended October 31, 1997, attached as Exhibit C to the Reorganization SAI; and
(ii) for the Quantitative Equity Fund, the unaudited financial statements for the six months ended May 31, 1998 and the audited financial statements for the fiscal year ended November 30, 1997 attached as Exhibit E to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD

The Board of the Quantitative Equity Fund has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the shareholders of the Quantitative Equity Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE BLUE CHIP FUND AND THE QUANTITATIVE EQUITY FUND

At the close of business on September 22, 1998, the record date with respect to the Special Meeting, there were 22,766,486 Class A shares, 10,293,201 Class B shares, 1,371,613 Class C shares and 333,735 Class I shares, respectively, of the Blue Chip Fund. As of such date, the trustees and officers of the Blue Chip Fund as a group own less than 1% of the outstanding shares of the Blue Chip Fund. The following table sets forth the percentage of each person who, as of June 30, 1998, owns of record, or is known by the Blue Chip to own of record or beneficially own 5% or more of any class of shares of the Blue Chip Fund.

                                                              PERCENTAGE OF
        CLASS                NAME AND ADDRESS OF OWNER          OWNERSHIP
        -----                -------------------------        -------------
B Shares.............    National Financial Services Corp.         5.53*
                         FBO Paul W. Grabow
                         137 Ball Road
                         Mountain Lake, NJ 07046
I Shares.............    Scudder Kemper Investments, Inc.,         8.03*
                         on behalf of certain accounts for
                         which it serves as investment
                         advisor
                         Scudder Kemper Investments, Inc.,        75.66*
                         on behalf of certain accounts for
                         which it serves as investment
                         advisor

---------------
* May be deemed to beneficially own certain shares, but disclaims any beneficial ownership in such shares.

At the close of business on September 22, 1998, the record date with respect to the Special Meeting, there were 470,066 Class A shares, 385,058 Class B Shares, 118,309 Class C shares and 162,881 Class I shares, respectively, of the Quantitative Equity Fund. As of June 30, none of the trustees or officers of the Quantitative Equity Fund beneficially owned any shares of the Quantitative Equity Fund except for Donald L. Dunaway who owned 1,333 shares which included 938 shares held with shared investment and voting power. The trustees and officers of the Quantitative Equity Fund as a group own less than 1% of the outstanding shares of the Quantitative Equity Fund. The following table sets forth the percentage of each person who, as of June 30, 1998, owns of record, or is known by the Quantitative Equity

Fund to own of record or beneficially own 5% or more of any class of shares of the Quantitative Equity Fund.

                                                              PERCENTAGE OF
        CLASS                NAME AND ADDRESS OF OWNER          OWNERSHIP
        -----                -------------------------        -------------
A Shares.............    Zurich Kemper Investments                16.51
                         Attn.: Julius Gapuz
                         Accounting Control 31st Floor
                         222 S. Riverside Plaza
                         Chicago, IL 60606
                         Jerome E. Rau &                           5.67
                         Lillian A. Rau JT WROS
                         1788 Pebble Beach Drive,
                         Hoffman Est, IL 60194
B Shares.............    Kemper Financial Services                22.49
                         Attn.: Accounting Control
                         120 S. Lasalle Street, 20th Floor
                         Chicago, IL 60603
                         Everen Clearing Corp. Cust               11.72
                         Attn: Chris Scotto
                         111 E. Kilbourn Ave.
                         Milwaukee, WI 53202
C Shares.............    Zurich Kemper Investments                65.66
                         Attn.: Julius Gapuz
                         Accounting Control, 31st Floor
                         222 S. Riverside Plaza
                         Chicago, IL 60606
                         John E. Susong                            7.39
                         C/O Pension Consulting Svcs
                         7181 Chagrin Road
                         Chagrin Falls, OH 44023
I Shares.............    Scudder/Kemper Investments Inc.           9.27
                         Money Purchases Plan #62524
                         Attn: Peter Drexler
                         345 Park Ave.
                         New York, NY 10154
                         Scudder/Kemper Investments Inc.          75.62
                         Profit Sharing Plan #61486
                         Attn: Peter Drexler
                         345 Park Ave.
                         New York, NY 10154

B. SHAREHOLDER PROPOSALS

As a general matter, the Blue Chip Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Quantitative Equity Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. A shareholder wishing to submit a proposal for inclusion in the Fund's proxy statement for the next meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal, however, does not guarantee its inclusion. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C. VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Quantitative Equity Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Quantitative Equity Fund does not utilize cumulative voting.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Special Meeting. If no instructions are given, the proxy will be voted as recommended by the Board on each Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Special Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Proposal 1, approval of a new investment management agreement, requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. The term "majority of the outstanding voting securities," as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of a fund present at the meeting if more than 50% of the outstanding voting securities of a fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a fund. Proposal 2, approval of the Reorganization, requires the affirmative vote of a majority of the outstanding shares of the Quantitative Equity Fund entitled to vote.

In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Special Meeting and will be considered present at the Special Meeting. On Proposal 1, abstentions will have the effect of an "AGAINST" vote on the Proposal. Broker non-votes will have the effect of an "AGAINST" vote on the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities. Broker non-votes will not constitute "FOR" or "AGAINST" votes, and will be disregarded in determining the voting securities "present" on each of the Proposal if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting. On Proposal 2, abstentions and broker non-votes will have the effect of a "AGAINST" vote.

At least 30% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus the Special Meeting could not take place on its scheduled date if less than 30% of the shares of the Fund were presented. If, by the time scheduled for the meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxies currently intend to propose one or more adjournments of the meeting for the Fund to permit further soliciting of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present (in person or by proxy). The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received.

                                                                       EXHIBIT A

                                  FORM OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

                                 [NAME OF FUND]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

[Name of Fund] (the "Fund") has been established as a Massachusetts business trust to engage in the business of an investment company. The Fund has issued shares of beneficial interest (the "Shares").

The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

     1. DELIVERY OF DOCUMENTS. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its investment objectives, policies and restrictions. The Fund has furnished you with copies properly certified or authenticated of each of the following documents related to the Fund:

          (a) The Declaration of Trust ("Declaration"), as amended to date.

          (b) By-Laws of the Fund as in effect on the date hereof (the
          "By-Laws").

          (c) Resolutions of the Trustees of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

     2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with its investment objectives, policies and restrictions; the applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

     3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as a closed-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Fund's Registration Statement, and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to
     Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and statements of additional information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Fund; and costs of shareholders' and other meetings.

     5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of [ ] of 1 percent of the average weekly net assets of the Fund for such month; over
     (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The net asset value of the Fund shall be calculated at such time or times as the Trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

     8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Trustees on 60 days' written notice to you, or by you on

     60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

     This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

     9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[name of Fund]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the Fund estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, or from any Trustee, officer, employee or agent of the Fund.

     11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                 Yours very truly,

                                 [Name of Fund]

                                 By:
                   -------------------------------------------------------------
                                     Vice President

The foregoing Agreement is hereby accepted as of the date hereof.

                                 SCUDDER KEMPER
                                 INVESTMENTS, INC.

                                 By:
                   -------------------------------------------------------------
                                     Name

               -----------------------------------------------------------------
                                     Title

                                                                       EXHIBIT B

  INVESTMENT OBJECTIVES AND ADVISORY FEES FOR FUNDS NOT INCLUDED IN THIS PROXY
           STATEMENT AND ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
MONEY MARKET FUNDS
  Government Money Market Series  High level of current income consistent with     0.250% of net assets++     $   83,870,139
                                  preservation of capital and liquidity.
  Money Market Series             High level of current income consistent with     0.250% of net assets++     $1,041,528,715
                                  preservation of capital and liquidity.
  Scudder Cash Investment Trust   Stability of capital while maintaining           0.500% to $250 million     $1,182,012,567
                                  liquidity of capital and providing current       0.450% next $250 million
                                  income.                                          0.400% next $500 million
                                                                                   0.350% thereafter++
  Scudder U.S. Treasury Money     Safety, liquidity, and stability of capital      0.500% of net assets++     $  388,528,203
    Fund                          and, consistent therewith, current income.
TAX FREE MONEY MARKET FUNDS
  Scudder California Tax Free     Stability of capital and the maintenance of a    0.500% of net assets       $      218,236
    Money Fund                    constant net asset value of $1.00 per share
                                  while providing California taxpayers income
                                  exempt from both California personal and
                                  regular federal income tax.
  Scudder New York Tax Free       Stability of capital while providing New York    0.500% of net assets++     $   92,514,040
    Money Fund                    taxpayers income exempt from New York state and
                                  New York City personal income taxes and regular
                                  federal income tax.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Tax Free Money Fund     Income exempt from regular federal income tax    0.500% to $500 million     $  283,055,833
                                  and stability of principal through investments   0.480% thereafter++
                                  in municipal securities.
  Tax Free Money Market Series    High level of current income exempt from         0.250% of net assets++     $  270,225,034
                                  federal income tax, consistent with
                                  preservation of capital and liquidity.
TAX FREE FUNDS
  Scudder California Tax Free     To provide California taxpayers with income      0.625% to $200 million     $  324,448,844
    Fund                          exempt from both California personal income tax  0.600% thereafter and regular federal income tax primarily
                                  through investment in California municipal
                                  securities.
  Scudder High Yield Tax Free     High level of income, exempt from regular        0.650% to $300 million     $  336,690,734
    Fund                          federal income tax, from an actively managed     0.600% thereafter
                                  portfolio consisting primarily of
                                  investment-grade municipal securities.
  Scudder Limited Term Tax Free   As high a level of income exempt from regular    0.600% of net assets++     $  116,876,371
    Fund                          federal income tax as is consistent with a high
                                  degree of principal stability.
  Scudder Managed Municipal       Income exempt from regular federal income tax    0.550% to $200 million     $  728,308,005
    Bonds                         primarily through investments in high-grade,     0.500% next $500 million
                                  long term municipal securities.                  0.475% thereafter
  Scudder Massachusetts Limited   As high a level of income exempt from            0.600% of net assets++     $   79,526,656
    Term Tax Free Fund            Massachusetts state personal income tax and
                                  regular federal income tax as is consistent
                                  with a high degree of price stability through
                                  investments primarily in investment-grade
                                  municipal securities.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Massachusetts Tax Free  To provide Massachusetts taxpayers income        0.600% to $400 million     $  373,905,826
    Fund                          exempt from both Massachusetts personal income   0.525% thereafter*
                                  tax and regular federal income tax through
                                  investment primarily in investment-grade
                                  municipal securities with long term maturities.
  Scudder Medium Term Tax Free    High level of income free from regular federal   0.600% to $500 million     $  656,951,039
    Fund                          income taxes and limited principal fluctuation   0.500% thereafter
                                  through investment primarily in high-grade,
                                  intermediate term municipal bonds.
  Scudder New York Tax Free Fund  To provide New York taxpayers income exempt      0.625% to $200 million     $  195,731,396
                                  from New York state and New York City personal   0.600% thereafter
                                  income taxes and regular federal income tax
                                  through investment primarily in New York
                                  municipal securities.
  Scudder Ohio Tax Free Fund      To provide Ohio taxpayers income exempt from     0.600% of net assets++     $   94,450,782
                                  both Ohio personal income tax and regular
                                  federal income tax through investment primarily
                                  in investment-grade municipal securities.
  Scudder Pennsylvania Tax Free   To provide Pennsylvania taxpayers income exempt  0.600% of net assets++     $   78,695,405
    Fund                          from both Pennsylvania personal income tax and
                                  regular federal income tax through investment
                                  primarily in investment-grade municipal
                                  securities.
TAX MANAGED FUNDS
  Scudder Tax Managed Growth      Long term growth of capital on an after-tax      0.800% of net assets                  N/A**
    Fund                          basis primarily through equity investment in
                                  established, medium- to large-sized U.S.
                                  companies with leading competitive positions.
  Scudder Tax Managed Small       Long term capital growth on an after-tax basis   0.900% of net assets                  N/A**
    Company Fund                  primarily through investment primarily in
                                  undervalued stocks of small U.S. companies.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
U.S. INCOME FUNDS
  Scudder Corporate Bond Fund     A high level of current income through           0.650% of net assets                  N/A**
                                  investment primarily in investment-grade
                                  corporate debt securities.
  Scudder GNMA Fund               High current income primarily from U.S.          0.650% to $200 million     $  392,444,820
                                  Government guaranteed mortgage-backed Ginnie     0.600% next $300 million
                                  Mae securities.                                  0.550% thereafter
  Scudder High Yield Bond Fund    A high level of current income and,              0.700% of net assets++     $  176,221,237
                                  secondarily, capital appreciation through
                                  investment primarily in below investment-grade
                                  domestic debt securities.
  Scudder Income Fund             A high level of income, consistent with the      0.650% to $200 million     $  695,255,717
                                  prudent investment of capital, through a         0.600% next $300 million
                                  flexible investment program emphasizing          0.550% thereafter
                                  high-grade bonds.
  Scudder Short Term Bond Fund    High level of income consistent with a high      0.600% to $500 million     $1,165,531,162
                                  degree of principal stability by investing       0.500% next $500 million
                                  primarily in high quality short-term bonds       0.450% next $500 million
                                                                                   0.400% next $500 million
                                                                                   0.375% next $1 billion
                                                                                   0.350% thereafter
  Scudder Zero Coupon 2000 Fund   As high an investment return over a selected     0.600% of net assets++     $   20,453,972
                                  period as is consistent with investment in U.S.
                                  Government securities and the minimization of
                                  reinvestment risk.
GLOBAL INCOME FUNDS
  Scudder Emerging Markets        High current income and, secondarily, long term  1.000% of net assets       $  323,628,082
    Income Fund                   capital appreciation by investing primarily in
                                  high-yielding debt securities issued by
                                  governments and corporations in emerging
                                  markets.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Global Bond Fund        Total return with an emphasis on current income  0.750% to $1 billion       $  135,113,465
                                  by investing primarily in high-grade bonds       0.700% thereafter++
                                  denominated in foreign currencies and the U.S.
                                  dollar. As a secondary objective, the Fund will
                                  seek capital appreciation.
  Scudder International Bond      Income primarily by investing in a managed       0.850% to $1 billion       $  145,818,767
    Fund                          portfolio of high-grade international bonds      0.800% thereafter++
                                  and, secondarily, protection and possible
                                  enhancement of principal value by actively
                                  managing currency, bond market and maturity
                                  exposure and by security selection.
ASSET ALLOCATION FUNDS
  Scudder Pathway Balanced        Balance of growth and income by investing in a   There will be no fee as    $  192,145,173
    Portfolio                     mix of Scudder money market, bond and equity     the Manager will receive
                                  mutual funds.                                    a fee from the underlying
                                                                                   funds.
  Scudder Pathway Conservative    Current income and, secondarily, long term       There will be no fee as    $   16,971,681
    Portfolio                     growth of capital by investing substantially in  the Manager will receive
                                  Scudder bond mutual funds, but will have some    a fee from the underlying
                                  exposure to Scudder equity mutual funds.         funds.
  Scudder Pathway Growth          Long term growth of capital by investing         There will be no fee as    $   49,574,256
    Portfolio                     predominantly in Scudder equity mutual funds     the Manager will receive
                                  designed to provide long term growth.            a fee from the underlying
                                                                                   funds.
  Scudder Pathway International   Maximize total return, consisting of capital     There will be no fee as    $   11,728,045
    Portfolio                     appreciation plus dividend income and interest   the Manager will receive
                                  by investing in a select mix of established      a fee from the underlying
                                  international and global Scudder Funds.          funds.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
U.S. GROWTH AND INCOME FUNDS
  Scudder Balanced Fund           A balance of growth and income from a            0.700% of net assets++     $  158,711,908
                                  diversified portfolio of equity and
                                  fixed-income securities and long term
                                  preservation of capital through a quality-
                                  oriented investment approach designed to reduce
                                  risk.
  Scudder Dividend & Growth Fund  High current income and long term growth of      0.750% of net assets                  N/A**
                                  capital through investment in income paying
                                  equity securities.
  Scudder Growth and Income Fund  Long term growth of capital, current income and  0.600% to $500 million     $6,833,584,122
                                  growth of income.                                0.550% next $500 million
                                                                                   0.500% next $500 million
                                                                                   0.475% next $500 million
                                                                                   0.450% next $1 billion
                                                                                   0.425% next $1.5 billion
                                                                                   0.405% next $1.5 billion
                                                                                   0.3875% next $4 billion
                                                                                   0.370% over $10 billion*
U.S. GROWTH FUNDS
  Classic Growth Fund             Long term growth of capital with reduced share   0.700% of net assets++     $   53,225,783
                                  price volatility compared to other growth
                                  mutual funds.
  Scudder 21st Century Growth     Long term growth of capital by investing         1.000% of net assets++     $   23,296,176
    Fund                          primarily in the securities of emerging growth
                                  companies poised to be leaders in the 21st
                                  century.
  Scudder Development Fund        Long term growth of capital by investing         1.000% to $500 million     $  845,405,075
                                  primarily in securities of small and medium      0.950% next $500 million
                                  size growth companies.                           0.900% thereafter

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Financial Services      Long term growth of capital by investing         0.750% of net assets++     $   36,926,469@
    Fund                          primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.
  Scudder Health Care Fund        Long term growth of capital by investing         0.850% of next assets++    $   40,923,873@
                                  primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.
  Scudder Large Company Growth    Long term growth of capital through investment   0.700% of net assets       $  288,064,975
    Fund (formerly Scudder        primarily in the equity securities of seasoned,
    Quality Growth Fund)          financially strong
                                  U.S. growth companies.
  Scudder Large Company Value     Maximize long term capital appreciation through  0.750% to $500 million     $2,212,733,138
    Fund (formerly Scudder        a value driven investment program.               0.650% next $500 million
    Capital Growth Fund)                                                           0.600% next $500 million
                                                                                   0.550% next $500 million
                                                                                   0.500% next $1.0 billion*
  Scudder Micro Cap Fund          Long term growth of capital by investing         0.750% of net assets       $   91,627,404
                                  primarily in a diversified portfolio of U.S.
                                  micro-cap common stocks.
  Scudder Real Estate Investment  Long term capital growth and current income by   0.800% of net assets++     $   20,435,489
    Fund                          investing primarily in equity securities of
                                  companies in the real estate industry.
  Scudder S&P 500 Index Fund      Investment results that, before expenses,        0.150% of net assets++     $   16,912,276
                                  correspond to the total return of common stocks
                                  publicly traded in the United States, as
                                  represented by the Standard & Poor's 500
                                  Composite Stock Price Index.
  Scudder Small Company Value     Long term growth of capital by investing         0.750% of net assets       $  123,398,822
    Fund                          primarily in undervalued stocks of small U.S.
                                  companies.
  Scudder Technology Fund         Long term growth of capital by investing         0.850% of net assets++     $   37,159,344@
                                  primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Value Fund                      Long term growth of capital through investment   0.700% to $500 million     $  297,979,779
                                  in undervalued equity securities.                0.650% over $500 million*
GLOBAL GROWTH FUNDS
  Global Discovery Fund           Above-average capital appreciation over the      1.100% of net assets       $  349,121,954
                                  long term by investing primarily in the equity
                                  securities of small companies located
                                  throughout the world.
  Scudder Emerging Markets        Long term growth of capital primarily through    1.25% of net assets++      $  219,624,481
    Growth Fund                   equity investment in emerging markets around
                                  the globe.
  Scudder Global Fund             Long term growth of capital through a            1.000% to $500 million     $1,766,207,742
                                  diversified portfolio of marketable securities,  0.950% next $500 million
                                  primarily equity securities, including common    0.900% next $500 million
                                  stock, preferred stocks and debt securities      0.850% over $1.5 billion
                                  convertible into common stocks.
  Scudder Gold Fund               Maximum return (principal change and income)     1.000% of net assets       $  132,131,545
                                  consistent with investing in a portfolio of
                                  gold-related equity securities and gold.
  Scudder Greater Europe Growth   Long term growth of capital through investments  1.00% to $1 billion        $  195,514,335
    Fund                          primarily in the equity securities of European   0.90% thereafter*
                                  companies.
  Scudder International Fund      Long term growth of capital primarily from       0.900% to $500 million     $2,884,919,345
                                  foreign equity securities.                       0.850% next $500 million
                                                                                   0.800% next $1 billion
                                                                                   0.750% next $1 billion
                                                                                   0.700% thereafter
  Scudder International Growth    Long term growth of capital and current income   1.000% of net assets++     $   48,880,164
    and Income Fund               primarily from foreign equity securities.
  Scudder International Growth    Long term capital appreciation through           1.000% of net assets                  N/A**
    Fund                          investment primarily in the equity securities
                                  of foreign companies with high growth
                                  potential.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder International Value     Long term capital appreciation through           1.000% of net assets                  N/A**
    Fund                          investment primarily in undervalued foreign
                                  equity securities.
  Scudder Latin America Fund      Long term capital appreciation through           1.250% to $1 billion       $  882,555,049
                                  investment primarily in the securities of Latin  1.150% thereafter
                                  American issuers.
  Scudder Pacific Opportunities   Long term growth of capital primarily through    1.100% of net assets       $  147,276,692
    Fund                          investment in the equity securities of Pacific
                                  Basin companies, excluding Japan.
  The Japan Fund, Inc.            Long term capital appreciation through           0.850% to $100 million     $  265,181,931
                                  investment primarily in equity securities,       0.750% next $200 million
                                  (including American Depository Receipts) of      0.700% next $300 million
                                  Japanese companies.                              0.650% thereafter
CLOSED-END FUNDS
  The Argentina Fund, Inc.        Long term capital appreciation through           Adviser:                   $  135,327,320
                                  investment primarily in equity securities of     1.100% of net assets
                                  Argentine issuers.                               Sub-Adviser:
                                                                                   Paid by Adviser. 0.100%
                                                                                   of net assets
  The Brazil Fund, Inc.           Long term capital appreciation through           1.200% to $150 million     $  429,429,751
                                  investment primarily in equity securities of     1.050% next $150 million
                                  Brazilian issuers.                               1.000% next $200 million
                                                                                   0.900% thereafter
                                                                                   Administrator: Receives
                                                                                   an annual fee of $50,000

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  The Korea Fund, Inc.            Long term capital appreciation through           Adviser:                   $  406,244,000
                                  investment primarily in equity securities of     1.150% to $50 million
                                  Korean companies.                                1.100% next $50 million
                                                                                   1.000% next $250 million
                                                                                   0.950% next $400 million
                                                                                   0.900% thereafter
                                                                                   Sub-Adviser -- Daewoo:
                                                                                   Paid by Adviser.
                                                                                   0.2875% to $50 million
                                                                                   0.275% next $50 million
                                                                                   0.250% next $250 million
                                                                                   0.2375% next $400 million
                                                                                   0.225% thereafter
  Montgomery Street Income        High level of current income consistent with     0.500% to $150 million     $  207,315,702
    Securities, Inc.              prudent investment risks through a diversified   0.450% next $50 million
                                  portfolio primarily of debt securities.          0.400% thereafter
  Scudder Global High Income      High level of current income and, secondarily,   1.200% of net assets       $   80,721,844
    Fund, Inc. (formerly The      capital appreciation through investment
    Latin America Dollar Income   principally in dollar-denominated Latin
    Fund, Inc.)                   American debt instruments.
  Scudder New Asia Fund, Inc.     Long term capital appreciation through           1.250% to $75 million      $   98,866,168
                                  investment primarily in equity securities of     1.150% next $125 million
                                  Asian companies.                                 1.100% thereafter
  Scudder New Europe Fund, Inc.   Long term capital appreciation through           1.250% to $75 million      $  320,293,393
                                  investment primarily in equity securities of     1.150% next $125 million
                                  companies traded on smaller or emerging          1.100% thereafter
                                  European markets and companies that are viewed
                                  as likely to benefit from changes and
                                  developments throughout Europe.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Spain and Portugal      Long term capital appreciation through           Adviser:                   $  112,909,567
    Fund, Inc.                    investment primarily in equity securities of     1.000% of net assets
                                  Spanish & Portuguese issuers.                    Administrator:
                                                                                   0.200% of net assets
INSURANCE PRODUCTS
  Scudder Variable Life           Balance of growth and income, as well as long    0.475% of net assets       $  118,373,215
    Investment Fund Balanced      term preservation of capital, from a
    Portfolio                     diversified portfolio of equity and fixed
                                  income securities.
  Scudder Variable Life           High level of income from a high quality         0.475% of net assets       $   81,387,032
    Investment Fund Bond          portfolio of bonds.
    Portfolio
  Scudder Variable Life           Maximize long term capital growth from a         0.475% to $500 million     $  676,317,582
    Investment Fund Capital       portfolio consisting primarily of equity         0.450% next $500 million
    Growth Portfolio              securities.                                      0.425% on assets
                                                                                   over $1.0 billion***
  Scudder Variable Life           Above-average capital appreciation over the      0.975% of net assets++     $   20,115,141
    Investment Fund Global        long term by investing primarily in the equity
    Discovery Portfolio           securities of small companies located
                                  throughout the world.
  Scudder Variable Life           Long term growth of capital, current income and  0.475% of net assets       $  163,603,606
    Investment Fund Growth and    growth of income from a portfolio consisting
    Income Portfolio              primarily of common stocks and securities
                                  convertible into common stocks.
  Scudder Variable Life           Long term growth of capital principally from a   0.875% to $500 million     $  427,237,880
    Investment Fund               diversified portfolio of foreign equity          0.725% thereafter
    International Portfolio       securities.
  Scudder Variable Life           Stability of capital and current income from a   0.370% of net assets       $  102,576,377
    Investment Fund Money Market  portfolio of money market instruments.
    Portfolio

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
AARP FUNDS
  AARP Balanced Stock and Bond    Long term capital growth and income, consistent  0.350% to $2 billion       $  638,356,257
    Fund                          with a share price more stable than other        0.330% next $2 billion
                                  balanced mutual funds, through investment in a   0.300% next $2 billion
                                  combination of stocks, bonds and cash reserves.  0.280% next $2 billion
                                                                                   0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP Bond Fund for Income       High level of current income, consistent with    0.350% to $2 billion       $   58,324,146
                                  greater share price stability than other long    0.330% next $2 billion
                                  term bond mutual funds, through investment       0.300% next $2 billion
                                  primarily in investment-grade debt securities.   0.280% next $2 billion
                                                                                   0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.280% of net assets
  AARP Capital Growth Fund        Long term capital growth, consistent with a      0.350% to $2 billion       $1,228,379,954
                                  share price more stable than other growth        0.330% next $2 billion
                                  funds, through investment in a combination of    0.280% next $2 billion
                                  common stocks and securities convertible into    0.260% next $3 billion
                                  common stocks.                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.320% of net assets
  AARP Diversified Growth         Long term growth of capital through investment   There will be no fee as    $   61,796,818
    Portfolio                     primarily in AARP stock mutual funds.            the manager will receive
                                                                                   a fee from the underlying
                                                                                   funds.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Diversified Income with    Current income with modest long term             There will be no fee as    $   43,446,418
    Growth Portfolio              appreciation through investment primarily in     the manager will receive
                                  AARP bond mutual funds.                          a fee from the underlying
                                                                                   funds.
  AARP Global Growth Fund         Long term capital growth, consistent with a      0.350% to $2 billion       $  148,029,373
                                  share price more stable than other global        0.330% next $2 billion
                                  funds, through investment primarily in common    0.300% next $2 billion
                                  stocks of established corporations in a wide     0.280% next $2 billion
                                  variety of developed countries.                  0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.550% of net assets
  AARP GNMA and U.S. Treasury     High level of current income, consistent with    0.350% to $2 billion       $4,583,980,460
    Fund                          greater share price stability than other GNMA    0.330% next $2 billion
                                  mutual funds, through investment primarily in    0.300% next $2 billion
                                  high quality U.S. Government-guaranteed GNMA     0.280% next $2 billion
                                  securities and U.S. Treasury obligations.        0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.120% of net assets
  AARP Growth and Income Fund     Long term capital growth and income, consistent  0.350% to $2 billion       $6,606,012,897
                                  with a share price more stable than other        0.330% next $2 billion
                                  growth and income mutual funds, through          0.300% next $2 billion
                                  investment primarily in common stocks with       0.280% next $2 billion
                                  above-average dividend yields and securities     0.260% next $3 billion
                                  convertible into common stocks.                  0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP High Quality Short Term    High level of current income, consistent with    0.350% to $2 billion       $  454,869,518
    Bond Fund                     greater share price stability than other         0.330% next $2 billion
                                  short-term bond mutual funds, through            0.300% next $2 billion
                                  investment primarily in a portfolio of high      0.280% next $2 billion
                                  quality, short-term securities.                  0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP High Quality Money Fund    Current income consistent with maintaining       0.350% to $2 billion       $  471,310,867
                                  stability and safety of principal and a          0.330% next $2 billion
                                  constant net asset value of $1.00 per share      0.300% next $2 billion
                                  while offering liquidity, through investment in  0.280% next $2 billion
                                  high quality securities.                         0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.100% of net assets
  AARP High Quality Tax Free      Current income free from federal income taxes    0.350% to $2 billion       $  102,613,893
    Money Fund                    consistent with maintaining stability and        0.330% next $2 billion
                                  safety of principal and a constant net asset     0.300% next $2 billion
                                  value of $1.00 per share while offering          0.280% next $2 billion
                                  liquidity, through investment in high-quality    0.260% next $3 billion
                                  municipal securities.                            0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.100% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Insured Tax Free General   High level of current income free from federal   0.350% to $2 billion       $1,712,008,168
    Bond Fund                     income taxes, consistent with greater share      0.330% next $2 billion
                                  price stability than other insured tax-free      0.300% next $2 billion
                                  general bond mutual funds, through investment    0.280% next $2 billion
                                  primarily in high quality municipal securities   0.260% next $3 billion
                                  covered by insurance.                            0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP International Growth and   Long term capital growth, consistent with a      0.350% to $2 billion       $   20,259,062
    Income Fund                   share price more stable than other               0.330% next $2 billion
                                  international mutual funds, through investment   0.300% next $2 billion
                                  primarily in a diversified portfolio of foreign  0.280% next $2 billion
                                  common stocks with above-average dividend        0.260% next $3 billion
                                  yields and foreign securities convertible into   0.250% next $3 billion
                                  common stocks.                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.600% of net assets
  AARP Small Company Stock Fund   Long term growth of capital, consistent with a   0.350% to $2 billion       $   50,271,473
                                  share price more stable than other small         0.330% next $2 billion
                                  company stock mutual funds, through investment   0.300% next $2 billion
                                  primarily in common stocks of small U.S.         0.280% next $2 billion
                                  companies.                                       0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.550% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP U.S. Stock Index Fund      Long term capital growth and income, consistent  0.350% to $2 billion       $   38,085,073
                                  with greater share price stability than an S&P   0.330% next $2 billion
                                  500 Index mutual fund, by taking an indexing     0.300% next $2 billion
                                  approach to investing in common stocks,          0.280% next $2 billion
                                  emphasizing higher dividend stocks while         0.260% next $3 billion
                                  maintaining investment characteristics           0.250% next $3 billion
                                  otherwise similar to the S&P 500 Index.          0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.000% of net assets

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective October 1, 1998.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which commenced operations on July 31, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 *** The addition of this breakpoint is expected to be effective October 1, 1998.

  @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
INCOME FUNDS
  Kemper Adjustable Rate    High current income consistent with low volatility    0.550% to $250 million     $   81,967,000
    U.S. Government Fund    of principal.                                         0.520% next $750 million
                                                                                  0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
  Kemper                    High current income and preservation of capital,      0.550% to $250 million     $  171,400,000
    Short-Intermediate      with equal emphasis, from a portfolio primarily       0.520% next $750 million
    Government Fund         consisting of short-and intermediate-term U.S.        0.500% next $1.5 billion
                            Government securities.                                0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
TAX-FREE INCOME FUNDS
  Kemper Michigan Tax-      High level of current income exempt from federal and  0.550% to $250 million     $    3,091,000
    Free Income Fund        Michigan income taxes through a non-diversified       0.520% next $750 million
                            portfolio of municipal securities.                    0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper New Jersey Tax-    High level of current income exempt from federal and  0.550% to $250 million     $    5,304,000
    Free Income Fund        New Jersey income taxes through a professionally      0.520% next $750 million
                            managed non-diversified portfolio of municipal        0.500% next $1.5 billion
                            securities.                                           0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**
  Kemper Pennsylvania Tax-  High level of current income exempt from federal and  0.550% to $250 million     $    6,304,000
    Free Income Fund        state of Pennsylvania income taxes through a          0.520% next $750 million
                            professionally managed non-diversified portfolio of   0.500% next $1.5 billion
                            municipal securities.                                 0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**
  Kemper Texas Tax-Free     A high level of current interest income exempt from   0.550% to $250 million     $   12,469,000
    Income Fund             federal income taxes through a professionally         0.520% next $750 million
                            managed non-diversified portfolio of municipal        0.500% next $1.5 billion
                            securities.                                           0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
CLOSED-END FUNDS
  The Growth Fund of        Long-term capital appreciation by investing           1.000% of net assets(2)    $  315,059,000
    Spain, Inc.             primarily in equity securities of Spanish companies.
  Kemper High Income Trust  Highest current income obtainable consistent with     0.850% of net assets(2)    $  222,919,000
                            reasonable risk with capital gains secondary.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Intermediate       High current income consistent with preservation of   0.800% of net assets(2)    $  267,218,000
    Government Trust        capital by investing in U.S. and foreign government
                            securities.
  Kemper Multi-Market       High current income consistent with prudent total     0.850% of net assets(2)    $  217,508,000
    Income Trust            return asset management by investing in a
                            diversified portfolio of investment grade tax-exempt
                            securities.
  Kemper Municipal Income   High level of current income exempt from federal      0.550% of net assets(2)    $  686,179,000
    Trust                   income tax.
  Kemper Strategic Income   High current income by investing its assets in a      0.850% of net assets(2)    $   53,129,000
    Fund                    combination of lower-rated corporate fixed-income
                            securities, fixed-income securities of emerging
                            market and other foreign issuers and, fixed-income
                            securities of the U.S. Government and its agencies
                            and instrumentalities and private mortgage-backed
                            issuers.
  Kemper Strategic          High level of current income exempt from federal      0.600% of net assets(2)    $  130,895,000
    Municipal Income Trust  income tax by investing in a diversified portfolio of tax-exempt municipal securities.
ANNUITY PRODUCTS
  Kemper Blue Chip          Growth of capital and income.                         0.650% of net assets       $   18,421,000
    Portfolio
  Kemper Contrarian Value   High rate of return.                                  0.750% of net assets       $  162,380,000
    Portfolio
  Kemper Global Blue Chip   Long-term growth of capital through diversified       1.000% to $250 million                N/A*
    Portfolio               worldwide portfolio of marketable securities,         0.950% next $750 million
                            primarily equity securities.                          0.900% thereafter
  Kemper Global Income      High current income consistent with prudent total     0.750% of net assets       $    2,145,000
    Portfolio               return asset management.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Government         High current income consistent with preservation of   0.550% of net assets       $   86,682,000
    Securities Portfolio    capital from a portfolio consisting primarily of
                            U.S. Government securities.
  Kemper Growth Portfolio   Maximum appreciation of capital.                      0.600% of net assets       $  563,016,000
  Kemper High Yield         High level of current income by investing in fixed    0.600% of net assets       $  391,664,000
    Portfolio               income securities.
  Kemper Horizon 10+        A balance between growth of capital and income        0.600% of net assets       $   22,553,000
    Portfolio               consistent with moderate risk.
  Kemper Horizon 20+        Growth of capital and, secondarily, income.           0.600% of net assets       $   16,659,000
    Portfolio
  Kemper Horizon 5          Income consistent with preservation of capital, and   0.600% of net assets       $   14,258,000
    Portfolio               secondarily, growth.
  Kemper International      Long-term growth of capital and current income,       1.000% of net assets                  N/A*
    Growth and Income       primarily from foreign equity securities.
    Portfolio
  Kemper International      Total return, a combination of capital growth and     0.750% of net assets       $  200,046,000
    Portfolio               income, principally through an internationally
                            diversified portfolio of equity securities.
  Kemper Investment Grade   High current income by investing primarily in a       0.600% of net assets       $   15,504,000
    Bond Portfolio          diversified portfolio of investment grade debt
                            securities.
  Kemper Money Market       Maximum current income to the extent consistent with  0.500% of net assets       $  100,143,000
    Portfolio               stability of principal from a portfolio of high
                            quality money market instruments.
  Kemper Small Cap Growth   Maximum capital appreciation from a portfolio         0.650% of net assets       $  137,415,000
    Portfolio               primarily consisting of growth stocks of small
                            companies.
  Kemper Small Cap Value    Long-term capital appreciation from a portfolio       0.750% of net assets       $   76,108,000
    Portfolio               primarily of value stocks of smaller companies.
  Kemper Total Return       High total return through a combination of income     0.550% of net assets       $  786,996,000
    Portfolio               and capital appreciation.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Value+Growth       Growth of capital through professional management of  0.750% of net assets       $   69,094,000
    Portfolio               a portfolio of growth and value stocks.
  Kemper-Dreman Financial   Long-term capital appreciation by investing           0.750% to $250 million                N/A*
    Services Portfolio      primarily in common stocks and other equity           0.720% next $750 million
                            securities of companies in the financial services     0.700% next $1.5 billion
                            industry believed by the investment manger to be      0.680% next $2.5 billion
                            undervalued.                                          0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% thereafter
  Kemper-Dreman High        High rate of total return.                            0.750% to $250 million                N/A*
    Return Equity                                                                 0.720% next $750 million
    Portfolio                                                                     0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% thereafter
MONEY MARKET FUNDS
  Government Securities     Maximum current income to the extent consistent with  0.220% to $500 million     $  810,001,000
    Portfolio (Cash         stability of capital from a portfolio of U.S.         0.200% next $500 million
    Account Trust)          Government obligations.                               0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**
  Government Securities     Maximum current income to the extent consistent with  0.220% to $500 million     $  391,861,000
    Portfolio (Cash         stability of capital from a portfolio of U.S.         0.200% next $500 million
    Equivalent Fund)        Government obligations.                               0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(4)

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Government Securities     Maximum current income to the extent consistent with  0.150% of net assets(5)**  $  312,194,000
    Portfolio (Investors    stability of capital by investing in U.S. Government
    Cash Trust)             obligations and repurchase agreements.
  Investors Florida         Maximum current income exempt from federal income     0.220% to $500 million     $    7,611,000
    Municipal Cash Fund     taxes to the extent consistent with stability of      0.200% next $500 million
                            capital.                                              0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Investors Michigan        Maximum current income exempt from federal and        0.22% to $500 million                 N/A*
    Municipal Cash Fund     Michigan income taxes to the extent consistent with   0.20% next $500 million
                            stability of capital                                  0.175% next $1 billion
                                                                                  0.16% next $1 billion
                                                                                  0.15% thereafter
  Investors New Jersey      Maximum current income exempt from federal and New    0.220% to $500 million     $    4,665,000
    Municipal Cash Fund     Jersey income taxes to the extent consistent with     0.200% next $500 million
                            stability of capital.                                 0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Investors Pennsylvania    Maximum current income exempt from federal and        0.220% to $500 million     $    3,195,000
    Municipal Cash Fund     Pennsylvania income taxes to the extent consistent    0.200% next $500 million
                            with stability of capital.                            0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Money Market Portfolio    Maximum current income to the extent consistent with  0.220% to $500 million     $2,004,420,000
    (Cash Account Trust)    stability of capital from a portfolio primarily of    0.200% next $500 million
                            commercial paper and bank obligations.                0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Money Market Portfolio    Maximum current income to the extent consistent with  0.220% to $500 million     $  851,592,000
    (Cash Equivalent Fund)  stability of capital from a portfolio primarily of    0.200% next $500 million
                            commercial paper and bank obligations.                0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(4)
  Tax-Exempt Portfolio      Maximum current income exempt from federal income     0.220% to $500 million     $  370,036,000
    (Cash Account Trust)    taxes to the extent consistent with stability of      0.200% next $500 million
                            capital from a portfolio of municipal securities.     0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**
  Tax-Exempt Portfolio      Maximum current income that is exempt from federal    0.220% to $500 million     $  333,427,000
    (Cash Equivalent Fund)  income taxes to the extent consistent with stability  0.200% next $500 million of capital from a portfolio of municipal securities.  0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter
  Treasury Portfolio        Maximum current income to the extent consistent with  0.150% of net assets(5)**  $   74,290,000
    (Investors Cash Trust)  stability of capital by investing in U.S. Government obligations and repurchase agreements.
  Zurich Government Money   Maximum current income to the extent consistent with  0.500% to $215 million     $  686,871,000
    Fund                    stability of principal from a portfolio of U.S.       0.375% next $335 million
                            Government obligations.                               0.300% next $250 million
                                                                                  0.250% thereafter(6)
  Zurich Money Market Fund  Maximum current income to the extent consistent with  0.500% to $215 million     $4,538,627,000
                            stability of principal from a portfolio primarily     0.375% next $335 million
                            consisting of commercial paper and bank obligations.  0.300% next $250 million
                                                                                  0.250% thereafter(6)

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Zurich Tax-Free Money     Maximum current income to the extent consistent with  0.500% to $215 million     $  815,894,000
    Fund                    stability of principal from a portfolio of municipal  0.375% next $335 million
                            securities.                                           0.300% next $250 million
                                                                                  0.250% thereafter(6)
  Zurich YieldWise Money    Maximum current income to the extent consistent with  0.500% to $215 million     $1,071,728,000
    Fund                    stability of principal by investing in high-quality   0.375% next $335 million
                            short-term money market instruments                   0.300% next $250 million
                                                                                  0.250% thereafter**
  Tax-Exempt New York       Maximum current income exempt from federal, New York  0.220% to $500 million     $  104,198,000
    Money Market Fund       State and New York City income taxes to the extent    0.200% next $500 million
                            consistent with stability of capital.                 0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Tax-Exempt California     Maximum current income exempt from federal and        0.220% to $500 million     $  117,432,000
    Money Market Fund       California income taxes to the extent consistent      0.200% next $500 million
                            with stability of capital.                            0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; or Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998.

 ** Subject to waivers and/or reimbursements.

  (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

  (2) Based on average weekly net assets.

  (3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

  (4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

  (5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

  (6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                                                       EXHIBIT C

                    PROPOSED REVISION TO CERTAIN FUNDAMENTAL
                         POLICIES OF THE BLUE CHIP FUND

The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to herein as "fundamental" policies. The purposes of the proposal to revise certain of the Blue Chip Fund's investment policies (the "Proposal") are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Board that some of the Blue Chip Fund's fundamental policies that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of the Blue Chip Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the Federal securities laws, provide adequate safeguards for the Blue Chip Fund and its shareholders. The Proposal is described in detail below.

This Proposal is sub-divided into the following three sections:

(A) ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES. The Blue Chip Fund currently requires shareholder approval to amend "investment objectives and policies." The first section of this Proposal seeks shareholder approval of the elimination of the shareholder vote requirement for amending (a) "investment objectives," and (b) "investment policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder vote requirement for amending the investment objective (or objectives) of the Blue Chip Fund is intended to enhance the Blue Chip Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is not possible to determine precisely which policies are fundamental on the basis of the language in the Blue Chip Fund's Prospectus and Statement of Additional Information, thus creating uncertainty and restricting the Blue Chip Fund's investment flexibility and its ability to respond to changing regulatory and industry conditions.

(B) REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy.

    Each proposed revision is, in general, intended to provided the Blue Chip Fund's Board with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Blue Chip Fund's policies.

(C) ELIMINATION OF SHAREHOLDER APPROVAL TO CHANGE OTHER FUNDAMENTAL
    POLICIES. This Proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Board of the Blue Chip Fund anticipates adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Board the elimination of several of them as being inappropriate or unnecessary under current conditions.

Each proposed policy is identified in bold-type below.

The Blue Chip Fund's current fundamental policies are set forth in its Prospectus and Statement of Additional Information. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by the Board, will be reflected in the Blue Chip Fund's Prospectus and other disclosure documents. Any change in the method of operation of the Blue Chip Fund will require prior Board approval. Except as specifically indicated below, the Board of the Blue Chip Fund does not presently intend to change the investment objectives or the investment policies of the Fund.

Approval of each item of this Proposal with respect to the Blue Chip Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Blue Chip Fund. If the shareholders of the Blue Chip Fund fail to approve the proposed modification or elimination of policies or the elimination of the shareholder approval requirement as to a matter, the current such policy or voting requirement will remain in effect.

A. ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND OPERATING POLICIES

INVESTMENT OBJECTIVES

PROPOSAL 3.0:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE BLUE CHIP FUND, THE INVESTMENT OBJECTIVE(S) OF THE BLUE CHIP FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen the Blue

Chip Fund's ability to respond to changing circumstances. The Board of the Blue Chip Fund does not presently intend to modify any investment objective, and would disclose any such changes to applicable shareholders by amending the Blue Chip Fund's Prospectus and Statement of Additional Information.

INVESTMENT POLICIES

PROPOSAL 3.1:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE BLUE CHIP FUND, THE "INVESTMENT POLICIES" OF THE BLUE CHIP FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROPOSAL.

This proposal is intended to provide the Blue Chip Fund with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder vote requirement for amending "investment policies" which are not specifically identified as fundamental. The Blue Chip Fund's Prospectus currently contains a statement that characterizes all "investment policies" of the Blue Chip Fund as fundamental. Management believes that this current statement is overbroad. The current statement also unnecessarily restricts the Blue Chip Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board of the Blue Chip Fund to modify operating policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Blue Chip Fund's investment objective and its clearly-identified fundamental policies.

B. REVISION OF FUNDAMENTAL POLICIES

DIVERSIFICATION

PROPOSAL 3.2:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

The Blue Chip Fund is currently classified as a diversified open-end investment company. Under the 1940 Act, the Blue Chip Fund is "diversified" if with respect to 75% of the value of its total assets, it may not invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently the Blue Chip Fund also has adopted additional diversification policies. The Blue Chip Fund's policy includes an exception for U.S. Government securities and the policy for the Blue Chip Fund also includes an exception for investments in a master fund within a master/feeder fund structure.

Under the Blue Chip Fund's current diversification policy, the Blue Chip Fund may not invest more than 5% of its total assets in the securities of any one issuer. The Blue Chip Fund's policies also contain a separate restriction prohibiting the purchase of more than 10% of the voting securities of any one issuer. Accordingly, the elimination of the separate diversification policies for the Blue Chip Fund means that the Blue Chip Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the separate diversification policies that apply to 75% of the value of the Blue Chip Fund's total assets will not represent a substantive change to the Blue Chip Fund's diversification requirements. However, the elimination of the separate diversification policies that apply to 100% of the value of the Blue Chip Fund's total assets will cause the Blue Chip Fund to have less restrictive diversification requirements.

BORROWING

PROPOSAL 3.3:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

The current policy of the Blue Chip Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case the Blue Chip Fund may borrow up to one-third of the value of its total assets. Additionally, the Blue Chip Fund is restricted from borrowing for leverage or from making investments while borrowings are outstanding.

The proposed policy would permit the Blue Chip Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowing to have 300% asset coverage, which means, in effect, that a fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, the Blue Chip Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Board has no current intention of authorizing any of these practices. If the Board authorized the Blue Chip Fund to borrow for leverage, such borrowing would increase the Blue Chip Fund's volatility and the risk of loss in a declining market.

SENIOR SECURITIES

PROPOSAL 3.4:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

The current policy of the Blue Chip Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness) except as permitted under the 1940 Act. The proposed policy re-words the current policy without making any material changes.

CONCENTRATION

PROPOSAL 3.5:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with the Blue Chip Fund, it may not invest more than 25% of its assets in the applicable industry, unless, , in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

The Blue Chip Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Blue Chip Fund's total assets being invested in the same industry. For the Blue Chip Fund, there are exceptions for U.S. Government securities, state securities, and/or for investment in a master fund within a master/feeder fund structure. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. The Blue Chip Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the

Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of the Blue Chip Fund.

UNDERWRITING OF SECURITIES

PROPOSAL 3.6:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT THE BLUE CHIP FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

The proposed underwriting policy has been re-worded without making any material changes.

INVESTMENT IN REAL ESTATE

PROPOSAL 3.7:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE BLUE CHIP FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE BLUE CHIP FUND'S OWNERSHIP OF SECURITIES.

The proposed real estate policy re-words the current policies without making any material changes. The policies of the Blue Chip Fund currently also prohibit investment in real estate limited partnerships. Management intends to recommend to the Board of the Blue Chip Fund to adopt the foregoing policy as a non-fundamental policy.

PURCHASE OF COMMODITIES

PROPOSAL 3.8:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

The Blue Chip Fund's current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts and foreign currency transactions. Under the proposed policy, the Blue Chip Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities.

LENDING

PROPOSAL 3.9:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION FROM TIME TO TIME.

The Blue Chip Fund's current lending policy prohibits making loans to others. There may be no exceptions to this restriction or there may be exceptions for loans of portfolio securities and to the extent the entry into repurchase agreements, the purchase of debt securities or interests in indebtedness and/or the making of time or demand deposits with banks in accordance with the Blue Chip Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which the Blue Chip Fund is permitted to engage; instead, the proposed policy permits the Blue Chip Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit the Blue Chip Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. The Blue Chip Fund believes that the flexibility provided by this policy change could possibly reduce the Blue Chip Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Blue Chip Fund's particular circumstances.

C. ELIMINATION OF SHAREHOLDER APPROVAL TO CHANGE INVESTMENT OBJECTIVES AND OTHER IDENTIFIED POLICIES

Certain of the policies listed below (Margin Purchases and Short Sales, Pledging of Assets and Purchases of Voting Securities) were initially adopted by the Blue Chip Fund due to state securities law requirements that are no longer in effect. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Boards that they eliminate these policies entirely as being unnecessary.

MARGIN PURCHASES AND SHORT SALES

PROPOSAL 3.10:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

The Blue Chip Fund is currently prohibited from making margin purchases and short sales, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. If elimination of this restriction is approved by shareholders, the Blue Chip Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Blue Chip Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the Blue Chip Fund to borrow money only as permitted by applicable law.

PLEDGING OF ASSETS

PROPOSAL 3.11:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PLEDGING OF ASSETS.

The Blue Chip Fund is currently prohibited from pledging, mortgaging or hypothecating assets, except in order to secure borrowings. The Blue Chip Fund may pledge securities having a market value not exceeding 7 1/2%, 10%, 15% or up to the amount of the borrowing of the value of the Blue Chip Fund's assets and, in certain cases, except in connection with writing covered call options and the purchase or sale of futures contracts and options on future contracts.

PURCHASES OF VOTING SECURITIES

PROPOSAL 3.12:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASE OF SECURITIES.

The Blue Chip Fund is prohibited with respect to 100% of its assets from purchasing more than 10% of the securities of a single issuer. Additionally, the Blue Chip Fund is a "diversified" fund and is therefore limited to purchasing, with respect to 75% of its assets, not more than 10% of the voting securities of a single issuer.

PURCHASES OF OPTIONS AND WARRANTS

PROPOSAL 3.13:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE BLUE CHIP FUND, THE BLUE CHIP FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASES OF OPTIONS AND WARRANTS.

The Blue Chip Fund is currently prohibited from writing, purchasing or selling options. The Blue Chip Fund is prohibited from writing, purchasing or selling options on more than 25% of the Blue Chip Fund's net assets and is restricted from investing more than 5% of the Blue Chip Fund's net assets on premiums on put and call options. The Blue Chip Fund's policies contain exceptions for purchases and sales of options on financial contracts.

                                                                       EXHIBIT D

                              FINANCIAL HIGHLIGHTS

BLUE CHIP FUND

                                                   CLASS A
                                  ------------------------------------------
                                  SIX MONTHS
                                    ENDED         YEAR ENDED OCTOBER 31,
                                  APRIL 30,    -----------------------------
                                     1998      1997    1996    1995    1994
                                  ----------   ----    ----    ----    ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period........................    $17.68     17.14   14.87   12.33   13.88
Income from investment
  operations:
  Net investment income.........       .07       .18     .22     .19     .19
  Net realized and unrealized
    gain (loss).................      2.75      3.70    3.45    2.57    (.71)
Total from investment
  operations....................      2.82      3.88    3.67    2.76    (.52)
Less dividends:
  Distribution from net
    investment income...........       .09       .21     .20     .20     .19
  Distribution from net realized
    gain........................      2.19      3.13    1.20     .02     .84
Total dividends.................      2.28      3.34    1.40     .22    1.03
Net asset value, end of
  period........................    $18.22     17.68   17.14   14.87   12.33
                                    ------     -----   -----   -----   -----
TOTAL RETURN (NOT ANNUALIZED)...     17.78%    26.78   26.72   22.74   (3.82)
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses........................      1.20%     1.19    1.26    1.30    1.48
Net investment income...........       .73%     1.07    1.40    1.47    1.50

                                                      CLASS B
                                ---------------------------------------------------
                                SIX MONTHS
                                  ENDED       YEAR ENDED OCTOBER 31,     MAY 31 TO
                                APRIL 30,    ------------------------   OCTOBER 31,
                                   1998       1997     1996     1995       1994
                                ----------    ----     ----     ----    -----------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of
  period......................    $17.61     17.09    14.82    12.29       12.30
Income from investment
  operations:
  Net investment income
  (loss)......................      (.02)      .04      .10      .09         .06
  Net realized and unrealized
    gain (loss)...............      2.76      3.67     3.45     2.56        (.01)
Total from investment
  operations..................      2.74      3.71     3.55     2.65         .05
Less dividends:
  Distribution from net
    investment income.........       .01       .06      .08      .10         .06
  Distribution from net
    realized gain.............      2.19      3.13     1.20      .02          --
Total dividends...............      2.20      3.19     1.28      .12         .06
Net asset value, end of
  period......................    $18.15     17.61    17.09    14.82       12.29
                                  ------     -----    -----    -----       -----
TOTAL RETURN (NOT
  ANNUALIZED).................     17.30 %   25.62    25.82    21.76         .42
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses......................      2.08 %    2.06     2.08     2.06        2.43
Net investment income
  (loss)......................      (.15)%     .20      .58      .71         .33

                                                        CLASS C
                                 ------------------------------------------------------
                                 SIX MONTHS                                   MAY 31
                                   ENDED          YEAR ENDED OCTOBER 31,        TO
                                 APRIL 30,       ------------------------   OCTOBER 31,
                                    1998          1997     1996     1995       1994
                                 ----------       ----     ----     ----    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period.......................    $17.69        17.15    14.88    12.32       12.30
Income from investment
  operations:
  Net investment income
    (loss).....................      (.01)         .03      .10      .07         .09
  Net realized and unrealized
    gain (loss)................      2.78         3.71     3.45     2.62        (.01)
Total from investment
  operations...................      2.77         3.74     3.55     2.69         .08
Less dividends:
  Distribution from net
    investment income..........       .02          .07      .08      .11         .06
  Distribution from net
    realized gain..............      2.19         3.13     1.20      .02          --
Total dividends................      2.21         3.20     1.28      .13         .06
Net asset value, end of
  period.......................    $18.25        17.69    17.15    14.88       12.32
                                   ------        -----    -----    -----       -----
TOTAL RETURN (NOT
  ANNUALIZED)..................     17.37 %      25.71    25.75    22.04         .67
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses.......................      2.03 %       2.00     2.05     2.01        2.33
Net investment income (loss)...      (.10)%        .26      .61      .76         .43

                                                            CLASS I
                                            ---------------------------------------
                                            SIX MONTHS                 NOVEMBER 22,
                                              ENDED      YEAR ENDED      1995 TO
                                            APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                               1998         1997           1996
                                            ----------   -----------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......    $17.72        17.18         15.30
Income from investment operations:
 Net investment income....................       .11          .32           .36
 Net realized and unrealized gain.........      2.76         3.58          2.96
Total from investment operations..........      2.87         3.90          3.32
Less dividends:
 Distribution from net investment
  income..................................       .14          .23           .24
 Distribution from net realized gain......      2.19         3.13          1.20
Total dividends...........................      2.33         3.36          1.44
Net asset value, end of period............    $18.26        17.72         17.18
                                              ------        -----         -----
TOTAL RETURN (NOT ANNUALIZED).............     18.07%       26.89         21.89
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses..................................       .73%         .70          1.31
Net investment income.....................      1.20%        1.56          1.33

SUPPLEMENTAL DATA FOR ALL CLASSES

                          SIX MONTHS
                            ENDED             YEAR ENDED OCTOBER 31,
                          APRIL 30,    -------------------------------------
                             1998       1997      1996      1995      1994
                          ----------    ----      ----      ----      ----
Net assets at end of
 period (in
 thousands).............   $601,785    446,891   256,172   168,266   153,172
Portfolio turnover
 rate...................        157%       183       166       117       131

Average commission rates paid per share on stock transactions for the six months ended April 30, 1998 and the years ended October 31, 1997 and 1996 were $.0585, $.0593 and $.0560, respectively.
---------------
NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

QUANTITATIVE EQUITY FUND

                                                        CLASS A
                                        ----------------------------------------
                                        SIX MONTHS                  FEBRUARY 15
                                          ENDED       YEAR ENDED         TO
                                         MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                           1998          1997           1996
                                        ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period..............................    $13.03        11.12           9.50
Income from investment operations:
  Net investment loss.................        --         (.03)            --
  Net realized and unrealized gain....      1.38         2.13           1.62
Total from investment operations......      1.38         2.10           1.62
Less distribution from net realized
  gain................................       .53          .19             --
Net asset value, end of period........    $13.88        13.03          11.12
                                          ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED).........     11.09%       19.25          17.05
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses..............................      1.48%        1.45           1.48
Net investment loss...................      (.21)%       (.36)          (.16)

                                                        CLASS B
                                        ----------------------------------------
                                        SIX MONTHS                  FEBRUARY 15
                                          ENDED       YEAR ENDED         TO
                                         MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                           1998          1997           1996
                                        ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period..............................    $12.84        11.04           9.50
Income from investment operations:
  Net investment loss.................      (.02)        (.08)          (.04)
  Net realized and unrealized gain....      1.31         2.07           1.58
Total from investment operations......      1.29         1.99           1.54
Less distribution from net realized
  gain................................       .53          .19             --
Net asset value, end of period........    $13.60        12.84          11.04
                                          ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED).........     10.54%       18.37          16.21
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses..............................      2.28%        2.27           2.32
Net investment loss...................     (1.01)%      (1.18)         (1.00)

                                                       CLASS C
                                       ----------------------------------------
                                       SIX MONTHS                  FEBRUARY 15
                                         ENDED       YEAR ENDED         TO
                                        MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                          1998          1997           1996
                                       ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period...........................      $12.86        11.05           9.50
Income from investment operations:
  Net investment income (loss).....        (.03)        (.11)          (.04)
  Net realized and unrealized
    gain...........................        1.33         2.11           1.59
Total from investment operations...        1.30         2.00           1.55
Less distribution from net realized
  gain.............................         .53          .19             --
Net asset value, end of period.....      $13.63        12.86          11.05
                                         ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED)......       10.60 %      18.45          16.32
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses...........................        2.14 %       2.16           2.33
Net investment income (loss).......        (.87)%      (1.07)         (1.01)

                                                       CLASS I
                                       ----------------------------------------
                                       SIX MONTHS                  SEPTEMBER 9
                                         ENDED       YEAR ENDED         TO
                                        MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                          1998          1997           1996
                                       ----------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period...........................      $13.08        11.14           9.67
Income from investment operations:
  Net investment income (loss).....         .01         (.01)            --
  Net realized and unrealized
    gain...........................        1.38         2.14           1.47
Total from investment operations...        1.39         2.13           1.47
Less distribution from net realized
  gain.............................         .53          .19             --
Net asset value, end of period.....      $13.94        13.08          11.14
                                         ------        -----          -----
TOTAL RETURN (NOT ANNUALIZED)......       11.13%       19.48          15.20
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(A)
Expenses...........................        1.12%        1.26           1.08
Net investment income (loss).......         .15%        (.17)          (.05)

SUPPLEMENTAL DATA FOR ALL CLASSES

                                        SIX MONTHS                  FEBRUARY 15
                                          ENDED       YEAR ENDED         TO
                                         MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                           1998          1997           1996
                                        ----------   ------------   ------------
Net assets at end of period (in
  thousands)..........................   $15,380        11,217          4,596
Portfolio turnover rate
  (annualized)........................        68%           84             72

---------------
NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

Thank you
Thank you

                                           for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

KEMPER FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

KEMPER FUNDS

c Kemper Quantitative Equity Fund

                                                                    Quantitative

                                                (LOGO)Printed on recycled paper.

                             KEMPER BLUE CHIP FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
                        KEMPER QUANTITATIVE EQUITY FUND

                            DATED: NOVEMBER 20, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides information about the Kemper Blue Chip Fund (the "Blue Chip Fund" or a "Fund"), an open-end management investment company organized as a Massachusetts business trust (a "Trust"), in addition to information contained in the Prospectus of the Blue Chip Fund, dated November 20, 1998, which also serves as the Proxy Statement of the Kemper Quantitative Equity Fund (the "Quantitative Equity Fund" or a "Fund"), an open-end investment company organized as a Massachusetts business trust (also a "Trust"), in connection with the issuance of Class A, B, C and I shares of the Blue Chip Fund to shareholders of the Quantitative Equity Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 222 South Riverside Plaza, Chicago, Illinois 60606 (telephone No. (800) 621-1048 or (800) 414-7447).

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
Proposed Reorganization of the Quantitative Equity Fund.....          S-1
Additional Information About the Blue Chip Fund.............          S-1
Additional Information About the Quantitative Equity Fund...          S-2
Financial Statements........................................          S-2
Agreement and Plan of Reorganization........................    Exhibit A
Statement of Additional Information for the Blue Chip Fund
  and the Quantitative Equity Fund..........................    Exhibit B
Financial Statements for the Blue Chip Fund.................    Exhibit C
Financial Statements for the Quantitative Equity Fund.......    Exhibit D

The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE QUANTITATIVE EQUITY FUND

The shareholders of the Quantitative Equity Fund are being asked to approve an Agreement and Plan of Reorganization by and between the Blue Chip Fund and the Quantitative Equity Fund (the "Agreement") pursuant to which the Quantitative Equity Fund would (i) transfer all of its assets to the Blue Chip Fund in exchange for Class A, B, C and I shares of beneficial interest of the Blue Chip Fund and the Blue Chip Fund's assumption of the liabilities of the Quantitative Equity Fund, (ii) distribute such shares of the Blue Chip Fund to the holders of shares of the Quantitative Equity Fund and (iii) be liquidated, dissolved and terminated in accordance with the Trust's Declaration of Trust. A copy of the Agreement is attached hereto as Exhibit A.

ADDITIONAL INFORMATION ABOUT THE BLUE CHIP FUND

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Blue Chip Fund, dated January 27, 1998, attached as Exhibit B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE QUANTITATIVE EQUITY FUND

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Quantitative Equity Fund, dated January 27, 1998, attached as Exhibit B to this Statement of Additional Information.

FINANCIAL STATEMENTS

Incorporated herein by reference in their entireties are (i) for the Blue Chip Fund, the unaudited financial statements for the six months ended April 30, 1998 and the audited financial statements for the fiscal year ended October 31, 1997, attached as Exhibit C hereto; and (ii) for the Quantitative Equity Fund, the unaudited financial statements for the six months ended May 31, 1998 and the audited financial statements for the fiscal year ended November 30, 1997, attached as Exhibit D hereto.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of September 18, 1998, by and between the Kemper Blue Chip Fund (the "Acquiring Fund") an open-end management investment company organized as a business trust formed under the laws of the Commonwealth of Massachusetts, and the Kemper Quantitative Equity Fund (the "Acquired Fund"), an open-end management investment company organized as a business trust formed under the laws of the Commonwealth of Massachusetts.

                                  WITNESSETH:

WHEREAS, the Board of Trustees of the Acquiring Fund and the Acquired Fund have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

a. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

b. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to the Acquired Fund, a number of full and fractional Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund having an aggregate net asset value in an amount equal to the aggregate value of the Assets net of any liabilities of the Acquired Fund described in
   Section 3e hereof (the "Liabilities") determined pursuant to Section 3a of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's Liabilities. The calculation of full and fractional Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class B, Class C and Class I shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the amount determined pursuant to this Section 1b and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund on a class by class basis in accordance with their holdings of Class A, Class B, Class C or Class I shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION.

CLOSING DATE. The closing shall be February 5, 1999 or such other date as the parties may mutually agree (the "Closing Date").

3. PROCEDURE FOR REORGANIZATION.

a. VALUATION. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

b. DELIVERY OF FUND ASSETS. The Assets shall be delivered to Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian for the Acquiring Fund (the "Custodian") in the case of Assets maintained in the United States and to Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, in the case of Assets maintained outside of the United States, for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps.

c. FAILURE TO DELIVER SECURITIES. If the Acquired Fund is unable to make delivery pursuant to Section 3b hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

d. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B, Class C and Class I shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest stock of the Acquired Fund shall become null and void.

e. LIABILITIES. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

f. EXPENSES. The expenses associated with the transactions contemplated herein will be borne by Scudder Kemper Investments, Inc., investment manager for the Funds.

g. LIQUIDATION AND DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund in accordance with Massachusetts law and the Acquired Fund's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

a. ORGANIZATION. The Acquired Fund is a business trust duly formed, existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact business in the Commonwealth of Massachusetts. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

b. REGISTRATION. The Acquired Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified fund. The Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

c. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended November 30, 1998, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

d. FINANCIAL STATEMENTS. The Acquired Fund shall furnish to the Acquiring Fund an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

e. CONTINGENT LIABILITIES. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4c and 4d which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

f. MATERIAL AGREEMENTS. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

g. TAX RETURNS. At the date hereof, all federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

h. CORPORATE AUTHORITY. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this

   Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

i. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund's Declaration of Trust, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

j. TITLE. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever other than a lien for taxes not yet due and payable, and full right, power and authority to sell assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and dear of all liens, mortgage encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

k. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4k apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

l. TAX QUALIFICATION. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending on or prior to the Closing Date.

m. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

a. ORGANIZATION. The Acquiring Fund is a business trust duly formed, existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact business in the Commonwealth of Massachusetts. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

b. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified fund. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

c. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended October 31, 1998, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

d. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Acquired Fund an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

e. CONTINGENT LIABILITIES. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5c and 5d which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

f. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

g. TAX RETURNS. At the date hereof, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

h. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

i. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund's Declaration of Trust, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

j. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

k. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

l. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

m. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

n. TAX QUALIFICATION. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.

6. COVENANTS.

During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

a. OTHER ACTIONS. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

b. GOVERNMENT FILINGS; CONSENTS. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the Commonwealth of Massachusetts.

c. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY
   STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/ Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

d. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other documents (each, a "Document", collectively, the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

e. SHAREHOLDERS MEETING. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders' approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

f. COORDINATION OF PORTFOLIOS. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

g. DISTRIBUTION OF THE SHARES. On the Closing Date, the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3g, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

   The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

h. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

i. ADDITIONAL AGREEMENTS. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

j. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

k. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz, counsel to both Funds, to render the tax opinion contemplated herein.

l. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

a. ACQUIRED FUND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

b. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

c. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

d. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

e. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

f. TAX OPINION. The Acquired Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

g. OPINION OF COUNSEL. The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that (i) the Acquiring Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust"; (ii) the Acquiring Fund is registered as an open-end management company under the 1940 Act, (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund as being applicable to the Acquiring Fund, (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund; (vi) the Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to the best of its knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Ropes & Gray as to matters of Massachusetts law.

h. OFFICER CERTIFICATES. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

a. ACQUIRED FUND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

b. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

c. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

d. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

e. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

f. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code, substantially in the form attached as Annex A.

g. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust" (ii) the Acquired Fund is registered as an open-end management company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund and this Agreement has been duly executed and delivered by the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (iv) neither the execution or delivery by the Acquired Fund Trust of this Agreement nor the consummation by the Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund as being applicable to the Acquired Fund; (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained), except for the filing of an amendment to the Acquired Fund's Declaration of Trust in connection with the termination of the Acquired Fund. Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically consider the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Ropes & Gray as to matters of Massachusetts law.

h. SHAREHOLDER LIST. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.

i. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that
   (ii) from the date of this Agreement through the Closing Date, there shall not have been:

     i. any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

     ii. issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

     iii. any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

     iv. any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

     v.   any amendment of the Acquired Fund's Declaration of Trust; or

     vi. any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9. AMENDMENT, WAIVER AND TERMINATION.

a. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund; provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Acquired Fund's shareholder approval thereof.

b. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

c. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

     i. by the mutual consents of the Board of the Acquiring Fund and the Acquired Fund;

     ii. by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

     iii. by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

     iv. by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to March 31, 1999 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

10. REMEDIES.

In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9c, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11. SURVIVAL.

The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Kemper Quantitative Equity Fund, 222 South Riverside Drive, Chicago, Illinois 60606,
Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, or at such other address and to the attention of such other person as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Kemper Blue Chip Fund, 222 South Riverside Drive, Chicago, Illinois, 60606, Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North

LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS.

The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending,
               ,                and                ; namely, general ledger,
journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15. GENERAL.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY.

Consistent with the Acquiring Fund's and the Acquired Fund's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust as Trustee and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          KEMPER BLUE CHIP FUND

                                          By:
                                          --------------------------------------

Attest:
---------------------------

                                          KEMPER QUANTITATIVE EQUITY FUND

                                          By:
                                          --------------------------------------

Attest:
---------------------------

The undersigned is a party to this Agreement for the purposes of Section 3f only.

                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:
                                          --------------------------------------

Attest:
--------------------------

                                                                         ANNEX A

                                                                          , 1998

KEMPER QUANTITATIVE EQUITY FUND
222 South Riverside Plaza
Chicago, IL 60606

KEMPER BLUE CHIP FUND
222 South Riverside Plaza
Chicago, IL 60606

Gentlemen:

You have requested our opinion regarding certain federal income tax consequences of the proposed reorganization ("Reorganization") of Kemper Quantitative Equity Fund ("Acquired Fund"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts into Kemper Blue Chip Fund ("Acquiring Fund"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as September 18, 1998 of (the "Plan"), entered into by the Acquired Fund and the Acquiring Fund.

In rendering this opinion, we have received and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

Our opinion is based, in part, on the assumption that the proposed Reorganization described herein will occur in accordance with the Plan and agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Fund do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganization. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers on behalf of the Acquired Fund and the Acquiring Fund in a
letter dated             , 1998, it is our opinion that:

     (1) The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368 (a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

KEMPER QUANTITATIVE EQUITY FUND
KEMPER BLUE CHIP FUND
              , 1998
Page  2

     (2) The Acquired Fund shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code Section 354(a)(1));

     (3) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

     (4) No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code Section 1032(a));

     (5) The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

     (6) The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

     (7) The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

                                         FACTS

Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

The Acquired Fund has been registered and operated since it commenced operations as an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

The Acquiring Fund is registered, has operated, and will continue to operate an open-end, management investment company under the 1940 Act. It has qualified as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and

KEMPER QUANTITATIVE EQUITY FUND
KEMPER BLUE CHIP FUND
              , 1998
Page  3

(c) the Acquired Fund will be dissolved and liquidated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of equity securities, cash and other securities held in the Acquired Fund's portfolio.

As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.

As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

The management of the Acquired Fund has represented to us that, to the best of their knowledge, there is no current plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of the Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of the Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it could adversely affect the opinions contained herein.

In approving the Reorganization, the Board of Trustees of the Acquired Fund identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies. The Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of the funds that outweigh the costs incurred.

                                   CONCLUSION

Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1).

Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a)(1).

The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our

KEMPER QUANTITATIVE EQUITY FUND
KEMPER BLUE CHIP FUND
              , 1998
Page  4

opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Fund and the Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "PROPOSAL
2. APPROVAL OF THE REORGANIZATION -- The Proposed Reorganization -- Certain Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/Proxy Statement contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                          Very truly yours,

                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                        Kemper Quantitative Equity Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund
                         Kemper Value Plus Growth Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1998
                           -------------------------

                              KEMPER INCOME FUNDS
                  Kemper Adjustable Rate U.S. Government Fund
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                            Kemper High Yield Series
                     comprised of the following two series:
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                  Kemper Income and Capital Preservation Fund
             Kemper Portfolios including the following two series:
                           Kemper U.S. Mortgage Fund
                   Kemper Short-Intermediate Government Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1997
                           -------------------------

                           KEMPER CASH RESERVES FUNDS
                        (A SERIES OF KEMPER PORTFOLIOS)
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                           Kemper Global Income Fund
                           Kemper International Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED MARCH 1, 1998
                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                     Kemper-Dreman Financial Services Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED MARCH 9, 1998
                           -------------------------
                        KEMPER EQUITY FUNDS/VALUE STYLE
                       Kemper U.S. Growth and Income Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED JANUARY 30, 1998
                           -------------------------

                          KEMPER TAX-FREE INCOME FUNDS
                     Kemper National Tax-Free Income Series
                     comprised of the following two series:
                           Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                      Kemper State Tax-Free Income Series
                    comprised of the following eight series:
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper Michigan Tax-Free Income Fund
                     Kemper New Jersey Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                    Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 26, 1997
                           -------------------------
                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 21, 1997
                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                           Kemper Value Series, Inc.
                    comprised of the following three series:
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED APRIL 1, 1998
                           -------------------------

                           KEMPER TARGET EQUITY FUND
                       Kemper Retirement Fund Series VII
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                          Kemper Global Blue Chip Fund
                  Kemper International Growth and Income Fund
                      Kemper Emerging Markets Income Fund
                      Kemper Emerging Markets Growth Fund
                           Kemper Latin America Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 1997
                          AS REVISED JANUARY 14, 1998

The following disclosure supplements information in each Fund's Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI"), to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

April 30, 1998
KMF-1SS

                                                                       EXHIBIT B

                              KEMPER EQUITY FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 1, 1998

            KEMPER AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH FUND")
                    KEMPER BLUE CHIP FUND ("BLUE CHIP FUND")
                       KEMPER GROWTH FUND ("GROWTH FUND")
             KEMPER QUANTITATIVE EQUITY FUND ("QUANTITATIVE FUND")
           KEMPER SMALL CAPITALIZATION EQUITY FUND ("SMALL CAP FUND")
                   KEMPER TECHNOLOGY FUND ("TECHNOLOGY FUND")
                 KEMPER TOTAL RETURN FUND ("TOTAL RETURN FUND")
              KEMPER VALUE PLUS GROWTH FUND ("VALUE+GROWTH FUND")
               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated February 1, 1998. The prospectus may be obtained without charge from the Funds.

                               ------------------

                               TABLE OF CONTENTS

                                             Page
                                             ----
Investment Restrictions....................  B-1
Investment Policies and Techniques.........  B-11
Portfolio Transactions.....................  B-20
Investment Manager and Underwriter.........  B-22
Purchase and Redemption of Shares..........  B-34
Dividends and Taxes........................  B-35
Performance................................  B-37
Officers and Trustees......................  B-60
Shareholder Rights.........................  B-66
Appendix--Ratings of Fixed Income
  Investments..............................  B-68

The financial statements appearing in each Fund's 1997 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.
KEF-13 2/98                                     (LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE AGGRESSIVE GROWTH FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 50% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(3) Invest more than 25% of its total assets in a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities), except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(4) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

(5) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(6) Pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings permitted by restriction number 5 above. (The collateral arrangements with respect to options, financial futures, foreign currency transactions and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(7) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(8) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Aggressive Growth Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate. Any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

(iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

THE BLUE CHIP FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of voting securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction number
(4) above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnership interests), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Blue Chip Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE GROWTH FUND AND THE VALUE+GROWTH FUND, EACH MAY NOT, AS A FUNDAMENTAL
POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Growth Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and neither Fund has a present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Growth Fund and the Value+Growth Fund, each may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE SMALL CAP FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Small Cap Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE QUANTITATIVE FUND AND THE TECHNOLOGY FUND, EACH MAY NOT, AS A FUNDAMENTAL
POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Technology Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and neither Fund has a present intention of borrowing during the current year. The Quantitative Fund and the Technology Fund adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. These Funds may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by it, (ii) 5% of its total assets would be invested in any one such company, and (iii) 10% of total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE TOTAL RETURN FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

(3) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives and Policies" in the prospectus.

(4) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(6) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Invest 25% or more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Total Return Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options transactions and may engage in financial futures transactions in accordance with its respective investment objectives and policies. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds each may invest in put and call options but may not write
(sell) options. The Aggressive Growth, Quantitative and Technology Funds may write (sell) covered call options and secured put options and may purchase put and call options. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous for the Fund to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. The Aggressive Growth, Quantitative and Technology Funds may write (sell) "covered" call options on securities as long as the Fund owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Aggressive Growth, Quantitative and Technology Funds may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write (for the Quantitative and Technology Funds) or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the eligible securities that have been segregated. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the eligible securities that have been segregated.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Funds may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the credit-worthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus (for the Aggressive Growth, Quantitative and Technology Funds) a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Aggressive Growth, Quantitative and Technology Funds anticipate entering into agreements with dealers to which the Fund sells OTC options. Under these agreements either Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow either Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. The Blue Chip, Growth, Small Cap, Total Return and Value+Growth Funds may purchase, and the Aggressive Growth, Quantitative and Technology Funds may purchase and write, call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When the Aggressive Growth, Quantitative or Technology Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulations. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a forward currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. A Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. A Fund generally does not enter into a forward contract with a term longer than one year.

REPURCHASE AGREEMENTS. A Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Fund currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. The Aggressive Growth and Blue Chip Funds may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. Each Fund does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

OTHER CONSIDERATIONS--HIGH YIELD (HIGH RISK) BONDS. As reflected in the prospectus, the Total Return Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Additional information concerning high yield securities appears under "Appendix--Ratings of Fixed Income Investments."

PORTFOLIO TRANSACTIONS

BROKERAGE

Allocation of brokerage is supervised by Scudder Kemper.

The primary objective of Scudder Kemper in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. Scudder Kemper seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. Scudder Kemper reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

Each Fund's purchases and sales of fixed-income securities are generally placed by Scudder Kemper with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder Kemper's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder Kemper is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, Scudder Kemper may give consideration to those firms that have sold or are selling shares of a Fund managed by Scudder Kemper.

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper; SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to Scudder Kemper, it is the opinion of Scudder Kemper that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by Scudder Kemper's staff. Such information may be useful to Scudder Kemper in providing services to clients other than the Funds and not all such information is used by Scudder Kemper in connection with the Funds. Conversely, such information provided to Scudder Kemper by broker/dealers through whom other clients of Scudder Kemper effect securities transactions may be useful to Scudder Kemper in providing services to a Fund.

The Trustees for the Funds review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                     ALLOCATED TO FIRMS
                                          BASED ON
                                        RESEARCH IN
FUND                   FISCAL 1997      FISCAL 1997       FISCAL 1996   FISCAL 1995
----                   -----------   ------------------   -----------   -----------
Aggressive*..........  $    27,000          100%          $     N.A.    $     N.A.
Blue Chip............  $ 2,664,000           94%          $1,661,000    $  506,000
Growth...............  $11,676,000           83%          $9,535,000    $6,470,000
Quantitative.........  $    21,000           92%          $    9,000          N.A.
Small Cap............  $ 6,618,000           97%          $6,362,000    $5,975,000
Technology...........  $ 3,329,000           92%          $4,438,000    $3,504,000
Total Return.........  $ 7,170,000           76%          $6,335,000    $8,309,000
Value+Growth.........  $   142,000           85%          $   66,000    $    6,000

---------------
* For the period December 31, 1996 to September 30, 1997.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, is each Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Scudder Kemper is owned by Scudder Kemper's officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees of the Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Fund's become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to the Funds and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

Because the transaction between Scudder and Zurich resulted in the assignment of the Funds' investment management agreements with ZKI, the agreements were deemed to be automatically terminated upon consummation of the transaction. In anticipation of the transaction, however, new investment management agreements between the Funds and Scudder Kemper were approved by the Funds' Board of Trustees and shareholders. The new investment management agreements were effective as of December 31, 1997 and will be in effect for an initial term ending on the same date as would the previous investment management agreement with ZKI.

The Funds' investment management agreements are on substantially similar terms as the investment management agreements terminated by the transaction, except that Scudder Kemper is the new investment adviser to the Funds.

The current investment management fee rates paid by the Funds are in the prospectus, see "Investment Manager and Underwriter." The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

         FUND           FISCAL 1997       FISCAL 1996       FISCAL 1995
         ----           -----------       -----------       -----------
Aggressive+...........  $    37,000(1)            --                --
Blue Chip.............  $ 2,018,000        1,198,000           903,000
Growth................  $14,576,000       13,994,000        12,349,000
Quantitative..........  $    46,000           11,000(2)           N.A.
Small Cap.............  $ 3,193,000(3)     4,418,000(4)      3,273,000(5)
Technology............  $ 6,532,000        5,582,000         4,542,000
Total Return..........  $17,084,000       15,825,000        15,147,000
Value+Growth..........  $   474,000          131,000*            1,000(6)*

---------------
 + For the period December 31, 1996 (commencement of operations) to September
   30, 1997.

 * Amounts shown are after expense waiver.

(1) Fee was increased $1,000 from $36,000 base fee.

(2) For the period February 15, 1996 to November 30, 1996.

(3) Fee was decreased $2,617,000 from $5,810,000 base fee.

(4) Fee was decreased $670,000 from $5,088,000 base fee.

(5) Fee was decreased $766,000 from $4,039,000 base fee.

(6) For the period October 16, 1995 to November 30, 1995.

The Small Cap Fund pays a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Small Cap Fund will pay an additional monthly fee at an annual rate of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .30% of the average daily net assets. Conversely, the compensation payable by the Small Cap Fund will be reduced by an annual rate of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .30% of the average net assets. The total fee on an annual basis can range from .35% to .95% of average daily net assets. The Small Cap Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Small Cap Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by Scudder Kemper. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of .35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Small Cap Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares' is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The Aggressive Growth Fund pays a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index"). The Aggressive Growth Fund will pay an additional monthly fee at an annual rate of
 .02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .20% of the average daily net assets. Conversely, the compensation payable by the Aggressive Growth Fund will be reduced by an annual rate of .02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .20% of the average net assets. The total fee on an annual basis can range from .45% to .85% of average daily net assets. The Aggressive Growth Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Aggressive Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.50 (15% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by Scudder

Kemper. On the other hand, if the Index rose from 100 to 115 (15%), no incentive fee would have been payable. A rise in the Index from 100 to 125 (25%) would have resulted in the minimum monthly fee of 1/12 of .45%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Aggressive Growth Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

FUND ACCOUNTING AGENT. SFAC, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted.

                                                                                          COMMISSIONS              COMMISSIONS
                                                          COMMISSIONS RETAINED            UNDERWRITER             PAID TO KEMPER
               FUND                   FISCAL YEAR            BY UNDERWRITER            PAID TO ALL FIRMS         AFFILIATED FIRMS
               ----                   -----------         --------------------         -----------------         ----------------
Aggressive........................       1997+                  $  7,000                     111,000                    5,000
                                         1996                       N.A.                        N.A.                     N.A.
                                         1995                       N.A.                        N.A.                     N.A.
Blue Chip.........................       1997                   $124,000                   1,101,000                    7,000
                                         1996                   $ 72,000                     424,000                   11,000
                                         1995                   $ 33,000                     225,000                   29,000
Growth............................       1997                   $296,000                   1,523,000                    9,000
                                         1996                   $327,000                   2,075,000                   57,000
                                         1995                   $266,000                   2,130,000                  326,000
Quantitative......................       1997                   $  2,000                      18,000                        0
                                         1996*                  $  1,000                       5,000                        0
                                         1995                       N.A.                        N.A.                     N.A.
Small Cap.........................       1997                   $104,000                     705,000                        0
                                         1996                   $130,000                     849,000                   16,000
                                         1995                   $105,000                     798,000                  133,000
Technology........................       1997                   $181,000                     853,000                    7,000
                                         1996                   $198,000                     869,000                   37,000
                                         1995                   $116,000                     840,000                  218,000
Total Return......................       1997                   $191,000                   1,591,000                        0
                                         1996                   $225,000                   1,697,000                   79,000
                                         1995                   $206,000                   1,642,000                  218,000
Value+Growth......................       1997                   $ 40,000                     538,000                        0
                                         1996                   $ 33,000                     238,000                   15,000
                                         1995**                 $      0                      48,000                    3,000

---------------

 + For the period December 31, 1996 (commencement of operations) to September
   30, 1997.
 * For the period February 15, 1996 to November 30, 1996.
** For the period October 16, 1995 to November 30, 1995.

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan") is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C Shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                    DISTRIBUTION     CONTINGENT            TOTAL
                                     FEES PAID        DEFERRED          COMMISSIONS           COMMISSIONS
       FUND CLASS B        FISCAL    BY FUND TO    SALES CHARGES    PAID BY UNDERWRITER   PAID BY UNDERWRITER
          SHARES            YEAR    UNDERWRITER    TO UNDERWRITER        TO FIRMS         TO AFFILIATED FIRMS
       ------------        ------   ------------   --------------   -------------------   -------------------
Aggressive................ 1997+     $   13,000         11,000             122,000                    0
                            1996           N.A.           N.A.                N.A.                 N.A.
                            1995           N.A.           N.A.                N.A.                 N.A.
Blue Chip.................  1997     $  659,000        128,000           1,885,000                    0
                            1996     $  233,000         41,000             521,000                3,000
                            1995     $   59,000         29,000             183,000               25,000
Growth....................  1997     $6,426,000      1,183,000           3,193,000                    0
                            1996     $6,149,000      1,494,000           3,522,000               53,000
                            1995     $5,249,000      2,368,000           3,296,000              335,000
Quantitative..............  1997     $   13,000              0              40,000                    0
                            1996*    $    3,000              0               4,000                    0
                            1995           N.A.           N.A.                N.A.                 N.A.
Small Cap.................  1997     $1,930,000        417,000           1,308,000                    0
                            1996     $1,743,000        389,000           1,370,000               18,000
                            1995     $1,341,000        518,000           1,188,000              142,000
Technology................  1997     $  698,000        179,000           1,272,000                    0
                            1996     $  413,000        102,000             974,000               28,000
                            1995     $  168,000         56,000             654,000              151,000

                                  OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                            -----------------------------------------------------------
                            ADVERTISING                MARKETING     MISC.
       FUND CLASS B             AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
          SHARES            LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
       ------------         -----------   ----------   ---------   ---------   --------
Aggressive................      12,000       1,000         3,000      1,000      4,000

Blue Chip.................     189,000      13,000       530,000     97,000    238,000
                               117,000      10,000       232,000     76,000     85,000
                                18,000       6,000        77,000     26,000     22,000
Growth....................     563,000      39,000     1,424,000    199,000     48,000
                             1,020,000      88,000     2,049,000    284,000    188,000
                               322,000      59,000     1,872,000    239,000    277,000
Quantitative..............       3,000           0         9,000     22,000      5,000
                                 7,000       1,000        17,000      4,000      1,000
                                  N.A.        N.A.          N.A.       N.A.       N.A.
Small Cap.................     222,000      15,000       564,000     97,000    426,000
                               384,000      34,000       781,000    125,000    380,000
                               117,000      22,000       666,000     98,000    317,000
Technology................     162,000      11,000       442,000     77,000    295,000
                               309,000      28,000       572,000    121,000    191,000
                                53,000      14,000       239,000     55,000     54,000


                                    DISTRIBUTION     CONTINGENT            TOTAL
                                     FEES PAID        DEFERRED          COMMISSIONS           COMMISSIONS
       FUND CLASS B        FISCAL    BY FUND TO    SALES CHARGES    PAID BY UNDERWRITER   PAID BY UNDERWRITER
          SHARES            YEAR    UNDERWRITER    TO UNDERWRITER        TO FIRMS         TO AFFILIATED FIRMS
       ------------        ------   ------------   --------------   -------------------   -------------------
Total Return..............  1997     $8,705,000      1,382,000           3,769,000                    0
                            1996     $8,464,000      2,089,000           3,572,000               64,000
                            1995     $8,303,000      3,318,000           3,751,000              371,000
Value+....................  1997     $  195,000(a)      28,000             656,000                    0
  Growth                    1996     $   65,000          4,000             320,000               15,000
                            1995**   $    1,000              0              75,000                2,000

                                  OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                            -----------------------------------------------------------
                            ADVERTISING                MARKETING     MISC.
       FUND CLASS B             AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
          SHARES            LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
       ------------         -----------   ----------   ---------   ---------   --------
Total Return..............     517,000      36,000     1,391,000    193,000     44,000
                             1,100,000     100,000     2,139,000    344,000    438,000
                               416,000      62,000     2,277,000    277,000    809,000
Value+....................      65,000       5,000       184,000     30,000    104,000
  Growth                        88,000       7,000       160,000     41,000     40,000
                                 2,000           0         9,000      3,000      1,000

---------------
 + For the period December 31, 1996 (commencement of operations) to September 30, 1997.
 *  For the period February 15, 1996 to November 30, 1996.
**  For the period October 16, 1995 to November 30, 1995.
(a) Amounts shown after expense waiver.

                                                                          TOTAL         DISTRIBUTION
                                     DISTRIBUTION      CONTINGENT      DISTRIBUTION      FEES PAID
                                      FEES PAID         DEFERRED        FEES PAID      BY UNDERWRITER
                                       BY FUND       SALES CHARGES    BY UNDERWRITER   TO AFFILIATED
FUND CLASS C SHARES   FISCAL YEAR   TO UNDERWRITER   TO UNDERWRITER      TO FIRMS          FIRMS
-------------------   -----------   --------------   --------------   --------------   --------------
Aggressive..........     1997+         $  6,000           5,000           16,000               0
                         1996              N.A.            N.A.             N.A.            N.A.
                         1995              N.A.            N.A.             N.A.            N.A.
Blue Chip...........     1997          $ 49,000           3,000           72,000               0
                         1996          $ 12,000               0           18,000               0
                         1995          $  5,000            N.A.            5,000               0
Growth..............     1997          $110,000           1,000          123,000               0
                         1996          $ 57,000               0           73,000               0
                         1995          $ 23,000            N.A.           22,000           6,000
Quantitative........     1997          $  8,000               0            2,000               0
                         1996*         $  3,000               0                0               0
                         1995              N.A.            N.A.             N.A.            N.A.
Small Cap...........     1997          $ 62,000           2,000           63,000               0
                         1996          $ 35,000               0           42,000               0
                         1995          $ 13,000            N.A.           13,000           4,000
Technology..........     1997          $ 51,000           3,000           66,000               0
                         1996          $ 21,000           1,000           32,000               0
                         1995          $  5,000            N.A.            4,000           1,000
Total Return........     1997          $109,000           2,000          123,000               0
                         1996          $ 60,000               0           69,000               0
                         1995          $ 26,000            N.A.           25,000           5,000
Value+Growth........     1997          $  8,000(a)        1,000           20,000               0
                         1996          $  2,000               0            7,000               0
                         1995**        $      0            N.A.                0               0

                            OTHER DISTRIBUTION EXPENSES PAID BY UNDERWRITER
                      -----------------------------------------------------------
                      ADVERTISING                MARKETING     MISC.
                          AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
FUND CLASS C SHARES   LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
-------------------   -----------   ----------   ---------   ---------   --------
Aggressive..........     7,000        1,000        20,000          0       1,000
                          N.A.         N.A.          N.A.       N.A.        N.A.
                          N.A.         N.A.          N.A.       N.A.        N.A.
Blue Chip...........    26,000        2,000        52,000     18,000      12,000
                        14,000        1,000        28,000      1,000       5,000
                         3,000        1,000        13,000      8,000       2,000
Growth..............    44,000        3,000       110,000      8,000      36,000
                        48,000        4,000        89,000      8,000      18,000
                        12,000        2,000        70,000     15,000       7,000
Quantitative........         0            0             0      9,000       2,000
                         7,000            0        15,000      6,000       1,000
                          N.A.         N.A.          N.A.       N.A.        N.A.
Small Cap...........    21,000        1,000        53,000      9,000      21,000
                        30,000        3,000        60,000      3,000      11,000
                         6,000        1,000        36,000     14,000       4,000
Technology..........    24,000        2,000        66,000      2,000      19,000
                        34,000        3,000        67,000      2,000       8,000
                         4,000        1,000        19,000     10,000       2,000
Total Return........    35,000        2,000        94,000      2,000      36,000
                        49,000        4,000        97,000      5,000      20,000
                        13,000        2,000        72,000     15,000       9,000
Value+Growth........     7,000        1,000        20,000      2,000       7,000
                        13,000        1,000        23,000      8,000       3,000
                         1,000            0         1,000      1,000           0

---------------
 + For the period December 31, 1996 (commencement of operations) to September 30, 1997.
 *  For the period February 15, 1996 to November 30, 1996.
**  For the period October 16, 1995 to November 30, 1995.
(a) Amount shown after expense waiver.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of each Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are shareholders of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative services fee paid by each Fund.

                                                   ADMINISTRATIVE SERVICE FEES
                                                           PAID BY FUND                 SERVICE FEES            SERVICE FEES
                                                 --------------------------------   PAID BY ADMINISTRATOR   PAID BY ADMINISTRATOR
             FUND               FISCAL YEAR       CLASS A      CLASS B    CLASS C         TO FIRMS           TO AFFILIATED FIRMS
             ----               -----------       -------      -------    -------   ---------------------   ---------------------
Aggressive....................     1997+         $    7,000       4,000    2,000             24,000                       0
                                   1996                N.A.        N.A.     N.A.               N.A.                    N.A.
                                   1995                N.A.        N.A.     N.A.               N.A.                    N.A.
Blue Chip.....................     1997          $  598,000     220,000   16,000            886,000                       0
                                   1996          $  415,000      78,000    4,000            512,000                  15,000
                                   1995          $  361,000      19,000    2,000            386,000                  69,000
Growth........................     1997          $4,000,000   2,093,000   36,000          6,149,000                  41,000
                                   1996          $3,929,000   2,016,000   19,000          5,983,000                 138,000
                                   1995          $3,633,000   1,721,000    8,000          5,301,000                 693,000
Quantitative..................     1997          $    3,000           0    1,000              7,000                       0
                                   1996**        $    1,000       1,000    1,000              1,000                       0
                                   1995                N.A.        N.A.     N.A.               N.A.                    N.A.
Small Cap.....................     1997          $1,376,000     632,000   21,000          2,027,000                   7,000
                                   1996          $1,315,000     580,000   12,000          1,918,000                  34,000
                                   1995          $1,141,000     442,000    4,000          1,579,000                 334,000
Technology....................     1997          $1,682,000     228,000   17,000          1,955,000                       0
                                   1996          $1,460,000     138,000    7,000          1,607,000                  15,000
                                   1995          $1,187,000      56,000    2,000          1,269,000                 116,000
Total Return..................     1997          $4,683,000   2,813,000   36,000          7,603,000                  22,000
                                   1996          $4,252,000   2,772,000   20,000          7,049,000                 194,000
                                   1995          $4,047,000   2,710,000    9,000          6,685,000               1,010,000
Value+Growth..................     1997*         $   71,000      73,000    4,000            169,000                       0
                                   1996          $   22,000      25,000    2,000             57,000                   2,000
                                   1995***       $        0           0        0              5,000                       0

---------------

  + For the period December 31, 1996 (commencement of operations) to September
    30, 1997.

  * Amounts shown after expense waiver.

 ** For the period February 15, 1996 to November 30, 1996.

*** For the period October 16, 1995 to November 30, 1995.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of a Fund are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1997 fiscal year the shareholder service fees IFTC remitted to KSvC.

                                                            FEES IFTC
                                                           PAID TO KSVC
                         FUND                              ------------
Aggressive*............................................     $   13,000
Blue Chip..............................................     $  959,000
Growth.................................................     $7,398,000
Quantitative...........................................     $   10,000
Small Cap..............................................     $2,814,000
Technology.............................................     $1,091,000
Total Return...........................................     $7,212,000
Value+Growth...........................................     $  236,000

---------------
* For the period December 31, 1996 (commencement of operations) to September 30, 1997.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

PURCHASE AND REDEMPTION OF SHARES

As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares, by certain classes of persons or through certain types of transactions as described in the prospectus, are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that

(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally distributes dividends of net investment income as follows: annually for the Aggressive Growth, Quantitative, Small Cap, Technology and Value+Growth Funds; semi-annually for the Blue Chip Fund; and quarterly for the Total Return Fund. Each Fund distributes any net realized short-term and long-term capital gains at least annually. The quarterly distribution to shareholders of the Total Return Fund may include short-term capital gains.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charge were included. Total return figures for Class A shares for various periods are set forth in the tables below.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for various periods. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

                  AGGRESSIVE GROWTH FUND -- SEPTEMBER 30, 1997

                         Initial                      Income        Ending        Percentage        Ending       Percentage
        TOTAL            $10,000     Capital Gain   Dividends        Value         Increase         Value         Increase
        RETURN          Investment    Dividends     Reinvested    (adjusted)      (adjusted)     (unadjusted)   (unadjusted)
        TABLE              (1)        Reinvested       (2)            (1)             (1)            (1)            (1)
        ------          ----------   ------------   ----------    ----------      ----------     ------------   ------------

                                                                   CLASS A SHARES
Life of Fund(+)          $12,500          $0            $0          $12,500          25.0%         $13,263         32.6%

                                                                   CLASS B SHARES
Life of Fund(+)          $13,179          $0            $0          $12,779          27.8%         $13,179         31.8%

                                                                   CLASS C SHARES
Life of Fund(+)          $13,189          $0            $0          $13,089          30.9%         $13,189         31.9%

                           Dow                              Russell                U.S.
        TOTAL             Jones      Standard   Consumer    3000(R)    Lipper    Treasury
        RETURN          Industrial   & Poor's    Price      Growth     Growth      Bill
        TABLE           Average(3)    500(4)    Index(5)   Index(13)   Fund(9)   Index(8)
        ------          ----------   --------   --------   ---------   -------   --------
                                                 CLASS A SHARES
Life of Fund(+)           24.9%       29.6%       1.6%       28.8%      27.2%      2.6%
                                                 CLASS B SHARES
Life of Fund(+)           24.9%       29.6%       1.6%       28.8%      27.2%      2.6%
                                                 CLASS C SHARES
Life of Fund(+)           24.9%       29.6%       1.6%       28.8%      27.2%      2.6%

                                                                                                                         Russell
         AVERAGE ANNUAL               Fund         Fund         Fund        Dow Jones       Standard      Consumer       3000(R)
          TOTAL RETURN               Class A      Class B      Class C      Industrial      & Poor's       Price         Growth
              TABLE                  Shares       Shares       Shares       Average(3)       500(4)       Index(5)      Index(13)
         --------------              -------      -------      -------      ----------      --------      --------      ---------
Life of Fund(+)                      34.7%         38.7%        43.2%          34.6%          41.3%         2.2%          40.1%

                                                  U.S.
         AVERAGE ANNUAL            Lipper       Treasury
          TOTAL RETURN             Growth         Bill
              TABLE                Fund(9)      Index(8)
         --------------            -------      --------
Life of Fund(+)                     37.9%         3.4%

---------------

(+)  Since December 31, 1996 for Class A, B and C shares.

                       BLUE CHIP FUND -- OCTOBER 31, 1997

                        Initial                      Income                                        Ending       Percentage
        TOTAL           $10,000     Capital Gain   Dividends       Ending        Percentage        Value         Increase
       RETURN          Investment    Dividends     Reinvested       Value         Increase      (unadjusted)   (unadjusted)
        TABLE             (1)        Reinvested       (2)       (adjusted)(1)   (adjusted)(1)       (1)            (1)
       ------          ----------   ------------   ----------   -------------   -------------   ------------   ------------

                                                                  CLASS A SHARES
Life of Fund(+)         $18,513        $4,905        $9,387        $32,805          228.1%        $34,810         248.1%
Five Years               13,096         2,336         4,287         19,719           97.2          20,928         109.3
One Year                  9,719           881         1,346         11,946           19.5          12,678          26.8
Year to Date             11,247             0            52         11,299           13.0          11,985          19.9

                                                                  CLASS B SHARES
Life of Fund(++)        $14,317        $2,000        $3,008        $19,125           91.3%        $19,325          93.3%
One Year                 10,304           934         1,324         12,262           22.6          12,562          25.6
Year to Date             11,898             0             7         11,505           15.1          11,905          19.1

                                                                  CLASS C SHARES
Life of Fund(++)        $14,382        $2,002        $3,036        $     *              *%        $19,420          94.2%
One Year                 10,315           931         1,325              *              *          12,571          25.7
Year to Date             11,897             0            10         11,807           18.1          11,907          19.1

                          Dow                             Russell      Lipper       U.S.
        TOTAL            Jones      Standard   Consumer   1000(R)      Growth     Treasury
       RETURN          Industrial   & Poor's    Price      Growth    and Income     Bill
        TABLE          Average(3)    500(4)    Index(5)   Index(6)    Fund(7)     Index(8)
       ------          ----------   --------   --------   --------   ----------   --------
                                                 CLASS A SHARES
Life of Fund(+)          451.5%      432.4%      40.0%     439.0%      351.1%       72.6%
Five Years               161.4       147.1       14.0      132.8       130.4        25.8
One Year                  25.8        32.1        2.1       30.5        28.0         5.2
Year to Date              17.2        25.4        1.9       23.8        21.5         2.6
                                                 CLASS B SHARES
Life of Fund(++)         114.6%      116.9%       9.6%     120.2%       92.9%       19.9%
One Year                  25.8        32.1        2.1       30.5        28.0         5.2
Year to Date              17.2        25.4        1.9       23.8        21.5         2.6
                                                 CLASS C SHARES
Life of Fund(++)         114.6%      116.9%       9.6%     120.2%       92.9%       19.9%
One Year                  25.8        32.1        2.1       30.5        28.0         5.2
Year to Date              17.2        25.4        1.9       23.8        21.5         2.6

                                                                                                                         Russell
          AVERAGE ANNUAL               Fund         Fund         Fund        Dow Jones       Standard      Consumer      1000(R)
           TOTAL RETURN               Class A      Class B      Class C      Industrial      & Poor's       Price         Growth
              TABLE                   Shares       Shares       Shares       Average(3)       500(4)       Index(5)      Index(6)
          --------------              -------      -------      -------      ----------      --------      --------      --------
Life of Fund(+)                        12.7%           *%           *%          18.7%          18.3%         3.5%          18.5%
Life of Fund(++)                          *         20.9         21.4           25.0           25.4          2.7           26.0
Five Years                             14.5            *            *           21.2           19.8          2.7           18.4
One Year                               19.5         22.6         25.7           25.8           32.1          2.1           30.5

                                    Lipper
                                    Growth         U.S.
          AVERAGE ANNUAL              and        Treasury
           TOTAL RETURN             Income         Bill
              TABLE                 Fund(7)      Index(8)
          --------------            -------      --------
Life of Fund(+)                      16.4%         5.7%
Life of Fund(++)                     21.2          5.4
Five Years                           18.2          4.7
One Year                             28.0          5.2

---------------

 (+) Since November 23, 1987 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                       GROWTH FUND -- SEPTEMBER 30, 1997

                   Initial      Capital       Income       Ending     Percentage      Ending       Percentage
     TOTAL         $10,000        Gain      Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN       Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                      CLASS A SHARES
Life of Fund(+)    $28,916      $291,840     $134,747     $455,503     4,455.0%      $483,520       4,735.2%      3,030.1%
Ten Years           10,618        13,544        6,975       31,137       211.4         33,042         230.4         316.4
Five Years          11,138         5,109        1,921       18,168        81.7         19,278          92.8         175.5
One Year             8,472         1,936          899       11,307        13.1         11,997          20.0          37.7
Year to Date        11,170             0            0       11,170        11.7         11,854          18.5          24.9

                                                      CLASS B SHARES
Life of Fund(++)   $11,321      $  4,195     $  1,742     $ 17,058        70.6%      $ 17,258          72.6%        128.7%
One Year             8,817         2,083          968       11,604        16.0         11,868          18.7          37.7
Year to Date        11,761             0            0       11,361        13.6         11,761          17.6          24.9

                                                      CLASS C SHARES
Life of Fund(++)   $11,390      $  4,209     $  1,747     $      *           *%      $ 17,346          73.5%        128.7%
One Year             8,838         2,082          967            *           *         11,887          18.9          37.7
Year to Date        11,787             0            0       11,687        16.9         11,787          17.9          24.9

                                        Russell                U.S.
     TOTAL        Standard   Consumer   1000(R)    Lipper    Treasury
     RETURN       & Poor's    Price      Growth    Growth      Bill
     TABLE         500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
     ------       --------   --------   --------   -------   --------
                                    CLASS A SHARES
Life of Fund(+)   3,351.3%    402.2%        NA     2,788.9%   705.0%
Ten Years           295.2      40.2      292.6%      250.6     72.6
Five Years          156.8      14.1      145.3       137.7     25.8
One Year             40.4       2.2       36.3        34.6      5.2
Year to Date         29.6       1.6       28.5        25.6      2.6
                                    CLASS B SHARES
Life of Fund(++)    124.3%      9.3%     128.6%       98.6%    19.9%
One Year             40.4       2.2       36.3        34.6      5.2
Year to Date         29.6       1.6       28.5        25.6      2.6
                                    CLASS C SHARES
Life of Fund(++)    124.3%      9.3%     128.6%       98.6%    19.9%
One Year             40.4       2.2       36.3        34.6      5.2
Year to Date         29.6       1.6       28.5        25.6      2.6

                                                                         Dow                                         Russell
   AVERAGE ANNUAL            Fund          Fund          Fund           Jones          Standard       Consumer       1000(R)
    TOTAL RETURN            Class A       Class B       Class C       Industrial       & Poor's        Price          Growth
        TABLE               Shares        Shares        Shares        Average(3)        500(4)        Index(5)       Index(6)
   --------------           -------       -------       -------       ----------       --------       --------       --------
Life of Fund(+)              12.9%            *%            *%           11.6%           11.9%          5.3%             NA
Life of Fund(++)                *          17.3          17.9            28.1            27.4           2.7            28.2%
Ten Years                    12.0             *             *            15.3            14.7           3.4            14.7
Five Years                   12.7             *             *            22.5            20.8           2.7            19.7
One Year                     13.1          16.0          18.9            37.7            40.4           2.2            36.3

                                       U.S.
   AVERAGE ANNUAL      Lipper        Treasury
    TOTAL RETURN       Growth          Bill
        TABLE          Fund(9)       Index(8)
   --------------      -------       --------
Life of Fund(+)         11.3%          6.9%
Life of Fund(++)        22.8           5.6
Ten Years               13.4           5.6
Five Years              18.9           4.7
One Year                34.6           5.2

---------------

 (+) Since April 4, 1966 for Class A shares.

(++) Since May 31, 1994 for Class B and Class C shares.

                 QUANTITATIVE EQUITY FUND -- NOVEMBER 30, 1997

                       Initial      Capital       Income       Ending     Percentage      Ending       Percentage
     TOTAL             $10,000        Gain      Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN           Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE               (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------           ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                        CLASS A SHARES
Life of Fund(+)        $12,927         $0          $228       $13,155        31.6%       $13,958          39.6%         50.6%
One Year                11,042          0           195        11,237        12.4         11,925          19.3          22.2
Year to Date            11,390          0             0        11,390        13.9         12,087          20.9          23.4

                                                        CLASS B SHARES
Life of Fund(+)        $13,516         $0          $240       $13,456        34.6%       $13,756          37.6%         50.6%
One Year                11,630          0           207        11,537        15.4         11,837          18.4          22.2
Year to Date            12,011          0             0        11,611        16.1         12,011          20.1          23.4

                                                        CLASS C SHARES
Life of Fund(+)        $13,536         $0          $241       $     *           *%       $13,777          37.8%         50.6%
One Year                11,638          0           207             *           *         11,845          18.5          22.2
Year to Date            12,019          0             0        11,919        19.2         12,019          20.2          23.4

                                        Russell                U.S.
     TOTAL        Standard   Consumer   1000(R)    Lipper    Treasury
     RETURN       & Poor's    Price      Growth    Growth      Bill
     TABLE         500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
     ------       --------   --------   --------   -------   --------
                                    CLASS A SHARES
Life of Fund(+)     55.8%      4.7%       51.0%     44.5%      7.9%
One Year            28.5       1.9        26.5      23.6       5.2
Year to Date        31.1       1.9        29.0      26.0       2.6
                                    CLASS B SHARES
Life of Fund(+)     55.8%      4.7%       51.0%     44.5%      7.9%
One Year            28.5       1.9        26.5      23.6       5.2
Year to Date        31.1       1.9        29.0      26.0       2.6
                                    CLASS C SHARES
Life of Fund(+)     55.8%      4.7%       51.0%     44.5%      7.9%
One Year            28.5       1.9        26.5      23.6       5.2
Year to Date        31.1       1.9        29.0      26.0       2.6

                                                                                Dow                                      Russell
          AVERAGE ANNUAL               Fund         Fund         Fund          Jones         Standard      Consumer      1000(R)
           TOTAL RETURN               Class A      Class B      Class C      Industrial      & Poor's       Price         Growth
              TABLE                   Shares       Shares       Shares       Average(3)       500(4)       Index(5)      Index(6)
          --------------              -------      -------      -------      ----------      --------      --------      --------
Life of Fund(+)                        16.6%        18.0%        19.6%          25.7%          28.1%         2.6%          26.5%

                                                   U.S.
          AVERAGE ANNUAL            Lipper       Treasury
           TOTAL RETURN             Growth         Bill
              TABLE                 Fund(9)      Index(8)
          --------------            -------      --------
Life of Fund(+)                      22.8%         4.4%

---------------

(+)  Since February 15, 1996 for Class A, B and C shares.

                      SMALL CAP FUND -- SEPTEMBER 30, 1997

                   Initial                      Income       Ending     Percentage      Ending       Percentage
     TOTAL         $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN       Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)        Reinvested       (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
                                                                CLASS A SHARES
Life of Fund(+)    $37,607       $229,569      $70,009      $337,185     3,271.9%      $357,753       3,477.5%      2,788.1%
Ten Years           11,240         18,189        4,396        33,825       238.3         35,898         259.0         316.4
Five Years          14,327          7,554        1,007        22,888       128.9         24,283         142.8         175.5
One Year            10,725            864          121        11,710        17.1         12,429          24.3          37.7
Year to Date        12,000              0            0        12,000        20.0         12,727          27.3          24.9
                                                                CLASS B SHARES
Life of Fund(++)   $13,522       $  4,432      $   794      $ 18,548        85.5%      $ 18,748          87.5%        128.7%
One Year            11,219            933          131        11,983        19.8         12,283          22.8          37.7
Year to Date        12,607              0            0        12,207        22.1         12,607          26.1          24.9
                                                                CLASS C SHARES
Life of Fund(++)   $13,505       $  4,434      $   795      $      *           *%      $ 18,734          87.3%        128.7%
One Year            11,221            935          131             *           *         12,287          22.9          37.7
Year to Date        12,612              0            0        12,512        25.1         12,612          26.1          24.9

                                                   Russell
     TOTAL        Standard   Consumer              1000(R)
     RETURN       & Poor's    Price     Wilshire    Growth
     TABLE         500(4)    Index(5)     4500     Index(6)
     ------       --------   --------   --------   --------
                               CLASS A SHARES
Life of Fund(+)   2,763.2%    350.3%         NA        NA
Ten Years           295.2      40.2       251.3%    292.6%
Five Years          156.8      14.1       148.8     145.3
One Year             40.4       2.2        32.1      36.3
Year to Date         29.6       1.6        27.5      28.5
                               CLASS B SHARES
Life of Fund(++)    124.3%      9.3%      101.5%    128.6%
One Year             40.4       2.2        32.1      36.3
Year to Date         29.6       1.6        27.5      28.5
                               CLASS C SHARES
Life of Fund(++)    124.3%      9.3%      101.5%    128.6%
One Year             40.4       2.2        32.1      36.3
Year to Date         29.6       1.6        27.5      28.5

                                                           Dow
     AVERAGE ANNUAL        Fund      Fund      Fund       Jones      Standard   Consumer                   Russell
      TOTAL RETURN        Class A   Class B   Class C   Industrial   & Poor's    Price      Wilshire    1000(R) Growth
         TABLE            Shares    Shares    Shares    Average(3)    500(4)    Index(5)      4500         Index(6)
     --------------       -------   -------   -------   ----------   --------   --------    --------    --------------
Life of Fund(+)            13.1%        *%        *%       12.5%       12.4%      5.4%          NA             NA
Life of Fund(++)              *      20.3      20.7        28.1        27.4       2.7         23.4%          28.2%
Ten Years                  13.0         *         *        15.3        14.7       3.4         13.4           14.7
Five Years                 18.0         *         *        22.5        20.8       2.7         20.0           19.7
One Year                   17.1      19.8      22.9        37.7        40.4       2.2         32.1           36.3

---------------
 (+) Since February 20, 1969 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.
NA - Not Available.

                      TECHNOLOGY FUND -- OCTOBER 31, 1997

                   Initial                      Income       Ending     Percentage      Ending       Percentage       Dow
     TOTAL         $10,000     Capital Gain   Dividends      Value       Increase       Value         Increase       Jones
     RETURN       Investment    Dividends     Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)        Reinvested       (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ------------   ----------   ----------   ----------   ------------   ------------   ----------
CLASS A SHARES
Life of Fund(+)    $55,343      $3,623,143     $665,479    $4,343,965    43,339.7%    $4,611,214      46,012.1%     34,104.0%
Ten Years           10,521          26,801        3,488        40,810       308.1         43,309         333.1         407.2
Five Years          12,434          10,959        1,138        24,531       145.3         26,035         160.4         161.4
One Year             9,405           1,635            0        11,040        10.4         11,711          17.1          25.8
Year to Date        10,330               0            0        10,330         3.3         10,960           9.6          17.2

CLASS B SHARES
Life of Fund(++)   $12,552      $    7,134     $    971    $   20,457       104.6%    $   20,657         106.6%        114.6%
One Year             9,820           1,771            0        11,296        13.0         11,591          15.9          25.8
Year to Date        10,876               0            0        10,476         4.8         10,876           8.8          17.2

CLASS C SHARES
Life of Fund(++)   $12,652      $    7,152     $    973    $        *           *%    $   20,777         107.8%        114.6%
One Year             9,836           1,762            0             *           *         11,598          16.0          25.8
Year to Date        10,878               0            0        10,778         7.8         10,878           8.8          17.2

                                        Russell
     TOTAL        Standard   Consumer   1000(R)
     RETURN       & Poor's    Price      Growth
     TABLE         500(4)    Index(5)   Index(6)
     ------       --------   --------   --------
CLASS A SHARES
Life of Fund(+)   41,183.2%   559.6%        NA
Ten Years            387.0     40.2      392.5%
Five Years           147.1     14.0      132.8
One Year              32.1      2.1       30.5
Year to Date          25.4      1.9       23.8
CLASS B SHARES
Life of Fund(++)     116.9%     9.6%     120.2%
One Year              32.1      2.1       30.5
Year to Date          25.4      1.9       23.8
CLASS C SHARES
Life of Fund(++)     116.9%     9.6%     120.2%
One Year              32.1      2.1       30.5
Year to Date          25.4      1.9       23.8

AVERAGE ANNUAL    Fund      Fund      Fund     Dow Jones    Standard   Consumer      Russell
 TOTAL RETURN    Class A   Class B   Class C   Industrial   & Poor's    Price     1000(R) Growth
    TABLE        Shares    Shares    Shares    Average(3)    500(4)    Index(5)      Index(6)
--------------   -------   -------   -------   ----------   --------   --------   --------------
Life of
Fund(+)           13.2%        *%        *%       12.6%       13.0%      3.9%            NA
Life of
 Fund(++)            *      23.3      23.8        25.0        25.4       2.7           26.0%
Ten Years         15.1         *         *        17.6        17.2       3.4           17.3
Five Years        19.7         *         *        21.2        19.8       2.7           18.4
One Year          10.4      13.0      16.0        25.8        32.1       2.1           30.5

---------------
 (+) Since September 7, 1948 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.
NA - Not Available.

                     TOTAL RETURN FUND -- OCTOBER 31, 1997

                   Initial      Capital       Income       Ending     Percentage      Ending       Percentage       Dow
     TOTAL         $10,000        Gain      Dividends      Value       Increase       Value         Increase       Jones
     RETURN       Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                               CLASS A SHARES
Life of Fund(+)    $26,872      $169,595     $234,049     $430,516     4,205.2%      $457,048       4,470.5%      3,538.3%
Ten Years           14,765         7,446        9,220       31,431       214.3         33,342         233.4         407.2
Five Years          10,618         3,511        2,815       16,944        69.4         17,970          79.7         161.4
One Year             9,474         1,007          728       11,209        12.1         11,895          19.0          25.8
Year to Date        10,608             0          221       10,829         8.3         11,485          14.9          17.2

                                                               CLASS B SHARES
Life of Fund(++)   $12,262      $  1,918     $  1,601     $ 15,581        55.8%      $ 15,781          57.8%        114.6%
One Year            10,053         1,069          664       11,486        14.9         11,786          17.9          25.8
Year to Date        11,240             0          157       10,997        10.0         11,397          14.0          17.2

                                                               CLASS C SHARES
Life of Fund(++)   $12,272      $  1,922     $  1,645     $      *           *%      $ 15,839          58.4%        114.6%
One Year            10,053         1,068          671            *           *         11,792          17.9          25.8
Year to Date        11,239             0          161       11,300        13.0         11,400          14.0          17.2

                                        Russell
     TOTAL        Standard   Consumer   1000(R)     Lipper    Lehman Bros.
     RETURN       & Poor's    Price      Growth    Balanced   Gov't/Corp.
     TABLE         500(4)    Index(5)   Index(6)   Fund(11)    Index(12)
     ------       --------   --------   --------   --------   ------------
                                       CLASS A SHARES
Life of Fund(+)   3,978.3%    423.0%        NA     2,455.0%          *%
Ten Years           387.0      40.2      392.5%      231.5       140.9
Five Years          147.1      14.0      132.8        86.5        44.4
One Year             32.1       2.1       30.5        20.1         8.8
Year to Date         25.4       1.9       23.8        16.2         8.1
                                       CLASS B SHARES
Life of Fund(++)    116.9%      9.6%     120.2%       64.0%       33.4%
One Year             32.1       2.1       30.5        20.1         8.8
Year to Date         25.4       1.9       23.8        16.2         8.1
                                       CLASS C SHARES
Life of Fund(++)    116.9%      9.6%     120.2%       64.0%       33.4%
One Year             32.1       2.1       30.5        20.1         8.8
Year to Date         25.4       1.9       23.8        16.2         8.1

     AVERAGE
     ANNUAL         Fund      Fund      Fund     Dow Jones    Standard   Consumer      Russell        Lipper    Lehman Bros.
  TOTAL RETURN     Class A   Class B   Class C   Industrial   & Poor's    Price     1000(R) Growth   Balanced   Gov't/Corp.
      TABLE        Shares    Shares    Shares    Average(3)    500(4)    Index(5)      Index(6)      Fund(11)    Index(12)
  ------------     -------   -------   -------   ----------   --------   --------   --------------   --------   ------------
Life of Fund(+)     11.8%        *%        *%       11.3%       11.6%      5.0%            NA          10.1%           *%
Life of Fund(++)       *      13.9      14.4        25.0        25.4       2.7           26.0%         15.6          8.8
Ten Years           12.1         *         *        17.6        17.2       3.4           17.3          12.7          9.2
Five Years          11.1         *         *        21.2        19.8       2.7           18.4          13.3          7.6
One Year            12.1      14.9      17.9        25.8        32.1       2.1           30.5          20.1          8.8

---------------
 (+) Since March 2, 1964 for Class A shares.
(++) Since May 31, 1994 for Class B and Class C shares.

                     VALUE+GROWTH FUND -- NOVEMBER 30, 1997

                   Initial      Capital       Income       Ending     Percentage      Ending       Percentage
     TOTAL         $10,000        Gain      Dividends      Value       Increase       Value         Increase     Dow Jones
     RETURN       Investment   Dividends    Reinvested   (adjusted)   (adjusted)   (unadjusted)   (unadjusted)   Industrial
     TABLE           (1)       Reinvested      (2)          (1)          (1)           (1)            (1)        Average(3)
     ------       ----------   ----------   ----------   ----------   ----------   ------------   ------------   ----------
                                                      CLASS A SHARES
Life of Fund(+)    $14,503        $123         $897       $15,523        55.2%       $16,471          64.7%         71.0%
One Year            10,640          90          658        11,388        13.9         12,083          20.8          22.2
Year to Date        11,622           0            0        11,622        16.2         12,327          23.3          23.4

                                                      CLASS B SHARES
Life of Fund(+)    $15,126        $129         $945       $15,900        59.0%       $16,200          62.0%         71.0%
One Year            11,201          96          699        11,696        17.0         11,996          20.0          22.2
Year to Date        12,240           0            0        11,840        18.4         12,240          22.4          23.4

                                                      CLASS C SHARES
Life of Fund(+)    $15,126        $129         $945       $     *           *%       $16,200          62.0%         71.0%
One Year            11,191          96          699             *           *         11,986          19.9          22.2
Year to Date        12,230           0            0        12,130        21.3         12,230          22.3          23.4

                                        Russell                U.S.
     TOTAL        Standard   Consumer   1000(R)    Lipper    Treasury
     RETURN       & Poor's    Price      Growth    Growth      Bill
     TABLE         500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
     ------       --------   --------   --------   -------   --------
                                    CLASS A SHARES
Life of Fund(+)     70.9%      5.5%       66.0%     51.6%      10.7%
One Year            28.5       1.9        26.5      23.6        5.2
Year to Date        31.1       1.9        29.0      26.0        2.6
                                    CLASS B SHARES
Life of Fund(+)     70.9%      5.5%       66.0%     51.6%      10.7%
One Year            28.5       1.9        26.5      23.6        5.2
Year to Date        31.1       1.9        29.0      26.0        2.6
                                    CLASS C SHARES
Life of Fund(+)     70.9%      5.5%       66.0%     51.6%      10.7%
One Year            28.5       1.9        26.5      23.6        5.2
Year to Date        31.1       1.9        29.0      26.0        2.6

                                                    Dow                             Russell                U.S.
 AVERAGE ANNUAL     Fund      Fund      Fund       Jones      Standard   Consumer   1000(R)    Lipper    Treasury
  TOTAL RETURN     Class A   Class B   Class C   Industrial   & Poor's    Price      Growth    Growth      Bill
     TABLE         Shares    Shares    Shares    Average(3)    500(4)    Index(5)   Index(6)   Fund(9)   Index(8)
 --------------    -------   -------   -------   ----------   --------   --------   --------   -------   --------
Life of Fund(+)     22.9%     24.3%     25.4%       28.6%       28.6%      2.5%       27.5%     21.6%      4.9%

---------------
(+) Since October 16, 1995 for Class A, B and C shares.

                            FOOTNOTES FOR ALL FUNDS
 (1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares. Amounts were adjusted for Class C shares for the contingent deferred sales charge that may be imposed for periods less than one year.
 (2) Includes short-term capital gain dividends, if any.
 (3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
 (6) The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
 (7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc. The largest mutual funds within the Lipper "growth and income investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
 (8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.
 (9) The Lipper Growth Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc. The largest mutual funds within the Lipper "growth investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales changes. Source is Towers Data Systems.
(10) The Wilshire 4500 Index Trust is a capitalization-weighted index, including all of the securities in the Wilshire 5000 Index with the exception of the S&P 500 securities.
(11) The Lipper Balanced Fund Index is a net asset value weighted index of the performance of certain mutual funds tracked by Lipper Analytical Services, Inc., New York, New York. The largest mutual funds within the Lipper "balanced investment" objective category are included in the index. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.
(12) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.
(13) The Russell 3000(R) Index is an unmanaged index comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stocks trade in the U.S. This portfolio of securities represents approximately 98 percent of the investable U.S. equity market.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund, such as the Total Return Fund, to the performance of a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/ Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). See the footnotes above for a more complete description of these indexes. The Total Return Fund may invest in both equity and fixed income securities. The percentage of assets invested in each type of security will vary from time to time in the discretion of the Fund's investment manager and will not necessarily approximate the 60%/40% weighting of this hypothetical index.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1997.

--------------------------------------------------------------------------------
                       AGGRESSIVE GROWTH FUND (12/31/96)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
1996      $  0          $  0       $ 9,425        $  0         $  0      $ 9,425
1997       546             0        11,994         577            0       12,571
--------------------------------------------------------------------------------

                           BLUE CHIP FUND (11/23/87)

              DIVIDENDS
                       ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
         ANNUAL       CAPITAL                               REINVESTED
YEAR     INCOME         GAIN                   REINVESTED    CAPITAL
ENDED   DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31  REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------
1987     $    0        $    0      $ 9,519      $     0       $    0     $ 9,519
1988        339             0        8,545          342            0       8,887
1989        220             0       10,650          659            0      11,309
1990        134             0       10,776          806            0      11,582
1991        531           712       14,284        1,657          786      16,727
1992        185             0       13,949        1,810          768      16,527
1993        897           374       13,392        2,647        1,118      17,157
1994        269            27       12,472        2,733        1,068      16,273
1995      1,201           714       14,932        4,497        2,006      21,435
1996      3,027         1,993       15,517        7,743        4,112      27,372
1997      3,455           928       17,057       12,023        5,466      34,546
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              GROWTH FUND (4/4/66)

                    DIVIDENDS                  CUMULATIVE VALUE OF SHARES ACQUIRED
              ANNUAL         ANNUAL                                REINVESTED
   YEAR       INCOME      CAPITAL GAIN                REINVESTED    CAPITAL
  ENDED      DIVIDENDS     DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
  12/31     REINVESTED*    REINVESTED    INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
----------------------------------------------------------------------------------------
   1966       $     0       $     0       $ 8,920      $      0     $      0    $  8,916
   1967            75           954        13,165            77          984      14,220
   1968           121         1,278        15,103           211        2,371      17,684
   1969           242           836        12,897           410        2,862      16,168
   1970           306             0        12,137           726        2,692      15,548
   1971           313           652        13,794         1,143        3,757      18,692
   1972           280           765        13,907         1,419        4,544      19,876
   1973           322             0        11,089         1,471        3,622      16,174
   1974           384             0         7,779         1,383        2,541      11,698
   1975           368             0        10,809         2,295        3,530      16,626
   1976           376             0        13,689         3,303        4,471      21,452
   1977           383             0        13,757         3,715        4,495      21,963
   1978           661           572        15,439         4,827        5,613      25,879
   1979           852         3,998        18,775         6,772       10,900      36,439
   1980         1,097         5,842        23,439         9,656       19,407      52,502
   1981         1,053         2,201        19,253         8,955       18,257      46,465
   1982         1,364         1,691        23,346        12,515       24,081      59,942
   1983         4,257         5,471        25,476        17,849       31,659      74,984
   1984         1,772         6,113        20,973        16,409       32,242      69,624
   1985         2,313         8,923        22,822        20,376       45,166      88,364
   1986         3,785        22,963        18,803        20,481       60,930     100,214
   1987        12,643        22,692        13,065        26,916       65,975     105,956
   1988         3,977             0        13,963        32,949       70,505     117,417
   1989         2,844             0        17,907        45,201       90,420     153,528
   1990         2,898         6,132        17,495        47,095       94,866     159,456
   1991         7,496         5,963        27,552        82,490      156,017     266,059
   1992           542           542        27,009        81,412      153,492     261,913
   1993         1,631        16,494        25,552        78,674      161,958     266,184
   1994             0         3,505        23,701        72,977      153,770     250,448
   1995         8,987        24,887        27,981        95,333      206,954     330,268
   1996        30,446        65,524        24,393       113,668      246,187     384,248
   1997        37,100        24,439        24,467       152,226      272,111     448,804

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         QUANTITATIVE EQUITY (2/15/96)

                 DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
                          ANNUAL
            ANNUAL       CAPITAL                             REINVESTED
 YEAR       INCOME         GAIN                 REINVESTED     CAPITAL
 ENDED     DIVIDENDS    DIVIDENDS    INITIAL      INCOME        GAIN       TOTAL
 12/31    REINVESTED*   REINVESTED  INVESTMENT   DIVIDENDS*   DIVIDENDS    VALUE

--------------------------------------------------------------------------------
 1996        $188          $  0      $10,694        $189         $  0    $10,883
 1997         333           202       12,411         556          204     13,171

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SMALL CAP FUND (2/20/69)

               DIVIDENDS
                        ANNUAL           CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
----------------------------------------------------------------------------------
1969      $   94       $     0      $ 9,179      $    95      $      0    $  9,274
1970         172             0        8,924          275             0       9,199
1971         117           243       10,868          463           267      11,598
1972         121           634       10,925          583           890      12,398
1973         193             0        7,745          615           631       8,991
1974         197             0        4,953          585           403       5,941
1975         192             0        7,585        1,096           618       9,299
1976         162             0        9,915        1,605           808      12,328
1977         223             0       10,981        2,007           895      13,883
1978         358         1,527       11,548        2,469         2,471      16,488
1979       1,455         1,845       14,009        4,521         4,932      23,462
1980       1,770         1,232       18,670        7,745         7,771      34,186
1981         829         1,607       16,916        7,931         8,811      33,658
1982         657         1,201       20,472       10,389        12,108      42,969
1983       1,386         3,307       23,170       13,087        16,875      53,132
1984       1,082             0       20,934       12,916        15,247      49,097
1985       1,217         1,482       25,386       17,035        20,161      62,582
1986         581        11,279       24,104       16,782        30,928      71,814
1987       5,059        17,848       15,990       16,510        39,485      71,985
1988       1,062             0       16,982       18,656        41,931      77,569
1989       2,370             0       20,896       25,344        51,599      97,839
1990       1,325         6,405       18,019       23,288        51,425      92,732
1991       4,370         7,283       27,925       40,971        87,829     156,725
1992           0        12,972       25,613       37,580        93,726     156,919
1993         578         9,825       28,161       41,914       113,195     183,270
1994           0        10,437       25,566       38,053       113,583     177,202
1995       7,520        26,809       28,303       50,068       154,057     232,428
1996       2,709        19,351       29,548       55,007       180,376     264,931
1997         845        33,380       31,574       59,670       227,911     319,155

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            TECHNOLOGY FUND (9/7/48)

                 DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
                         ANNUAL
            ANNUAL       CAPITAL                        REINVESTED
   YEAR     INCOME        GAIN               REINVESTED   CAPITAL
  ENDED    DIVIDENDS    DIVIDENDS   INITIAL    INCOME      GAIN       TOTAL
  12/31   REINVESTED*   REINVESTED INVESTMENT DIVIDENDS* DIVIDENDS    VALUE

------------------------------------------------------------------------------
   1948     $      0   $      0   $10,127   $      0   $        0   $   10,127
   1949          305        112    10,907        354          125       11,386
   1950          618        510    12,490      1,046          659       14,195
   1951          722        569    13,608      1,870        1,312       16,790
   1952          700        303    15,158      2,854        1,779       19,791
   1953          812        595    14,325      3,494        2,292       20,111
   1954          962      1,308    22,406      6,656        5,050       34,112
   1955        1,129      1,681    24,367      8,426        7,310       40,103
   1956        1,286      1,973    24,873      9,890        9,466       44,229
   1957        1,362      2,109    20,485      9,344        9,912       39,741
   1958        1,356      1,883    29,557     15,178       16,404       61,139
   1959        1,430      2,771    34,283     19,144       22,002       75,429
   1960        1,591      3,018    32,615     19,858       24,191       76,664
   1961        1,498      3,620    37,426     24,332       31,506       93,264
   1962        1,482      2,766    29,367     20,530       27,753       77,650
   1963        1,686      3,388    32,152     24,207       33,809       90,168
   1964        2,026      3,949    34,220     27,804       39,936      101,960
   1965        2,279      5,209    41,983     36,626       54,459      133,068
   1966        2,421      7,556    36,878     34,531       56,060      127,469
   1967        2,347     16,506    43,123     42,726       83,106      168,955
   1968        2,661     29,453    38,354     40,541      104,411      183,306
   1969        4,067     15,134    30,970     36,388       98,699      166,057
   1970        4,576      2,306    29,156     39,278       95,450      163,884
   1971        4,307      7,228    31,519     46,839      111,044      189,402
   1972        3,573      9,256    32,320     51,550      123,411      207,281
   1973        4,092          0    26,202     45,665      100,050      171,917
   1974        5,036          0    19,704     38,853       75,239      133,796
   1975        5,503          0    26,160     57,435       99,889      183,484
   1976        5,671          0    31,983     76,277      122,122      230,382

                DIVIDENDS             CUMULATIVE VALUE OF SHARES ACQUIRED
                        ANNUAL
            ANNUAL      CAPITAL                          REINVESTED
   YEAR     INCOME       GAIN                REINVESTED   CAPITAL
  ENDED    DIVIDENDS   DIVIDENDS   INITIAL     INCOME       GAIN        TOTAL
  12/31   REINVESTED*  REINVESTED INVESTMENT  DIVIDENDS* DIVIDENDS      VALUE
------------------------------------------------------------------------------
   1977     $  6,134   $  3,081   $30,127   $ 78,198   $  118,387   $  226,712
   1978        8,346      6,127    34,852     99,253      143,347      277,452
   1979        8,825     14,677    42,911    132,292      192,861      368,064
   1980       11,331     22,789    59,831    198,060      293,649      551,540
   1981       12,949     29,973    46,878    166,926      259,055      472,859
   1982       15,945     18,664    53,122    207,300      312,576      572,998
   1983       22,078     88,219    53,165    228,712      402,902      684,779
   1984       18,122     67,505    44,050    206,394      401,017      651,461
   1985       11,304     43,186    51,561    253,748      516,719      822,028
   1986       11,483    185,857    46,920    240,583      653,079      940,582
   1987       28,099    200,645    38,481    222,331      744,271    1,005,083
   1988       25,656     56,631    36,414    236,256      763,523    1,036,193
   1989       35,011     36,281    42,828    314,484      935,927    1,293,237
   1990       25,588     29,491    41,138    327,604      930,196    1,298,939
   1991       18,709    328,427    47,131    395,051    1,432,891    1,875,073
   1992            0    216,548    41,055    344,122    1,467,648    1,852,825
   1993            0    127,584    42,953    360,038    1,666,453    2,069,449
   1994            0    304,928    41,308    346,245    1,916,846    2,304,399
   1995      164,768    336,598    49,199    591,597    2,649,098    3,289,894
   1996            0    594,714    50,496    607,192    3,305,808    3,963,496
   1997       29,776    678,228    44,805    569,410    3,631,208    4,245,423

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           TOTAL RETURN FUND (3/2/64)

            DIVIDENDS                    CUMULATIVE VALUE OF SHARES ACQUIRED
              ANNUAL         ANNUAL                                REINVESTED
   YEAR       INCOME      CAPITAL GAIN                REINVESTED    CAPITAL
  ENDED      DIVIDENDS     DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
  12/31     REINVESTED*    REINVESTED    INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------------------
   1964       $   286       $    36       $ 9,775      $    280     $     35    $ 10,090
   1965           485            75        10,249           788          113      11,150
   1966           498           133         9,337         1,195          238      10,770
   1967           528           533        10,367         1,854          821      13,042
   1968           576           934        11,552         2,685        1,869      16,106
   1969           705           186         9,608         2,880        1,734      14,222
   1970           787            91         9,977         3,851        1,899      15,727
   1971           798           308        10,806         4,991        2,382      18,179
   1972           913           475        11,102         6,040        2,937      20,079
   1973         1,095             0         9,502         6,202        2,514      18,218
   1974         1,164             0         7,370         5,841        1,950      15,161
   1975         1,251             0         9,324         8,721        2,467      20,512
   1976         1,412             0        11,920        12,712        3,153      27,785
   1977         1,580           689        11,517        13,873        3,777      29,167
   1978         1,997         2,026        11,173        15,386        5,733      32,292
   1979         2,493         3,239        12,547        19,958        9,982      42,487
   1980         3,872         2,955        15,545        29,058       15,524      60,127
   1981         2,893         2,272        14,278        29,458       16,532      60,268
   1982         4,254         2,803        15,771        37,194       21,076      74,041
   1983         8,825         3,719        16,256        47,149       25,542      88,947
   1984         4,093         1,005        15,142        48,081       24,798      87,961
   1985         5,472         2,977        17,891        62,603       32,510     113,004
   1986         6,471        12,816        18,069        69,383       45,459     132,911
   1987         5,213         3,478        16,564        67,975       45,219     129,758
   1988         7,763             0        16,991        77,756       46,384     141,131
   1989         7,619             0        19,432        96,645       53,047     169,124
   1990        10,289             0        19,029       105,091       51,947     176,067
   1991         8,001         6,055        24,999       146,974       74,795     246,768
   1992         6,616         9,754        23,957       147,512       81,449     252,918
   1993        10,120        22,863        23,578       155,228      103,420     282,226
   1994         6,437             0        20,901       143,755       91,675     256,331
   1995        12,811        11,545        24,265       179,922      118,210     322,467
   1996        23,184        34,012        23,886       200,221      150,791     374,858
   1997        31,868        39,103        23,934       232,013      190,663     446,610

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          VALUE+GROWTH FUND (10/16/95)

            DIVIDENDS                    CUMULATIVE VALUE OF SHARES ACQUIRED
              ANNUAL         ANNUAL                                REINVESTED
   YEAR       INCOME      CAPITAL GAIN                REINVESTED    CAPITAL
  ENDED      DIVIDENDS     DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
  12/31     REINVESTED*    REINVESTED    INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
--------------------------------------------------------------------------------------------
   1995        $  0           $  0        $10,030       $    0        $  0      $10,030
   1996         724             99         11,766          727         100       12,593
   1997         372            159         14,146        1,252         282       15,680

--------------------------------------------------------------------------------

* Includes short-term capital gain dividends.

The following tables compare the performance of the Class A shares of the Funds over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

AGGRESSIVE GROWTH FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                       CAPITAL APPRECIATION
                                              FUNDS
                                      ----------------------
One Year (Period ended
  12/31/97).......................          24 of 231

The Lipper Capital Appreciation Fund category includes funds which aim to maximize capital appreciation.

BLUE CHIP FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                         GROWTH & INCOME
                                              FUNDS
                                      ----------------------
Ten Year (Period ended
  12/31/97).......................          117 of 136
Five Year (Period ended
  12/31/97).......................          186 of 240
One Year (Period ended
  12/31/97).......................          361 of 611

The Lipper Growth & Income Funds category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

GROWTH FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                           GROWTH FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................          115 of 181
Five Years (Period ended
  12/31/97).......................          293 of 311
One Year (Period ended
  12/31/97).......................          709 of 820

The Lipper Growth Funds category includes funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

QUANTITATIVE FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                           GROWTH FUNDS
                                      ----------------------
One Year (Period ended
  12/31/97).......................          602 of 820

The Lipper Growth Funds category includes funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

SMALL CAP FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                        SMALL CAP COMPANY
                                           GROWTH FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................          35 of  56
Five Years (Period ended
  12/31/97).......................          85 of 138
One Year (Period ended
  12/31/97).......................          251 of 466

The Lipper Small Company Growth Fund category includes funds which by prospectus or portfolio practice limit their investments to companies on the basis of the size of the company.

TECHNOLOGY FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                            SCIENCE &
                                         TECHNOLOGY FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................           11 of 12
Five Years (Period ended
  12/31/97).......................           10 of 15
One Year (Period ended
  12/31/97).......................           31 of 57

The Lipper Science & Technology Funds category includes funds which invest 65% of their equity portfolio in science and technology stocks.

TOTAL RETURN FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                          BALANCED FUNDS
                                      ----------------------
Ten Years (Period ended
  12/31/97).......................          21 of  48
Five Years (Period ended
  12/31/97).......................          78 of 109
One Year (Period ended
  12/31/97).......................          173 of 350

The Lipper Balanced Fund category includes funds whose primary objectives are to conserve principal by maintaining at all times a balanced portfolio of both stock and bonds. Typically, the stock/bond ratio ranges around 60% to 40%.

VALUE + GROWTH FUND

                                        LIPPER MUTUAL FUND
                                       PERFORMANCE ANALYSIS
                                      ----------------------
                                         GROWTH & INCOME
                                      ----------------------
One Year (Period ended
  12/31/97).......................          449 of 611

The Lipper Growth & Income Fund category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper, the investment manager, and KDI, the principal underwriter, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

ALL FUNDS:

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee, 7515 Pelican Bay Boulevard, Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); prior thereto, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director; Bethlehem Steel Corp.

DANIEL PIERCE (3/18/34), Trustee*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider), prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Scudder Kemper.

MARK S. CASADY (9/21/60), President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

JERALD K. HARTMAN (3/1/33), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

STEVEN H. REYNOLDS (9/11/43), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President and Chief Investment
Officer -- Equities, Scudder Kemper.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, Scudder Kemper.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President, KDI.

AGGRESSIVE GROWTH FUND & SMALL CAP FUND:

KURT R. STALZER (5/1/58), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper; formerly, senior portfolio manager with an unaffiliated investment management firm.

BLUE CHIP FUND:

TRACY McCORMICK CHESTER (9/27/54), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper;

formerly, Portfolio Manager for Fiduciary Management; prior thereto, independent consultant managing private accounts.

QUANTITATIVE FUND & VALUE+GROWTH FUND:

DANIEL J. BUKOWSKI (5/6/63), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President and Director of Quantitative Research, Scudder Kemper.

TOTAL RETURN FUND:

GARY A. LANGBAUM (12/16/48), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Scudder Kemper.
---------------
* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during each Fund's 1997 fiscal year except that the information in the last column is for calendar year 1997.

                                                          AGGREGATE COMPENSATION FROM FUND
                                                   ----------------------------------------------
                                                                    BLUE
                 NAME OF TRUSTEE                   AGGRESSIVE(A)    CHIP    GROWTH   QUANTITATIVE
                 ---------------                   -------------    ----    ------   ------------
David W. Belin*..................................      $  0        $3,400   $9,400       $800
Lewis A. Burnham.................................      $  0        $2,300   $5,200       $500
Donald L. Dunaway*...............................      $  0        $3,700   $9,300       $900
Robert B. Hoffman................................      $  0        $2,300   $5,200       $500
Donald R. Jones..................................      $  0        $2,400   $5,600       $500
Shirley D. Peterson..............................      $  0        $2,200   $5,300       $500
William P. Sommers...............................      $  0        $2,200   $5,100       $500

                                                                                        TOTAL COMPENSATION
                                                    AGGREGATE COMPENSATION FROM FUND      FROM FUND AND
                                                   ----------------------------------      KEMPER FUND
                                                   SMALL              TOTAL    VALUE+        COMPLEX
                 NAME OF TRUSTEE                    CAP      TECH    RETURN    GROWTH   PAID TO TRUSTEES**
                 ---------------                   -----     ----    ------    ------   ------------------
David W. Belin*..................................  $6,500   $7,400   $10,100   $1,500        $168,100
Lewis A. Burnham.................................  $3,800   $4,000   $ 5,600   $1,000        $117,800
Donald L. Dunaway*...............................  $6,400   $7,000   $ 9,800   $1,700        $162,700
Robert B. Hoffman................................  $3,800   $4,000   $ 5,600   $1,000        $109,400
Donald R. Jones..................................  $4,000   $4,100   $ 5,800   $1,000        $114,200
Shirley D. Peterson..............................  $3,700   $3,900   $ 5,400   $1,000        $114,000
William P. Sommers...............................  $3,600   $3,800   $ 5,300   $1,000        $109,400

---------------

(a) No compensation for services as fee schedule not established. It is anticipated that a fee schedule will be established in the future.

 * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred amounts and interest accrued through each Fund's fiscal year are $0, $15,600, $65,900, $800, $42,600, $57,700, $77,500 and
    $1,500 for Mr. Belin and $0, $14,600, $44,400, $900, $26,700, $34,900,
    $50,200 and $1,700 for Mr. Dunaway for the Aggressive, Blue Chip, Growth, Quantitative, Small Cap, Technology, Total Return and Value+Growth Funds, respectively.

** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper funds with 46 fund portfolios.

As of January 7, 1998, except for Steven H. Reynolds, who beneficially owned
2.01 percent of the Aggressive Growth Fund, and William M. Knapp, who beneficially owned 1.31 percent of the Quantitative Fund, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated in the chart below.

        NAME AND ADDRESS          % OWNED          FUND          CLASS
        ----------------          -------          ----          -----
 ** Scudder Kemper Investments,    23.86       Quantitative        A
    Inc. .......................
    Accounting Department
    222 S. Riverside Plaza
    Chicago, IL 60606
  * NFSC........................    6.32       Aggressive          A
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
 ** Scudder Kemper Investments,    32.62       Quantitative        B
    Inc. .......................
    Accounting Department
    222 S. Riverside Plaza
    Chicago, IL 60606
  * BHC Securities, Inc. .......    5.31       Quantitative        B
    One Commerce Square
    2005 Market Street
    Suite 1200
    Philadelphia, PA 19103
  * NFSC........................    6.25       Aggressive          B
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
  * PaineWebber.................    9.45       Aggressive          B
    Mutual Fund Department
    1000 Harbor Blvd.
    8th Floor
    Weehawken, NJ 07087-6727
  * BHC Securities, Inc. .......    5.50       Aggressive          B
    One Commerce Square
    2005 Market Street
    Suite 1200
    Philadelphia, PA 19103

        NAME AND ADDRESS          % OWNED          FUND          CLASS
        ----------------          -------          ----          -----
  * Edward D. Jones & Co. ......    6.58       Technology          C
    201 Progress Parkway
    Maryland Hts, MO 63043-3009
  * MLPFSS......................    5.11       Small Cap           C
    4800 Deer Lake Dr. East
    3rd Floor
    Jacksonville, FL 32246
 ** Scudder Kemper Investments,    72.01       Quantitative        C
    Inc. .......................
    Accounting Department
    222 S. Riverside Plaza
    Chicago, IL 60606
 ** John E. Susong..............    8.10       Quantitative        C
    7181 Chagrin Rd.
    Chagrin Falls, OH 44023
  * NFSC........................    9.53       Aggressive          C
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
  * PaineWebber.................    5.46       Aggressive          C
    Mutual Fund Department
    1000 Harbor Blvd.
    8th Floor
    Weehawken, NJ 07087-6727
  * PaineWebber FBO.............    8.79       Aggressive          C
    Michael Sequall
    13835 North 107th Street
    Longmont, CO 80501
 ** Wolf C. Neumann, M.D. ......    5.18       Aggressive          C
    3400 Goltingen
    Karl - Grueneklee - STR 4C
    Germany
  * NFSC........................    5.21       Value+Growth        C
    One World Financial Center
    200 Liberty Street, 4th
    Floor
    New York, NY 10281-1003
    BT Alex Brown Incorporated..    9.89       Value+Growth        C
    P.O. Box 1346
    Baltimore, MD 21203

        NAME AND ADDRESS          % OWNED          FUND          CLASS
        ----------------          -------          ----          -----
    Scudder Kemper Retirement     100           Technology        I
    Plans.......................  100           Total Return      I
    222 S. Riverside Plaza        100           Growth            I
    Chicago, IL 60606             100           Small Cap         I
                                  100           Quantitative      I
                                  100           Blue Chip         I

---------------
 * Record and beneficial owner.
** Record owner only.

SHAREHOLDER RIGHTS

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

                 APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PORTFOLIO OF INVESTMENTS

                                                                       EXHIBIT C

FINANCIAL STATEMENTS FOR THE BLUE CHIP FUND

KEMPER BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS                                                           NUMBER OF SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------------
    BASIC INDUSTRIES--6.2%                   Bowater, Inc.                                  120,000        $  6,713
                                             Imperial Chemical Industries, PLC              140,000          10,176
                                             Monsanto Co.                                   120,000           6,345
                                             PPG Industries                                 140,000           9,896
                                             Weyerhaeuser Co.                                75,000           4,322
                                             --------------------------------------------------------------------------
                                                                                                             37,452
-----------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--9.5%                      Corning, Inc.                                  160,000           6,400
                                             Emerson Electric Co.                            80,900           5,147
                                             General Electric Co.                           100,400           8,547
                                             General Motors Corp.--Class H                  165,000           9,116
                                             Raytheon Co.                                   149,368           8,243
                                             Sundstrand Corp.                                85,000           5,870
                                             Textron, Inc.                                  120,000           9,390
                                             U.S. Industries                                175,000           4,747
                                             --------------------------------------------------------------------------
                                                                                                             57,460
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--11.6%             (a)CBS Corp.                                      200,000           7,125
                                          (a)Consolidated Stores Corp.                      190,000           7,600
                                             J.C. Penney, Inc.                              100,000           7,106
                                             May Department Stores Co.                      111,700           6,890
                                          (a)Mirage Resorts, Inc.                           220,000           4,854
                                             Newell Co.
                                              common stock                                  105,000           5,073
                                              convertible preferred                          62,000           3,550
                                          (a)Proffitt's, Inc.                               150,000           5,963
                                             R.R. Donnelley & Sons Co.                      199,000           8,768
                                          (a)Univision Communications, Inc.                 176,900           6,777
                                             Walt Disney Co.                                 50,000           6,216
                                             --------------------------------------------------------------------------
                                                                                                             69,922
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER DURABLES--4.4%                  Federal-Mogul Corp.
                                               common stock                                  40,000           2,588
                                               convertible preferred                         80,000           5,750
                                             Goodyear Tire & Rubber Co.                     113,200           7,924
                                             Stanley Works                                  198,500          10,161
                                             --------------------------------------------------------------------------
                                                                                                             26,423
-----------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--6.9%                   Dial Corp.                                     341,500           8,324
                                             H.J. Heinz Co.                                  80,000           4,360
                                             International Flavors & Fragrances             100,000           4,894
                                             Kimberly-Clark Corp.                           135,000           6,851
                                             McCormick & Co.                                270,000           9,248
                                          (a)MGM Grand                                      143,200           4,833
                                             Procter & Gamble Co.                            39,000           3,205
                                             --------------------------------------------------------------------------
                                                                                                             41,715

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
    ENERGY--9.1%                             Atlantic Richfield Co.                         110,000        $  8,580
                                             Chevron Corp.                                   90,000           7,442
                                             Enron Corp.                                    160,000           7,870
                                             Exxon Corp.                                     75,000           5,470
                                             Halliburton Co.                                 60,000           3,300
                                             Mobil Corp.                                    112,600           8,895
                                             Texaco                                         140,000           8,610
                                             Unocal Corp.                                   111,000           4,544
                                             --------------------------------------------------------------------------
                                                                                                             54,711
-----------------------------------------------------------------------------------------------------------------------
    FINANCE--18.3%                           American Express Co.                            22,000           2,244
                                             American General Corp.                         155,000          10,327
                                             AmSouth Bancorporation                          60,000           3,742
                                             Beneficial Corp.                                20,000           2,608
                                             Boston Properties Inc.                         158,600           5,244
                                             CIGNA Corp.                                     56,200          11,630
                                             Compass Bancshares                              99,200           4,811
                                             Equity Residential Properties Trust             70,000           3,439
                                             Federal National Mortgage Association           75,000           4,491
                                             First Chicago NBD Corp.                         30,000           2,786
                                             Fleet Financial Group, Inc.                     28,800           2,488
                                             General Growth Properties, Inc.                 84,800           3,042
                                             Jefferson-Pilot Corp.                          165,000           9,683
                                             KeyCorp                                        115,000           4,564
                                             Lincoln National Corp.                          70,000           6,217
                                             Mellon Bank Corp.                               45,000           3,240
                                             NationsBank                                     50,000           3,788
                                             Summit Bancorp                                  50,000           2,506
                                             Torchmark Corp.                                230,000          10,249
                                             Travelers Group                                 50,000           3,059
                                             Washington Mutual, Inc.                         85,400           5,983
                                             Wells Fargo & Co.                               10,000           3,685
                                             --------------------------------------------------------------------------
                                                                                                            109,826
-----------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--8.9%                        ALZA Corp.                                      40,000           1,917
                                             Abbott Laboratories                             85,000           6,216
                                             American Home Products Corp.                   105,000           9,778
                                             Baxter International, Inc.                     145,000           8,038
                                             Bristol-Myers Squibb Co.                        57,000           6,035
                                          (a)Crescendo Pharmaceutical Corp.                   6,182              77
                                          (a)HEALTHSOUTH Corp.                              155,000           4,679
                                             McKesson Corp.
                                               common stock                                  20,000           1,414
                                               convertible preferred                         30,000           2,929
                                             Schering-Plough Corp.                           90,200           7,227
                                          (a)Wellpoint Health Networks                       68,100           4,912
                                             --------------------------------------------------------------------------
                                                                                                             53,222

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF SHARES                                              VALUE
-----------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--13.1%                        Alcatel Alsthom                                195,000        $  7,069
                                          (a)Cadence Design Systems                         100,000           3,631
                                          (a)Cisco Systems                                   45,000           3,296
                                             Computer Sciences Corp.                         60,000           3,165
                                          (a)Gartner Group                                  130,000           4,306
                                             Harris Corp.                                   110,000           5,321
                                             Hewlett-Packard Co.                            155,000          11,673
                                             International Business Machines Corp.          100,000          11,588
                                             Motorola                                       105,000           5,841
                                          (a)Seagate Technology                             100,000           2,669
                                          (a)Sterling Commerce, Inc.                         75,000           3,192
                                          (a)Sun Microsystems                               200,400           8,254
                                          (a)Teradyne, Inc.                                  65,000           2,373
                                             Texas Instruments                              100,000           6,406
                                             --------------------------------------------------------------------------
                                                                                                             78,784
-----------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--3.8%                     CSX Corp.                                      140,000           7,350
                                             Canadian Pacific, Ltd.                         175,000           5,152
                                             Norfolk Southern Corp.                         160,000           5,350
                                             Union Pacific Corp., convertible
                                               preferred                                     95,000           5,011
                                             --------------------------------------------------------------------------
                                                                                                             22,863
-----------------------------------------------------------------------------------------------------------------------
    UTILITIES--5.9%                          AT&T                                            65,000           3,904
                                             Ameritech Corp.                                114,000           4,852
                                             Cincinnati Bell, Inc.                          309,100          11,823
                                             SBC Communications, Inc.                       127,000           5,263
                                             Sprint Corp.                                    65,000           4,440
                                          (a)WorldCom, Inc.                                 125,000           5,348
                                             --------------------------------------------------------------------------
                                                                                                             35,630
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--97.7%
                                             (Cost: $514,634)                                               588,008
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
       CONVERTIBLE CORPORATE OBLIGATION                                                     PRINCIPAL
                                                                                             AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
    HEALTH CARE--.8%                         ALZA Corp., 5.00%, 2006
                                             (Cost: $3,196)                                  $3,200           4,392
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.49% to 5.64%
    INSTRUMENT--2.3%                         Due--May 1998
                                             (Cost: $13,974)                                 14,000          13,975
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--100.8%
                                             (Cost: $531,804)                                               606,375
                                             --------------------------------------------------------------------------
                                             LIABILITIES, LESS CASH AND OTHER ASSETS--(.8)%                  (4,590)
                                             --------------------------------------------------------------------------
                                             NET ASSETS--100%                                              $601,785
                                             --------------------------------------------------------------------------



--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $531,804,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $79,475,000, the gross unrealized depreciation was $4,904,000 and the net unrealized appreciation on investments was $74,571,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $531,804)                                                $606,375
------------------------------------------------------------------------
Cash                                                               2,016
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 3,501
------------------------------------------------------------------------
  Fund shares sold                                                   480
------------------------------------------------------------------------
  Dividends and interest                                             700
------------------------------------------------------------------------
    TOTAL ASSETS                                                 613,072
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           10,127
------------------------------------------------------------------------
  Fund shares redeemed                                               335
------------------------------------------------------------------------
  Management fee                                                     280
------------------------------------------------------------------------
  Distribution services fee                                          120
------------------------------------------------------------------------
  Administrative services fee                                        125
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             267
------------------------------------------------------------------------
  Trustees' fees                                                      33
------------------------------------------------------------------------
    Total liabilities                                             11,287
------------------------------------------------------------------------
NET ASSETS                                                      $601,785
------------------------------------------------------------------------


------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $483,227
------------------------------------------------------------------------
Undistributed net realized gain on investments                    42,598
------------------------------------------------------------------------
Net unrealized appreciation on investments                        74,571
------------------------------------------------------------------------
Undistributed net investment income                                1,389
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $601,785
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($400,737 / 21,993 shares outstanding)                          $18.22
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $19.33
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($175,428 / 9,668 shares outstanding)                           $18.15
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($18,788 / 1,029 shares outstanding)                            $18.25
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($6,832 / 374 shares outstanding)                               $18.26
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 4,246
-----------------------------------------------------------------------
  Interest                                                          809
-----------------------------------------------------------------------
    Total investment income                                       5,055
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,471
-----------------------------------------------------------------------
  Distribution services fee                                         613
-----------------------------------------------------------------------
  Administrative services fee                                       612
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            997
-----------------------------------------------------------------------
  Professional fees                                                  11
-----------------------------------------------------------------------
  Reports to shareholders                                           106
-----------------------------------------------------------------------
  Trustees' fees and other                                           66
-----------------------------------------------------------------------
    Total expenses                                                3,876
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,179
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                      42,764
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           40,696
-----------------------------------------------------------------------
Net gain on investments                                          83,460
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $84,639
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED              YEAR ENDED
                                                                APRIL 30, 1998         OCTOBER 31,
                                                                 (UNAUDITED)              1997
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                            $  1,179                2,978
--------------------------------------------------------------------------------------------------
  Net realized gain                                                  42,764               56,879
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              40,696               14,551
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 84,639               74,408
--------------------------------------------------------------------------------------------------
Net equalization credits                                                 89                  209
--------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (1,759)              (2,968)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain                               (57,273)             (48,419)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (59,032)             (51,387)
--------------------------------------------------------------------------------------------------
Net increase from capital share transactions                        129,198              167,489
--------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        154,894              190,719
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------

Beginning of period                                                 446,891              256,172
--------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,389 and $1,880, respectively)                                   $601,785              446,891
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and
                             redeemed on a continuous basis at net asset value
                             (plus an initial sales charge on most sales of
                             Class A shares). Proceeds payable on redemption of
                             Class B and Class C shares will be reduced by the
                             amount of any applicable contingent deferred sales
                             charge. On each day the New York Stock Exchange is
                             open for trading, the net asset value per share is
                             determined as of the earlier of 3:00 p.m. Chicago
                             time or the close of the Exchange. The net asset
                             value per share is determined separately for each
C-6                          class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,471,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                    COMMISSIONS    COMMISSIONS
                                                                                    RETAINED BY   ALLOWED BY KDI
                                                                                        KDI          TO FIRMS
                                                                                    -----------   --------------
                             Six months ended April 30, 1998                     $94,000        800,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of

NOTES TO FINANCIAL STATEMENTS


                             Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC        DISTRIBUTION FEES PAID
                                                                  RECEIVED BY KDI       BY KDI TO FIRMS
                                                                 -----------------   ----------------------
                              Six months ended April 30, 1998           $748,000              $1,277,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                          ASF PAID BY     ASF PAID BY
                                                                        THE FUND TO KDI   KDI TO FIRMS
                                                                        ---------------   ------------
                              Six months ended April 30, 1998                $612,000          636,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $782,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $503,615

                             Proceeds from sales                         415,211

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 1998                   OCTOBER 31, 1997
                                                              ---------------------             ----------------------
                                                              SHARES         AMOUNT             SHARES          AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ---------------------------------------------------------------------------------
                                        Class A                 6,161       $ 110,120             6,618       $  112,272
                                       ---------------------------------------------------------------------------------
                                        Class B                 3,039          52,693             5,184           87,500
                                       ---------------------------------------------------------------------------------
                                        Class C                   520           9,142               580            9,803
                                       ---------------------------------------------------------------------------------
                                        Class I                   192           3,403               407            7,030
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ---------------------------------------------------------------------------------
                                        Class A                 2,373          37,892             2,615           38,297
                                       ---------------------------------------------------------------------------------
                                        Class B                   978          16,011               716           10,448
                                       ---------------------------------------------------------------------------------
                                        Class C                    88           1,411                40              586
                                       ---------------------------------------------------------------------------------
                                        Class I                    48             756                 1               23
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ---------------------------------------------------------------------------------
                                        Class A                (4,262)        (75,004)           (3,646)         (61,114)
                                       ---------------------------------------------------------------------------------
                                        Class B                (1,041)        (21,446)           (1,845)         (31,843)
                                       ---------------------------------------------------------------------------------
                                        Class C                  (179)         (3,127)             (201)          (3,375)
                                       ---------------------------------------------------------------------------------
                                        Class I                  (154)         (2,653)             (121)          (2,138)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ---------------------------------------------------------------------------------
                                        Class A                   318           5,504               209            3,585
                                       ---------------------------------------------------------------------------------
                                        Class B                  (319)         (5,504)             (210)          (3,585)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ 129,198                         $  167,489
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -----------------------------------------------
                                                                CLASS A
                                           -----------------------------------------------
                                           SIX MONTHS         YEAR ENDED OCTOBER 31,
                                           ENDED APRIL   ---------------------------------
                                            30, 1998     1997    1996    1995    1994
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.68      17.14   14.87   12.33   13.88
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .07        .18     .22     .19     .19
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.75       3.70    3.45    2.57    (.71)
------------------------------------------------------------------------------------------
Total from investment operations               2.82       3.88    3.67    2.76    (.52)
------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .09        .21     .20     .20     .19
------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19       3.13    1.20     .02     .84
------------------------------------------------------------------------------------------
Total dividends                                2.28       3.34    1.40     .22    1.03
------------------------------------------------------------------------------------------
Net asset value, end of period               $18.22      17.68   17.14   14.87   12.33
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.78%     26.78   26.72   22.74   (3.82)
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                       1.20%      1.19    1.26    1.30    1.48
------------------------------------------------------------------------------------------
Net investment income                           .73%      1.07    1.40    1.47    1.50
------------------------------------------------------------------------------------------

                                         ----------------------------------------------------
                                                                   CLASS B
                                         ----------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                           SIX MONTHS                              MAY 31 TO
                                         ENDED APRIL 30,                          OCTOBER 31,
                                             1998        1997    1996    1995         1994
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.61      17.09   14.82   12.29       12.30
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.02)       .04     .10     .09         .06
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.76       3.67    3.45    2.56        (.01)
---------------------------------------------------------------------------------------------
Total from investment operations               2.74       3.71    3.55    2.65         .05
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .01        .06     .08     .10         .06
---------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19       3.13    1.20     .02          --
---------------------------------------------------------------------------------------------
Total dividends                                2.20       3.19    1.28     .12         .06
---------------------------------------------------------------------------------------------
Net asset value, end of period               $18.15      17.61   17.09   14.82       12.29
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.30%     25.62   25.82   21.76         .42
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       2.08%      2.06    2.08    2.06        2.43
---------------------------------------------------------------------------------------------
Net investment income (loss)                   (.15)%      .20     .58     .71         .33
---------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------------------------------
                                                               CLASS C
                                           ------------------------------------------------
                                           SIX MONTHS    YEAR ENDED OCTOBER 31,   MAY 31,
                                             ENDED      -----------------------     TO
                                           APRIL 30,                            OCTOBER 31,
                                              1998      1997    1996    1995       1994
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.69     17.15   14.88   12.32      12.30
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.01)      .03     .10     .07        .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.78      3.71    3.45    2.62       (.01)
-------------------------------------------------------------------------------------------
Total from investment operations               2.77      3.74    3.55    2.69        .08
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .02       .07     .08     .11        .06
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          2.19      3.13    1.20     .02         --
-------------------------------------------------------------------------------------------
Total dividends                                2.21      3.20    1.28     .13        .06
-------------------------------------------------------------------------------------------
Net asset value, end of period               $18.25     17.69   17.15   14.88      12.32
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 17.37%    25.71   25.75   22.04        .67
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       2.03%     2.00    2.05    2.01       2.33
-------------------------------------------------------------------------------------------
Net investment income (loss)                   (.10)%     .26     .61     .76        .43
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                           CLASS I
                                           ----------------------------------------
                                           SIX MONTHS                  NOVEMBER 22,
                                              ENDED      YEAR ENDED      1995 TO
                                            APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                              1998          1997           1996

-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period         $17.72         17.18         15.30
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .11           .32           .36
-----------------------------------------------------------------------------------
  Net realized and unrealized gain             2.76          3.58          2.96
-----------------------------------------------------------------------------------
Total from investment operations               2.87          3.90          3.32
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .14           .23           .24
-----------------------------------------------------------------------------------
  Distribution from net realized gain          2.19          3.13          1.20
-----------------------------------------------------------------------------------
Total dividends                                2.33          3.36          1.44
-----------------------------------------------------------------------------------
Net asset value, end of period               $18.26         17.72         17.18
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 18.07%        26.89         21.89
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------
Expenses                                        .73%          .70          1.31
-----------------------------------------------------------------------------------
Net investment income                          1.20%         1.56          1.33



-----------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                YEAR ENDED OCTOBER 31,
                                            APRIL 30,    ------------------------------------------
                                              1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $601,785     446,891   256,172   168,266   153,172
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                           157%        183       166       117       131
---------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended April
30, 1998 and the years ended October 31, 1997 and 1996 were $.0585, $.0593 and $.0560, respectively.
---------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended April 30, 1998 is unaudited.

PORTFOLIO OF INVESTMENTS

KEMPER BLUE CHIP FUND
Portfolio of Investments at October 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS                                                                       NUMBER OF SHARES     VALUE
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.8%                       Betz Dearborn, Inc.                                 68,700       $  4,405
                                             Canon, Inc.                                          1,000             24
                                             Cementos Mexicanos, S.A. de C.V., "B," ADR          14,000             61
                                             PPG Industries, Inc.                                85,000          4,813
                                             Rentokil Initial, PLC                               22,000             89
                                             RPM, Inc.                                          160,000          3,000
                                             -------------------------------------------------------------------------
                                                                                                                12,392
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.8%                          Emerson Electric Co.                                65,900          3,456
                                             GM Corp.                                            70,000          4,428
                                             General Electric Co.                                50,400          3,254
                                             Matsushita Electric Industrial Co., Ltd.             3,500             59
                                             Murata Manufacturing                                 1,200             49
                                             Raytheon Co.                                        85,000          4,611
                                             Sundstrand Corp.                                   110,000          5,981
                                             Technip, S.A.                                          704             75
                                             United Technologies Corp.                           40,000          2,800
                                             U.S. Industries                                    120,000          3,225
                                             York International Corp.                            50,000          2,281
                                             -------------------------------------------------------------------------
                                                                                                                30,219
----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--10.9%                 (a)Clear Channel Communication                         55,000          3,630
                                             Dillard Department Stores                          105,000          4,029
                                             Evergreen Media Corp., convertible preferred        17,500          1,078
                                             R.R. Donnelley & Sons Co.                          184,000          6,003
                                             Harcourt General                                   130,000          6,508
                                             Hudson's Bay Co.                                     4,100             94
                                             May Department Stores Co.                          166,700          8,981
                                             Meredith Corp.                                      45,000          1,533
                                             J.C. Penney, Inc.                                  115,000          6,749
                                             Sony Corp.                                             500             42
                                             Time Warner, Inc.                                   85,000          4,903
                                          (a)Toys R Us                                          150,000          5,109
                                             -------------------------------------------------------------------------
                                                                                                                48,659
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%                      Honda Motor Co., Ltd.                                1,000             34
                                             Stanley Works                                      148,500          6,274
                                             -------------------------------------------------------------------------
                                                                                                                 6,308

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.9%                      CPC International                                   25,000       $  2,475
                                             Dial Corp.                                         185,000          3,122
                                             General Mills, Inc.                                 45,000          2,970
                                             Gillette Co.                                        30,000          2,672
                                             H.J. Heinz Co.                                     100,000          4,644
                                             International Flavors & Fragrances                 145,000          7,014
                                             Kimberly-Clark Corp.                                90,000          4,674
                                          (a)MGM Grand                                           70,000          3,071
                                             McCormick & Co.                                     38,900            972
                                             PepsiCo                                            130,000          4,786
                                             Philip Morris Co.                                   53,000          2,100
                                             Procter & Gamble Co.                                39,000          2,652
                                             Seagram Co.                                         90,000          3,032
                                          (a)Tricon Global Restaurants, Inc.                     13,000            394
                                             Unilever N.V., ADR                                  78,000          4,163
                                             Whitman Corp.                                      105,000          2,756
                                             Wm. Wrigley Jr. Co.                                 26,400          1,911
                                             -------------------------------------------------------------------------
                                                                                                                53,408
----------------------------------------------------------------------------------------------------------------------
ENERGY--7.6%                                 AMOCO Corp.                                         25,000          2,292
                                             Baker Hughes, Inc.                                 100,000          4,594
                                             British Petroleum, PLC                               6,504             96
                                             Chevron Corp.                                       50,000          4,147
                                             Exxon Corp.                                         55,000          3,379
                                             MCN Corp., convertible preferred                    40,000          2,215
                                             Mobil Corp.                                        112,600          8,199
                                             Petro-Canada                                         6,000            121
                                             Unocal Corp.                                       161,000          6,641
                                          (a)Western Atlas                                       25,000          2,155
                                             -------------------------------------------------------------------------
                                                                                                                33,839
----------------------------------------------------------------------------------------------------------------------
FINANCE--19.0%                               American Express Co.                                42,000          3,276
                                             American General Corp.                             175,000          8,925
                                             Banc One Corp.                                      86,000          4,483
                                             Banco Santander, S.A.                                1,950             55
                                             BankAmerica Corp.                                   21,000          1,502
                                             Bank of Ireland                                     11,484            145
                                             Beneficial Corp.                                    80,000          6,135
                                             CITIC Pacific, Ltd.                                 11,000             53
                                             Federal National Mortgage Association               55,000          2,664
                                             First Union Corp.                                  110,900          5,441
                                             Fleet Financial Group, Inc.                         60,000          3,859
                                             General Growth Properties, Inc.                     70,000          2,415
                                             General RE Corp.                                    15,000          2,958
                                             Highwood Properties, Inc.                          110,000          3,795
                                             HSBC Holdings, PLC                                   1,600             36
                                             ING Groep, N.V.                                      3,010            126
                                             Jefferson-Pilot Corp.
                                               common stock                                      80,000          6,185
                                               convertible preferred                              9,000            954
                                             KeyCorp                                             50,000          3,059
                                             Mid Ocean, Ltd.                                     68,000          4,412
                                             Morgan Stanley, Dean Witter Discover & Co.          85,000          4,165
                                             NationsBank                                         70,000          4,191
                                             PNC Bank Corp.                                     100,000          4,750
                                             Safeco Corp.                                       130,000          6,191
                                             Summit Bancorp                                      30,000          1,281
                                             U.S. Bancorp                                        17,500          1,780
                                             Wilmington Trust Corp.                              40,000          2,230
                                             -------------------------------------------------------------------------
                                                                                                                85,066

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES   VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--11.3%                           ALZA Corp.                                          80,000       $  2,085
                                             Abbott Laboratories                                 90,000          5,518
                                             American Home Products                             140,000         10,378
                                             Baxter International, Inc.                          85,000          3,931
                                             Bristol-Myers Squibb Co.                            80,000          7,020
                                          (a)British Bio-Technology Group                        17,000             29
                                          (a)Crescendo Pharmaceutical Corp.                       6,181             70
                                          (a)HealthCare COMPARE Corp.                            36,000          1,935
                                          (a)HEALTHSOUTH Corp.                                  155,000          3,962
                                             McKesson Corp.
                                               common stock                                      27,500          2,951
                                               convertible preferred                             30,000          2,280
                                             Perkin-Elmer Corp.                                  32,000          2,000
                                             Roche Holdings, A.G., rights                             9             79
                                          (a)Tenet Healthcare Corp.                             153,200          4,682
                                             United Healthcare Corp.                             75,000          3,473
                                             -------------------------------------------------------------------------
                                                                                                                50,393
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.2%                            AMP, Inc.                                          122,500          5,513
                                          (a)Analog Devices, Inc.                               100,000          3,056
                                          (a)Cadence Design Systems                              30,600          1,629
                                          (a)Cisco Systems                                       55,000          4,512
                                             Computer Associates International                   27,000          2,013
                                          (a)Computer Sciences Corp.                             30,000          2,128
                                             Diebold Corp.                                       95,000          4,186
                                             L.M. Ericsson Telephone Co., "B"                     2,459            108
                                          (a)Gartner Group                                       55,000          1,554
                                             Harris Corp.                                       124,200          5,418
                                             Hewlett-Packard Co.                                 90,000          5,552
                                             Intel Corp.                                         14,000          1,078
                                             International Business Machines Corp.               60,000          5,884
                                          (a)National Semiconductor Corp.                        60,000          2,160
                                          (a)Oracle Corp.                                        79,000          2,827
                                             Pitney Bowes                                        50,000          3,966
                                          (a)Sun Microsystems                                    80,400          2,754
                                             -------------------------------------------------------------------------
                                                                                                                54,338
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.5%                         CSX Corp.                                          155,000          8,477
                                             Canadian Pacific, Ltd.                             175,000          5,217
                                             Norfolk Southern Corp.                             210,000          6,746
                                             -------------------------------------------------------------------------
                                                                                                                20,440
----------------------------------------------------------------------------------------------------------------------
UTILITIES--4.4%                              AirTouch Communications, convertible
                                               preferred                                         40,000          2,400
                                             Ameritech Corp.                                     77,000          5,005
                                             AT &T                                               80,000          3,915
                                             SBC Communications, Inc.                           131,000          8,335
                                          (a)Telecom Italia, SpA                                  6,450             40
                                             Telefonica de Espana, S.A.                           3,100             85
                                             -------------------------------------------------------------------------
                                                                                                                19,780
                                             -------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--92.8%
                                             (Cost: $380,687)                                                  414,842
                                             -------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
     CONVERTIBLE CORPORATE OBLIGATIONS                                                           AMOUNT     VALUE
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--.7%                             ALZA Corp., 5.00%, 2006                            $ 3,000       $  2,895
                                             -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.6%                              Kent Electronics Corp., 4.50%, 2004                  2,940          2,800
                                             -------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE OBLIGATIONS--1.3%
                                             (Cost: $5,975)                                                      5,695
                                             -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                 Yield--4.89% to 5.82%
INSTRUMENTS--7.0%                            Due--November and December, 1997
                                             American Honda Finance Corp.                         6,500          6,480
                                             ConAgra                                             12,500         12,462
                                             Sanwa Business Credit Corp.                          4,600          4,597
                                             Other                                                7,700          7,695
                                             -------------------------------------------------------------------------
                                             TOTAL MONEY MARKET INSTRUMENTS--7.0%
                                             (Cost: $31,234)                                                    31,234
                                             -------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--101.1%
                                             (Cost: $417,896)                                                  451,771
                                             -------------------------------------------------------------------------
                                             LIABILITIES, LESS OTHER ASSETS--(1.1%)                             (4,880)
                                             -------------------------------------------------------------------------
                                             NET ASSETS--100%                                                 $446,891
                                             -------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $417,896,000 for federal income tax purposes at October 31, 1997, the gross unrealized appreciation was $39,184,000, the gross unrealized depreciation was $5,309,000 and the net unrealized appreciation on investments was $33,875,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $417,896)                                                $451,771
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                20,592
------------------------------------------------------------------------
  Fund shares sold                                                 2,238
------------------------------------------------------------------------
  Dividends and interest                                             654
------------------------------------------------------------------------
    TOTAL ASSETS                                                 475,255
------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     1,237
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           26,004
------------------------------------------------------------------------
  Fund shares redeemed                                               497
------------------------------------------------------------------------
  Management fee                                                     219
------------------------------------------------------------------------
  Distribution services fee                                           95
------------------------------------------------------------------------
  Administrative services fee                                         88
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             194
------------------------------------------------------------------------
  Trustees' fees                                                      30
------------------------------------------------------------------------
    Total liabilities                                             28,364
------------------------------------------------------------------------
NET ASSETS                                                      $446,891
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $354,029
------------------------------------------------------------------------
Undistributed net realized gain on investments                    57,107
------------------------------------------------------------------------
Net unrealized appreciation on investments                        33,875
------------------------------------------------------------------------
Undistributed net investment income                                1,880
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $446,891
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($307,726 / 17,403 shares outstanding)                          $17.68
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $18.76
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($123,449 / 7,011 shares outstanding)                           $17.61
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($10,609 / 600 shares outstanding)                              $17.69
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($5,107 / 288 shares outstanding)                               $17.72
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended October 31, 1997

(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $ 6,320
-----------------------------------------------------------------------
  Interest                                                        1,687
-----------------------------------------------------------------------
    Total investment income                                       8,007
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,018
-----------------------------------------------------------------------
  Distribution services fee                                         708
-----------------------------------------------------------------------
  Administrative services fee                                       834
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,325
-----------------------------------------------------------------------
  Professional fees                                                  40
-----------------------------------------------------------------------
  Reports to shareholders                                            85
-----------------------------------------------------------------------
  Trustees' fees and other                                           19
-----------------------------------------------------------------------
    Total expenses                                                5,029
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             2,978
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                          56,879
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           14,551
-----------------------------------------------------------------------
Net gain on investments                                          71,430
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $74,408
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  2,978              2,620
-------------------------------------------------------------------------------------------
  Net realized gain                                               56,879             48,809
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           14,551             (3,487)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              74,408             47,942
-------------------------------------------------------------------------------------------
Net equalization credits                                             209                 36
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (2,968)            (2,271)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (48,419)           (13,966)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (51,387)           (16,237)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                     167,489             56,165
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     190,719             87,906
-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                256,172            168,266
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$1,880 and $1,663, respectively)                                $446,891            256,172
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

 NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,018,000 for the year ended October 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                  COMMISSIONS
                                                                            COMMISSIONS         ALLOWED BY ZKDI
                                                                            RETAINED BY   ----------------------------
                                                                               ZKDI       TO ALL FIRMS   TO AFFILIATES
                                                                            -----------   ------------   -------------
                                       Year ended October 31, 1997           $124,000      1,101,000         7,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES
                                                                                AND CDSC           COMMISSIONS AND
                                                                               RECEIVED BY      DISTRIBUTION FEES PAID
                                                                                  ZKDI             BY ZKDI TO FIRMS
                                                                            -----------------   ----------------------
                                       Year ended October 31, 1997              $839,000              1,957,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in

NOTES TO FINANCIAL STATEMENTS

                             turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                          ASF PAID BY       ASF PAID BY
                                                                       THE FUND TO ZKDI    ZKDI TO FIRMS
                                                                       -----------------   -------------
                             Year ended October 31, 1997                   $834,000           886,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $959,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $17,000 to independent trustees.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $747,839

                             Proceeds from sales                         639,687

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                YEAR ENDED OCTOBER 31,
                                                                 --------1997---------           --------1996--------
                                                                 SHARES        AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                   6,618       $112,272            2,996       $46,627
                                       ------------------------------------------------------------------------------
                                        Class B                   5,184         87,500            3,136        49,419
                                       ------------------------------------------------------------------------------
                                        Class C                     580          9,803              168         2,667
                                       ------------------------------------------------------------------------------
                                        Class I                     407          7,030                3            39
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                   2,615         38,297              976        13,750
                                       ------------------------------------------------------------------------------
                                        Class B                     716         10,448              110         1,543
                                       ------------------------------------------------------------------------------
                                        Class C                      40            586                6            80
                                       ------------------------------------------------------------------------------
                                        Class I                       1             23               --            --
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                  (3,646)       (61,114)          (2,753)      (42,327)
                                       ------------------------------------------------------------------------------
                                        Class B                  (1,845)       (31,843)            (956)      (14,819)
                                       ------------------------------------------------------------------------------
                                        Class C                    (201)        (3,375)             (51)         (785)
                                       ------------------------------------------------------------------------------
                                        Class I                    (121)        (2,138)              (2)          (29)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                     209          3,585               70         1,055
                                       ------------------------------------------------------------------------------
                                        Class B                    (210)        (3,585)             (70)       (1,055)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE TRANSACTIONS       $167,489                        $56,165
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                    ------------------------------------------
                                                                     CLASS A
                                                    ------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                    ------------------------------------------
                                                     1997    1996    1995    1994    1993
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $17.14   14.87   12.33   13.88   12.72
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .18     .22     .19     .19     .18
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.70    3.45    2.57    (.71)   1.13
----------------------------------------------------------------------------------------------
Total from investment operations                      3.88    3.67    2.76    (.52)   1.31
----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .21     .20     .20     .19     .15
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                 3.13    1.20     .02     .84      --
----------------------------------------------------------------------------------------------
Total dividends                                       3.34    1.40     .22    1.03     .15
----------------------------------------------------------------------------------------------
Net asset value, end of year                        $17.68   17.14   14.87   12.33   13.88
----------------------------------------------------------------------------------------------
TOTAL RETURN                                         26.78%  26.72   22.74   (3.82)  10.35
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Expenses                                              1.19%   1.26    1.30    1.48    1.25
----------------------------------------------------------------------------------------------
Net investment income                                 1.07%   1.40    1.47    1.50    1.28
----------------------------------------------------------------------------------------------

                                                    ------------------------------------------
                                                                       CLASS B
                                                    ------------------------------------------
                                                         YEAR ENDED            MAY 31 TO
                                                         OCTOBER 31,           OCTOBER 31,
                                                     1997    1996    1995         1994
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                $17.09   14.82   12.29         12.30
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .04     .10     .09           .06
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             3.67    3.45    2.56          (.01)
----------------------------------------------------------------------------------------------
Total from investment operations                      3.71    3.55    2.65           .05
----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .06     .08     .10           .06
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                 3.13    1.20     .02            --
----------------------------------------------------------------------------------------------
Total dividends                                       3.19    1.28     .12           .06
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.61   17.09   14.82         12.29
----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        25.62%  25.82   21.76           .42
----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------
Expenses                                              2.06%   2.08    2.06          2.43
----------------------------------------------------------------------------------------------
Net investment income                                  .20%    .58     .71           .33
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                              ------------------------------------   -----------------------------------
                                                          CLASS C                                CLASS I
                                              ------------------------------------   -----------------------------------
                                                YEAR ENDED            MAY 31, TO          YEAR ENDED    NOVEMBER 22,1995
                                                OCTOBER 31,           OCTOBER 31,         OCTOBER 31,     TO OCTOBER 31,
                                              ------------------------------------   -----------------------------------
                                               1997    1996    1995       1994               1997              1996
------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $17.15   14.88   12.32         12.30         17.18                   15.30
----------------------------------------------------------------------------------   -----------------------------------
Income from investment operations:
  Net investment income                          .03     .10     .07           .09           .32                     .36
----------------------------------------------------------------------------------   -----------------------------------
  Net realized and unrealized gain (loss)       3.71    3.45    2.62          (.01)         3.58                    2.96
----------------------------------------------------------------------------------   -----------------------------------
Total from investment operations                3.74    3.55    2.69           .08          3.90                    3.32
----------------------------------------------------------------------------------   -----------------------------------
Less dividends:
  Distribution from net investment income        .07     .08     .11           .06           .23                     .24
----------------------------------------------------------------------------------   -----------------------------------
  Distribution from net realized gain           3.13    1.20     .02            --          3.13                    1.20
----------------------------------------------------------------------------------   -----------------------------------
Total dividends                                 3.20    1.28     .13           .06          3.36                    1.44
----------------------------------------------------------------------------------   -----------------------------------
Net asset value, end of period                $17.69   17.15   14.88         12.32         17.72                   17.18
----------------------------------------------------------------------------------   -----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  25.71%  25.75   22.04           .67         26.89                   21.89
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                        2.00%   2.05    2.01          2.33           .70                    1.31
----------------------------------------------------------------------------------   -----------------------------------
Net investment income                            .26%    .61     .76           .43          1.56                    1.33
----------------------------------------------------------------------------------   -----------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                      ------------------------------------------------
                                                        1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $446,891   256,172   168,266   153,172   196,327
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    183%      166       117       131       222
------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0593 and $.0587, respectively.

NOTE: Total return does not reflect the effect of any sales charges.

FINANCIAL STATEMENTS FOR Q.E. FUND                                     EXHIBIT D
----------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
COMMON STOCKS                                                            NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.0%
                               Ecolab                                               5,000   $   154
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.4%
                               American Standard Companies                          3,500       169
                               General Electric Co.                                 3,900       325
                               Tyco International, Ltd.                             1,500        83
                            (a)U.S. Filter Corp.                                    4,600       140
                            (a)USA Waste Services                                   2,537       120
                               --------------------------------------------------------------------
                                                                                                837
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.8%
                            (a)Apollo Group, Inc.                                   2,250        72
                            (a)AutoZone                                             4,900       163
                               Carnival Corp.                                       4,500       305
                            (a)Consolidated Stores Corp.                            3,000       115
                               Deluxe Corp.                                         2,000        67
                               Dillard Department Stores                            1,700        72
                            (a)Jones Apparel Group                                  2,000       127
                               Lowe's Companies, Inc.                               2,000       158
                            (a)MGM Grand                                            6,800       226
                               NIKE                                                 4,850       223
                            (a)Nine West Group                                      9,000       254
                            (a)Payless ShoeSource, Inc.                             2,000       140
                            (a)Tommy Hilfiger Corp.                                 4,000       269
                               Walt Disney Co.                                      2,100       238
                               --------------------------------------------------------------------
                                                                                              2,429
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.6%
                               HON Industries, Inc.                                 4,500       144
                               Magna International, Inc., "A"                       1,500       106
                               --------------------------------------------------------------------
                                                                                                250
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--12.4%
                               American Greetings Corp.                             5,400       256
                               Avon Products                                        2,000       164
                               ConAgra, Inc.                                        3,000        88
                               General Nutrition                                    4,000       126
                               Newell Co.                                           3,000       145
                               PepsiCo                                              4,000       163
                               Procter & Gamble Co.                                 2,900       243
                            (a)Smithfield Foods, Inc.                               4,000       108
                               Tupperware Corp.                                     3,000        81
                               Universal Corp.                                      6,600       248
                               UST, Inc.                                           10,800       288
                               --------------------------------------------------------------------
                                                                                              1,910
---------------------------------------------------------------------------------------------------
ENERGY--3.9%
                               Cooper Cameron Corp.                                 3,700       220
                               R & B Falcon Corp.                                   2,500        72
                            (a)Rowan Companies, Inc.                                5,500       141
                               Smith International                                  3,300       162
                               --------------------------------------------------------------------
                                                                                                595
---------------------------------------------------------------------------------------------------
FINANCE--13.6%
                               Ambac Financial Group, Inc.                          1,500        82
                               American General Corp.                               2,000       134
                               BB & T Corp.                                         2,000       132
                               Bear Stearns Cos.                                    3,000       163
                               Community First Bankshares                           6,000       146
                               Federal National Mortgage Association                3,600       216
                               Hibernia Corp.                                       9,000       189
                               ITT Hartford Group                                     700        77
                               Jefferson-Pilot Corp.                                2,550       146
                               MGIC Investment Corp.                                1,800       108
                               Merrill Lynch & Co.                                  1,200       107
                               Morgan Stanley, Dean Witter, Discover & Co.          2,500       195

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                         NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------
                               NationsBank                                          2,000   $   151
                               Republic NY Corp.                                      300        39
                               Safeco Corp.                                         1,100        51
                               Torchmark Corp.                                      1,500        64
                               Travelers Group                                      1,500        91
                               --------------------------------------------------------------------
                                                                                              2,091
---------------------------------------------------------------------------------------------------
HEALTH CARE--17.4%
                            (a)ALZA Corp.                                           9,200       445
                               American Home Products Corp.                         3,800       184
                               Astra AB, ADR                                       11,466       232
                               Bergen Brunswig Corp.                                5,000       207
                               First Health Group Corp.                             3,700       210
                               McKesson Corp.                                       3,000       234
                               Merck & Co.                                          2,900       339
                               R.P. Scherer Corp.                                   2,200       182
                               Schering-Plough Corp.                                2,000       167
                               Stryker Corp.                                        6,000       245
                               United Healthcare Corp.                              3,600       230
                               --------------------------------------------------------------------
                                                                                              2,675
---------------------------------------------------------------------------------------------------
TECHNOLOGY--20.1%
                               Analog Devices                                       3,000        74
                            (a)Applied Materials, Inc.                              7,500       240
                               Bay Networks                                         4,500       125
                               Cadence Design Systems                               4,500       159
                            (a)Cisco Systems                                        6,300       476
                               Compaq Computer Corp.                               12,400       339
                            (a)Computer Sciences Corp.                              2,000       104
                               Linear Technology Corp.                              2,100       147
                            (a)Microchip Technology                                 5,400       132
                               National Semiconductor Corp.                         7,500       122
                            (a)Novellus Systems                                     3,500       132
                               Parametric Technology Corp.                          4,400       135
                            (a)Quantum Corp.                                       11,000       241
                               Reynolds & Reynolds Co.                              8,800       184
                            (a)Sun Microsystems                                     6,600       264
                               Teradyne, Inc.                                       7,000       215
                               --------------------------------------------------------------------
                                                                                              3,089
---------------------------------------------------------------------------------------------------
UTILITIES--3.2%
                            (a)WorldCom, Inc.                                      10,700       487
                               --------------------------------------------------------------------
                               TOTAL COMMON STOCKS--94.4%
                               (Cost: $12,228)                                               14,517
                               --------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

 MONEY MARKET                                                                   PRINCIPAL
 INSTRUMENTS--2.3%                                                               AMOUNT     VALUE
-------------------------------------------------------------------------------------------------
                               Yield--4.74% to 5.57%
                               Due--June and July 1998
                               (Cost: $350)                                        $350       350
                               ------------------------------------------------------------------
                               TOTAL INVESTMENTS--96.7%
                               (Cost: $12,578)                                             14,867
                               ------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--3.3%                  513
                               ------------------------------------------------------------------
                               NET ASSETS--100%                                           $15,380
                               ------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $12,578,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $2,737,000, the gross unrealized depreciation was $448,000 and the net unrealized appreciation on investments was $2,289,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $12,578)                           $14,867
-------------------------------------------------
Cash                                          457
-------------------------------------------------
Receivable for:
  Investments sold                            586
-------------------------------------------------
  Fund shares sold                             25
-------------------------------------------------
  Dividends                                    10
-------------------------------------------------
    TOTAL ASSETS                           15,945
-------------------------------------------------

-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------

Payable for:
  Investments purchased                       535
-------------------------------------------------
  Management fee                                7
-------------------------------------------------
  Distribution services fee                     4
-------------------------------------------------
  Administrative services fee                   1
-------------------------------------------------
  Trustees' fees and other                     18
-------------------------------------------------
    Total liabilities                         565
-------------------------------------------------
NET ASSETS                                $15,380
-------------------------------------------------

-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------

Paid-in capital                           $12,891
-------------------------------------------------
Undistributed net realized gain on
investments                                   200
-------------------------------------------------
Net unrealized appreciation on
investments                                 2,289
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $15,380
-------------------------------------------------

-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price
  per share ($6,250/450 shares
  outstanding)                             $13.88
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $14.73
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($4,517/332 shares
  outstanding)                             $13.60
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share ($1,585/116 shares
  outstanding)                             $13.63
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($3,028/217 shares outstanding)          $13.94
-------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------
Dividends                                 $   67
------------------------------------------------
Interest                                      22
------------------------------------------------
    Total investment income                   89
------------------------------------------------
Expenses:
  Management fee                              40
------------------------------------------------
  Distribution services fee                   19
------------------------------------------------
  Administrative services fee                  3
------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            16
------------------------------------------------
  Professional fees                            6
------------------------------------------------
  Reports to shareholders                     20
------------------------------------------------
  Registration fees                            2
------------------------------------------------
  Trustees' fees and other                    10
------------------------------------------------
    Total expenses                           116
------------------------------------------------
NET INVESTMENT LOSS                          (27)
------------------------------------------------

------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------

  Net realized gain on sales of
  investments                                 48
------------------------------------------------
  Net realized gain from futures
  transactions                               152
------------------------------------------------
    Net realized gain                        200
------------------------------------------------
  Change in net unrealized appreciation
  on investments                           1,177
------------------------------------------------
Net gain on investments                    1,377
------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,350
------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)


                                          SIX MONTHS
                                            ENDED           YEAR ENDED
                                         MAY 31, 1998      NOVEMBER 30,
                                          (UNAUDITED)           1997
---------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
  Net investment loss                    $      (27)                   (46)
---------------------------------------------------------------------------
  Net realized gain                             200                     501
---------------------------------------------------------------------------
  Change in net unrealized appreciation       1,177                     680
---------------------------------------------------------------------------
Net increase in net assets resulting
from operations                               1,350                   1,135
---------------------------------------------------------------------------
Distribution from net realized gain            (466)                   (78)
---------------------------------------------------------------------------
Net increase from capital share
transactions                                  3,279                   5,564
---------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                  4,163                   6,621
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------
Beginning of period                          11,217                   4,596
---------------------------------------------------------------------------
END OF PERIOD                            $   15,380                  11,217
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF THE
   FUND Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m.

NOTES TO FINANCIAL STATEMENTS

                             Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------

3  TRANSACTIONS
   WITH AFFILIATES           MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $40,000 for the six months ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                        COMMISSIONS    COMMISSIONS ALLOWED
                                                                      RETAINED BY KDI    BY KDI TO FIRMS
                                                                      ---------------  -------------------
                             Six months ended May 31, 1998            $      3,000             28,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                      DISTRIBUTION FEES     COMMISSIONS AND
                                                                          AND CDSC       DISTRIBUTION FEES PAID
                                                                       RECEIVED BY KDI      BY KDI TO FIRMS
                                                                      -----------------  ----------------------
                             Six months ended May 31, 1998            $        21,000                56,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY    ASF PAID BY
                                                                      THE FUND TO KDI  KDI TO FIRMS
                                                                      ---------------  ------------
                             Six months ended May 31, 1998            $      3,000          10,000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $9,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.
--------------------------------------------------------------------------------

4  INVESTMENT
   TRANSACTIONS              For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $7,023

                             Proceeds from sales                           4,943

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                           SIX MONTHS      YEAR ENDED
                                             ENDED        NOVEMBER 30,
                                          MAY 31, 1998        1997
                                         --------------  ---------------
                                         SHARES  AMOUNT  SHARES  AMOUNT
------------------------------------------------------------------------
 SHARES SOLD
------------------------------------------------------------------------
 Class A                                   183  $2,494     140   $1,750
------------------------------------------------------------------------
 Class B                                   128   1,708     137    1,715
------------------------------------------------------------------------
 Class C                                    20     264      55      647
------------------------------------------------------------------------
 Class I                                    75   1,005     450    5,443
------------------------------------------------------------------------
------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
------------------------------------------------------------------------
 Class A                                    12     154       3       30
------------------------------------------------------------------------
 Class B                                     9     114       2       19
------------------------------------------------------------------------
 Class C                                     4      53       1       14
------------------------------------------------------------------------
 Class I                                    11     137       1       15
------------------------------------------------------------------------
------------------------------------------------------------------------
 SHARES REDEEMED
------------------------------------------------------------------------
 Class A                                   (37)   (502)    (11)    (147)
------------------------------------------------------------------------
 Class B                                   (16)   (217)    (27)    (341)
------------------------------------------------------------------------
 Class C                                    (8)   (101)    (36)    (425)
------------------------------------------------------------------------
 Class I                                  (131) (1,830)   (265)  (3,156)
------------------------------------------------------------------------
------------------------------------------------------------------------
 CONVERSION OF SHARES
------------------------------------------------------------------------
 Class A                                     2      26       1       12
------------------------------------------------------------------------
 Class B                                    (2)    (26)     (1)     (12)
------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE
 TRANSACTIONS                                   $3,279           $5,564
------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6  FINANCIAL FUTURES
   CONTRACTS                 The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the fund and the broker as the market value of the futures contract fluctuates. At May 31, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures was $50,000. The Fund also had liquid assets in excess of the face amount of open futures contracts. At May 31, 1998, the following futures contracts were owned by the Fund.


                                                                      CONTRACT            EXPIRATION  GAIN AT
                             TYPE                                      AMOUNT   POSITION    MONTH     5/31/98
                             --------------------------------------------------------------------------------
                             S&P 500 Index                            $542,000    Long     June '98   $3,000
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                         ------------------------------------------    -------------------------------------------
                                                           CLASS A                                       CLASS B
                                         ------------------------------------------    -------------------------------------------
                                         SIX MONTHS        YEAR         FEBRUARY 15    SIX MONTHS        YEAR        FEBRUARY 15
                                            ENDED          ENDED            TO            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,      MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997            1996           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    13.03           11.12            9.50         12.84           11.04            9.50
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            --            (.03)             --          (.02)           (.08)           (.04)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.38            2.13            1.62          1.31            2.07            1.58
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.38            2.10            1.62          1.29            1.99            1.54
----------------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                          .53             .19              --           .53             .19              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    13.88           13.03           11.12         13.60           12.84           11.04
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.09%          19.25           17.05         10.54           18.37           16.21
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                       1.48%           1.45            1.48          2.28            2.27            2.32
----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                            (.21)%          (.36)           (.16)        (1.01)          (1.18)          (1.00)
----------------------------------------------------------------------------------------------------------------------------------

                                         ------------------------------------------    -------------------------------------------
                                                           CLASS C                                       CLASS I
                                         ------------------------------------------    -------------------------------------------
                                         SIX MONTHS        YEAR         FEBRUARY 15    SIX MONTHS        YEAR        SEPTEMBER 9
                                            ENDED          ENDED            TO            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,      MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997            1996           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    12.86           11.05            9.50         13.08           11.14            9.67
----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.03)           (.11)           (.04)          .01            (.01)             --
----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             1.33            2.11            1.59          1.38            2.14            1.47
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               1.30            2.00            1.55          1.39            2.13            1.47
----------------------------------------------------------------------------------------------------------------------------------
Less distribution from net realized
  gain                                          .53             .19              --           .53             .19              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    13.63           12.86           11.05         13.94           13.08           11.14
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.60%          18.45           16.32         11.13           19.48           15.20
----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(a)
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                       2.14%           2.16            2.33          1.12            1.26            1.08
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   (.87)%         (1.07)          (1.01)          .15            (.17)           (.05)
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------

                                         SIX MONTHS        YEAR        FEBRUARY 15
                                            ENDED          ENDED           TO
                                           MAY 31,     NOVEMBER 30,    NOVEMBER 30,
                                            1998           1997           1996
------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   15,380          11,217           4,596
------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             68%             84              72
------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

KEMPER QUANTITATIVE EQUITY FUND

Portfolio of Investments at November 30, 1997
(DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares     Value
---------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--1.8%

                               Crown Cork & Seal Co.                                2,000   $    98
                               Ferro Corp.                                          2,700       103
                               --------------------------------------------------------------------
                                                                                                201
---------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.1%
                               B.F. Goodrich Co.                                    2,300       102
                               Emerson Electric Co.                                   800        44
                               General Electric Co.                                 3,400       251
                            (a)U.S. Filter Corp.                                    4,600       144
                            (a)USA Waste Services                                   4,305       142
                               --------------------------------------------------------------------
                                                                                                683
---------------------------------------------------------------------------------------------------
COMMUNICATIONS--6.2%
                            (a)3Com Corp.                                           7,375       267
                            (a)Ascend Communications, Inc.                          3,200        80
                            (a)Cisco Systems                                        4,000       345
                               --------------------------------------------------------------------
                                                                                                692
---------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.7%
                            (a)AutoZone                                             4,900       147
                               Carnival Corp.                                       4,500       243
                            (a)Consolidated Stores Corp.                            3,000       146
                               Home Depot                                             800        45
                            (a)MGM Grand                                            5,000       196
                               NIKE                                                 3,350       163
                               Sears, Roebuck & Co.                                 2,100        96
                            (a)Tommy Hilfiger Corp.                                 5,000       196
                               Tricon Global Restaurants, Inc.                        350        12
                               Walt Disney Co.                                      3,100       294
                               --------------------------------------------------------------------
                                                                                              1,538
---------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.4%
                               Leggett & Platt Inc.                                 1,500        64
                               Magna International, Inc., "A"                       1,500        95
                               --------------------------------------------------------------------
                                                                                                159
---------------------------------------------------------------------------------------------------
CONSUMER STAPLES--15.2%
                               American Greetings Corp.                             5,400       198
                               Clorox Co.                                           1,000        78
                               Dillard Department Stores                            1,200        44
                               Kimberly-Clark Corp.                                 1,100        57
                               McDonald's Corp.                                     2,700       131
                               Newell Co.                                           3,500       143
                               PepsiCo                                              4,000       147
                               Philip Morris Cos.                                  10,300       448
                               Procter & Gamble Co.                                 1,600       122
                               UST, Inc.                                           10,800       333
                               --------------------------------------------------------------------
                                                                                              1,701
---------------------------------------------------------------------------------------------------
FINANCE--12.8%
                               American General Corp.                               2,000       108
                               Banc One Corp.                                       1,000        51
                               BB & T Corp.                                         1,500        82
                               Bear Stearns Cos.                                    3,000       125
                               Dean Witter Discover                                 2,500       136
                               Federal National Mortgage Association                3,600       190
                               First Chicago NBD Corp.                              1,500       117
                               ITT Hartford Group                                     700        59
                               Jefferson-Pilot Corp.                                1,700       130
                               Merrill Lynch & Co.                                  1,200        84
                               MGIC Investment Corp.                                1,800       105
                               NationsBank                                          2,000       120
                               Republic NY Corp.                                      300        33
                               Safeco Corp.                                         1,100        54
                               Torchmark Corp.                                      1,000        41
                               --------------------------------------------------------------------
                                                                                              1,435


--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------
                                                                                   Number
                                                                                     of
 Common stocks                                                                     shares     Value
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
HEALTH CARE--17.8%
                               Abbott Laboratories                                  3,300   $   215
                               ALZA Corp.                                           9,200       246
                               American Home Products Corp.                         2,400       168
                               Astra AB, ADR                                       11,466       195
                            (a)Biogen                                               3,200       112
                               Crescendo Pharmaceuticals Corp.                        350         4
                            (a)HealthCare COMPARE Corp.                             3,700       193
                               Johnson & Johnson                                    2,000       126
                               Mallinckrodt Group                                   5,300       196
                               Merck & Co.                                          2,900       274
                               Novartis, ADR                                        1,000        80
                               United Healthcare Corp.                              3,600       187
                               --------------------------------------------------------------------
                                                                                              1,996
---------------------------------------------------------------------------------------------------
PERSONAL COMPUTING--5.0%
                            (a)Compaq Computer Corp.                                4,300       268
                            (a)Quantum Corp.                                        4,000       107
                            (a)Seagate Technology                                   4,000        91
                            (a)Western Digital Corp.                                4,600        93
                               --------------------------------------------------------------------
                                                                                                559
---------------------------------------------------------------------------------------------------
TECHNOLOGY--16.1%
                            (a)Applied Materials, Inc.                              5,000       165
                            (a)Atmel Corp.                                          5,000       112
                            (a)Computer Sciences Corp.                              3,000       238
                               Diebold                                              2,900       134
                               Intel Corp.                                          5,500       427
                               Linear Technology Corp.                              1,200        77
                            (a)Microchip Technology                                 1,400        49
                            (a)Novellus Systems                                     2,700       102
                            (a)Parametric Technology Corp.                          2,200       111
                               Reynolds & Reynolds Co.                              8,800       168
                            (a)Sun Microsystems                                     6,100       220
                               --------------------------------------------------------------------
                                                                                              1,803
---------------------------------------------------------------------------------------------------
TRANSPORTATION--.9%
                               Canadian National Railway Co.                        2,000       103
                               --------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
UTILITIES--3.0%
                            (a)WorldCom, Inc.                                      10,700       342
                               --------------------------------------------------------------------
                               TOTAL COMMON STOCKS--100%
                               (Cost: $10,100)                                               11,212
                               --------------------------------------------------------------------




------------------------------------------------------------------------------------------------
                                                                                   Principal
                                                                                   amount   Value
------------------------------------------------------------------------------------------------

MONEY MARKET
INSTRUMENT--.2%
                               Yield--5.20%
                               Due--January 1998
                               (Cost: $25)                                         $25        25
                               -----------------------------------------------------------------
                               TOTAL INVESTMENTS--100.2%
                               (Cost: $10,125)                                            11,237
                               -----------------------------------------------------------------
                               LIABILITIES, LESS CASH AND OTHER ASSETS--(.2)%                (20)
                               -----------------------------------------------------------------
                               NET ASSETS--100%                                          $11,217
                               -----------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $10,125,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $1,416,000, the gross unrealized depreciation was $304,000 and the net unrealized appreciation on investments was $1,112,000.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER QUANTITATIVE EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Quantitative Equity Fund as of November 30, 1997, and the related statement of operations for the year then ended and statement of changes in net assets and the financial highlights for the year then ended and for the period from February 15, 1996 (commencement of operations) to November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Quantitative Equity Fund at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 20, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1997
(IN THOUSANDS)



-------------------------------------------------
 ASSETS
-------------------------------------------------
Investments, at value
(Cost: $10,125)                           $11,237
-------------------------------------------------
Cash                                           48
-------------------------------------------------
Receivable for:
  Fund shares sold                              7
-------------------------------------------------
  Dividends                                     7
-------------------------------------------------
    TOTAL ASSETS                           11,299
-------------------------------------------------
-------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------
Payable for:
  Fund shares redeemed                         25
-------------------------------------------------
  Investments purchased                        21
-------------------------------------------------
  Management fee                                5
-------------------------------------------------
  Distribution services fee                     2
-------------------------------------------------
  Administrative services fee                   1
-------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                              9
-------------------------------------------------
  Trustees' fees and other                     19
-------------------------------------------------
    Total liabilities                          82
-------------------------------------------------
NET ASSETS                                $11,217
-------------------------------------------------
-------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------
Paid-in capital                           $ 9,639
-------------------------------------------------
Undistributed net realized gain on
investments                                   466
-------------------------------------------------
Net unrealized appreciation on
investments                                 1,112
-------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                               $11,217
-------------------------------------------------
-------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price
  per share
  ($3,780  DIVIDED BY 290 shares
  outstanding)                             $13.03
-------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering
  price)                                   $13.82
-------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($2,730  DIVIDED BY 213 shares
  outstanding)                             $12.84
-------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales
  charge) per share
  ($1,280  DIVIDED BY 100 shares
  outstanding)                             $12.86
-------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price
  per share
  ($3,427  DIVIDED BY 262 shares
  outstanding)                             $13.08
-------------------------------------------------


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1997
(IN THOUSANDS)

------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------
Dividends                                 $   81
------------------------------------------------
Interest                                       5
------------------------------------------------
    Total investment income                   86
------------------------------------------------
Expenses:
  Management fee                              46
------------------------------------------------
  Distribution services fee                   21
------------------------------------------------
  Administrative services fee                  4
------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                            21
------------------------------------------------
  Reports to shareholders                     17
------------------------------------------------
  Professional fees                           16
------------------------------------------------
  Registration fees                            2
------------------------------------------------
  Trustees' fees and other                     5
------------------------------------------------
    Total expenses                           132
------------------------------------------------
NET INVESTMENT LOSS                          (46)
------------------------------------------------
------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------
  Net realized gain on sales of
  investments                                501
------------------------------------------------
  Change in net unrealized appreciation
  on investments                             680
------------------------------------------------
Net gain on investments                    1,181
------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $1,135
------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)



                                                        FEBRUARY 15
                                          YEAR ENDED         TO
                                         NOVEMBER 30,   NOVEMBER 30,
                                             1997           1996
--------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------
  Net investment loss                      $   (46)              (11)
--------------------------------------------------------------------
  Net realized gain                            501                88
--------------------------------------------------------------------
  Change in net unrealized appreciation        680               432
--------------------------------------------------------------------
Net increase in net assets resulting
from operations                              1,135               509
--------------------------------------------------------------------
Net equalization credits                        --                 4
--------------------------------------------------------------------
Distribution from net realized gain            (78)               --
--------------------------------------------------------------------
Net increase from capital share
transactions                                 5,564             3,983
--------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                 6,621             4,496
--------------------------------------------------------------------
--------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------
Beginning of period                          4,596               100
--------------------------------------------------------------------
END OF PERIOD                              $11,217             4,596
--------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1  DESCRIPTION OF THE
   FUND
                             Kemper Quantitative Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on February 15, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------
2  SIGNIFICANT
   ACCOUNTING POLICIES
                             INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.
--------------------------------------------------------------------------------
3  TRANSACTIONS
   WITH AFFILIATES
                             INVESTMENT MANAGER COMBINATION. Zurich Insurance Company, the parent of Zurich Kemper Investments, Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc. (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company
                             (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $46,000 for the year ended November 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:


                                           COMMISSIONS    COMMISSIONS ALLOWED
                                         RETAINED BY KDI    BY KDI TO FIRMS
                                         ---------------  -------------------
Year ended November 30, 1997             $     2,000             18,000


                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
                             fees, CDSC and commissions related to Class B and Class C shares are as follows:


                                         DISTRIBUTION FEES     COMMISSIONS AND
                                             AND CDSC       DISTRIBUTION FEES PAID
                                          RECEIVED BY KDI      BY KDI TO FIRMS
                                         -----------------  ----------------------
Year ended November 30, 1997             $       21,000                42,000


                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                           ASF PAID BY    ASF PAID BY
                                         THE FUND TO KDI  KDI TO FIRMS
                                         ---------------  ------------
Year ended November 30, 1997             $     4,000          7,000


                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $10,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.
--------------------------------------------------------------------------------
4  INVESTMENT
   TRANSACTIONS
                             For the year ended November 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):


Purchases                                 $12,349
Proceeds from sales                         6,900

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                                                   FEBRUARY 15
                                                                 YEAR ENDED             TO
                                                                NOVEMBER 30,       NOVEMBER 30,
                                                                    1997               1996
                                                              ----------------   ----------------
                                                              SHARES   AMOUNT    SHARES   AMOUNT

-------------------------------------------------------------------------------------------------
 SHARES SOLD
-------------------------------------------------------------------------------------------------
 Class A                                                        140    $1,750      162    $1,584
-------------------------------------------------------------------------------------------------
 Class B                                                        137     1,715      103     1,004
-------------------------------------------------------------------------------------------------
 Class C                                                         55       647       76       756
-------------------------------------------------------------------------------------------------
 Class I                                                        450     5,443      139     1,428
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
-------------------------------------------------------------------------------------------------
 Class A                                                          3        30       --        --
-------------------------------------------------------------------------------------------------
 Class B                                                          2        19       --        --
-------------------------------------------------------------------------------------------------
 Class C                                                          1        14       --        --
-------------------------------------------------------------------------------------------------
 Class I                                                          1        15       --        --
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 SHARES REDEEMED
-------------------------------------------------------------------------------------------------
 Class A                                                        (11)     (147)      (9)      (99)
-------------------------------------------------------------------------------------------------
 Class B                                                        (27)     (341)      (4)      (35)
-------------------------------------------------------------------------------------------------
 Class C                                                        (36)     (425)      --        --
-------------------------------------------------------------------------------------------------
 Class I                                                       (265)   (3,156)     (63)     (655)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 CONVERSION OF SHARES
-------------------------------------------------------------------------------------------------
 Class A                                                          1        12        1         8
-------------------------------------------------------------------------------------------------
 Class B                                                         (1)      (12)       1        (8)
-------------------------------------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                          $5,564             $3,983
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              ---------------------------   ---------------------------
                                                                        CLASS A                       CLASS B
                                                              ---------------------------   ---------------------------
                                                                             FEBRUARY 15                   FEBRUARY 15
                                                               YEAR ENDED         TO         YEAR ENDED        TO
                                                              NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996           1997          1996
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.12           9.50          11.04           9.50
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (.03)            --           (.08)          (.04)
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               2.13           1.62           2.07           1.58
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.10           1.62           1.99           1.54
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                          .19             --            .19             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $13.03          11.12          12.84          11.04
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   19.25%         17.05          18.37          16.21
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                         1.45%          1.48           2.27           2.32
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                              (.36)%         (.16)         (1.18)         (1.00)
-----------------------------------------------------------------------------------------------------------------------


                                                              ---------------------------   ---------------------------
                                                                        CLASS C                       CLASS I
                                                              ---------------------------   ---------------------------
                                                                             FEBRUARY 15                   SEPTEMBER 9
                                                               YEAR ENDED         TO         YEAR ENDED        TO
                                                              NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                                  1997           1996           1997          1996
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.05           9.50          11.14           9.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (.11)          (.04)          (.01)            --
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                               2.11           1.59           2.14           1.47
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.00           1.55           2.13           1.47
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                          .19             --            .19             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.86          11.05          13.08          11.14
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   18.45%         16.32          19.48          15.20
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)(A)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                                         2.16%          2.33           1.26           1.08
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                             (1.07)%        (1.01)          (.17)          (.05)
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                                       FEBRUARY 15
                                          YEAR ENDED       TO
                                         NOVEMBER 30,  NOVEMBER 30,
                                             1997         1996
--------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $   11,217           4,596
--------------------------------------------------------------------
Portfolio turnover rate                          84%             72
--------------------------------------------------------------------
Average commission rates paid per share
on stock transactions                    $    .0597           .0555

--------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) The investment manager agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund for the period ended November 30, 1996. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased for the period ended November 30, 1996 by the following amounts: for Class A, 0.78%, for Class B, 0.83%, for Class C, 0.79% and for Class I, 1.15%.